UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Peter V. Bonanno	Copies to:
Goldman, Sachs & Co.	Kenneth L. Greenberg
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman
Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Growth and Income Fund
Annual Report
December 31, 2006

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Growth and Income Fund during the one-year reporting period that ended December 31, 2006.

Market Review

The U.S. equity markets finished another year with positive returns as strong gains in the fourth quarter capped off a very successful 2006. For the one-year period ended December 31, 2006, the S&P 500 Index returned 15.79%. The equity markets largely overcame early concerns over rising interest rates and inflation, as well as signs of a cooling housing market and ongoing geopolitical concerns. Another theme throughout the year was the high level of merger and acquisition activity in both the private and public sectors. With abundant liquidity in the market, private equity deals reached new heights as buyers increasingly bid for small- and even mid-cap-sized companies. On the economic front, the Federal Reserve Board held interest rates steady in the second half of the year.

Investment Objective

The Fund seeks long-term growth of capital and growth of income.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2006*

	% of Net
Company	Assets	Business

Exxon Mobil Corp.	4.6%	Energy Resources
Bank of America Corp.	3.9	Large Banks
J.P. Morgan Chase & Co.	3.4	Large Banks
Entergy Corp.	3.3	Electrical Utilities
McDonald’s Corp.	2.9	Restaurants
Sprint Nextel Corp.	2.8	Telephone
Wells Fargo & Co.	2.8	Large Banks
Citigroup, Inc.	2.7	Large Banks
Washington Mutual, Inc.	2.7	Specialty Financials
Verizon Communications, Inc.	2.7	Telephone

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter (continued)

Performance Review

Over the one-year period that ended December 31, 2006, the Fund generated a cumulative total return of 22.63%. This return compares to the 22.25% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period.

The Fund outperformed its benchmark during the reporting period. 2006 proved to be a strong period for large-cap value stocks as every sector in the Russell 1000 Value Index produced double digit returns. Some of the largest gains were posted by mega-cap and high dividend yielding stocks. In the Fund, Consumer Cyclicals and Utilities holdings emerged as top performers, while stock selection was less successful in the Energy and Basic Materials sectors.

Highlights during the year include several key holdings added in 2006, such as McDonald’s Corp. and Cisco Systems, Inc., the latter of which recovered from mid-year lows in the fourth quarter. One of the Fund’s largest holdings, Entergy Corp., contributed to the Fund’s performance as the company continued to benefit from a disciplined management team. Each of these companies represents situations we favor — improving free cash flow trends, share repurchases and strong management teams. The Fund also benefited from favorable acquisition activity after Equity Office Properties was sold to a private equity group.

In 2006, several headwinds, including record warm weather patterns, pressured the Fund’s holdings in the Energy sector. Over the long term, we believe the supply/demand trends should sustain higher pricing in the sector. Our overall exposure to the Energy sector decreased over the past year, partly due to the acquisition of Burlington Resources by ConocoPhillips. We also selectively reduced holdings in this sector. We think that some of the current merger activity suggests that corporate buyers share our positive view on well-positioned companies in this sector. We remain focused on select companies with low cost structures, large reserves and shareholder-focused management teams. Despite recent weakness, we continue to hold EOG Resources, Inc. and The Williams Companies, Inc.

Many of the Fund’s best performing stocks in 2006 were companies engaged in efforts to rationalize their cost structures, divest non-strategic assets and generally improve returns on capital. As we move into 2007, we will continue to seek similar opportunities as these programs of internal change can show positive results in an uncertain market environment. We believe the market will see an active flow of private-equity investment into mid-cap companies, particularly those with the cash flow characteristics we tend to favor. We maintain a valuation focus and are alert for emerging ideas across the investment landscape.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Value Portfolio Management Team

January 12, 2007

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Growth and Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Growth and Income Fund invests primarily in large-capitalization U.S. equity investments and also invests in fixed income securities. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund may invest in foreign securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Performance Summary

December 31, 2006 (Unaudited)

The following graph shows the value as of December 31, 2006, of a $10,000 investment made in the Fund on January 12, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

Growth and Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested from January 12, 1998 to December 31, 2006.

	Since Inception	Five Years	One Year

Average Annual Total Return Through December 31, 2006

Growth and Income Fund (commenced January 12, 1998)	5.40%	10.79%	22.63%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Schedule of Investments

December 31, 2006

Shares	Description	Value
Common Stocks – 96.8%

Aerospace & Defense – 1.0%
47,547	The Boeing Co.	$4,224,075

Biotechnology – 0.4%
23,429	Amgen, Inc.*	1,600,435

Brokers – 3.4%
99,923	Lehman Brothers Holdings, Inc.	7,805,985
23,725	Merrill Lynch & Co., Inc.	2,208,797
59,583	Morgan Stanley	4,851,844

		14,866,626

Chemicals – 0.2%
14,851	Air Products and Chemicals, Inc.	1,043,728

Computer Hardware – 1.9%
193,521	Cisco Systems, Inc.*	5,288,929
67,807	Hewlett-Packard Co.	2,792,970

		8,081,899

Computer Software – 1.0%
248,002	Activision, Inc.*	4,275,554

Diversified Energy – 1.8%
290,485	The Williams Companies, Inc.	7,587,468

Drugs – 2.4%
397,509	Pfizer, Inc.	10,295,483

Electrical Utilities – 6.4%
23,282	Edison International	1,058,865
156,311	Entergy Corp.	14,430,632
66,450	Exelon Corp.	4,112,591
43,464	FirstEnergy Corp.	2,620,879
23,062	FPL Group, Inc.	1,255,034
120,013	PPL Corp.	4,301,266

		27,779,267

Energy Resources – 8.4%
103,795	ConocoPhillips	7,468,050
72,049	Devon Energy Corp.	4,833,047
62,751	EOG Resources, Inc.	3,918,800
261,614	Exxon Mobil Corp.	20,047,481

		36,267,378

Energy-Master Limited Partnerships – 4.4%
90,340	Energy Transfer Partners LP	4,887,394
207,934	Enterprise Products Partners LP	6,025,927
103,356	Magellan Midstream Partners LP	3,989,542
110,465	Williams Partners LP	4,274,995

		19,177,858

Environmental & Other Services – 2.0%
235,926	Waste Management, Inc.	8,674,999

Food & Beverage – 1.0%
153,740	Unilever NV	4,189,415

Grocery – 0.5%
60,200	SUPERVALU, Inc.	2,152,150

Home Products – 1.8%
213,065	Newell Rubbermaid, Inc.	6,168,232
24,703	The Clorox Co.	1,584,697

		7,752,929

Large Banks – 14.3%
312,207	Bank of America Corp.	16,668,732
210,876	Citigroup, Inc.	11,745,793
306,128	J.P. Morgan Chase & Co.	14,785,982
113,369	Wachovia Corp.	6,456,364
337,735	Wells Fargo & Co.	12,009,857

		61,666,728

Life Insurance – 0.7%
33,658	Hartford Financial Services Group, Inc.	3,140,628

Media – 2.3%
77,737	Comcast Corp.*	3,290,607
303,952	Time Warner, Inc.	6,620,075

		9,910,682

Medical Products – 2.6%
140,075	Baxter International, Inc.	6,498,079
85,413	Medtronic, Inc.	4,570,450

		11,068,529

Mining – 0.3%
27,011	Nucor Corp.	1,476,421

Motor Vehicle – 1.0%
69,399	Autoliv, Inc.	4,184,760

Oil Services – 1.0%
35,314	Baker Hughes, Inc.	2,636,543
59,178	BJ Services Co.	1,735,099

		4,371,642

Paper & Packaging – 2.7%
203,271	International Paper Co.	6,931,541
216,467	Packaging Corp. of America	4,783,921

		11,715,462

Parts & Equipment – 3.7%
233,472	General Electric Co.	8,687,493
114,310	United Technologies Corp.	7,146,661

		15,834,154

Property Insurance – 3.9%
75,060	American International Group, Inc.	5,378,800
64,583	PartnerRe Ltd.	4,587,330
49,633	The Allstate Corp.	3,231,605
51,240	XL Capital Ltd.(a)	3,690,305

		16,888,040

Regional Banks – 2.8%
72,700	First Horizon National Corp.	3,037,406
171,534	KeyCorp	6,523,438
72,939	Regions Financial Corp.	2,727,919

		12,288,763

The accompanying notes are an integral part of these financial statements.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Schedule of Investments (continued)
December 31, 2006

Shares	Description	Value
Common Stocks – (continued)

REIT – 4.5%
50,422	Apartment Investment & Management Co.	$2,824,640
150,402	CapitalSource, Inc.(a)	4,107,479
51,662	Developers Diversified Realty Corp.	3,252,123
17,259	Equity Office Properties Trust	831,366
110,602	iStar Financial, Inc.	5,288,988
59,000	Mack-Cali Realty Corp.	3,009,000

		19,313,596

Restaurants – 2.9%
279,726	McDonald’s Corp.	12,400,254

Retail Apparel – 2.4%
135,276	J.C. Penney Co., Inc.	10,464,951

Specialty Financials – 5.7%
26,847	AllianceBernstein Holding LP	2,158,499
47,416	American Capital Strategies Ltd.	2,193,464
48,573	Apollo Investment Corp.	1,088,035
83,450	Countrywide Financial Corp.	3,542,453
58,178	Freddie Mac	3,950,286
252,732	Washington Mutual, Inc.	11,496,779

		24,429,516

Telecom Equipment – 1.1%
241,803	Motorola, Inc.	4,971,470

Telephone – 5.5%
646,906	Sprint Nextel Corp.	12,220,055
307,943	Verizon Communications, Inc.	11,467,797

		23,687,852

Tobacco – 2.0%
103,038	Altria Group, Inc.	8,842,721

Transports – 0.8%
37,738	Union Pacific Corp.	3,472,651

TOTAL COMMON STOCKS
(Cost $350,304,419)		$418,098,084

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 3.1%

Joint Repurchase Agreement Account II
$13,500,000	5.292%	01/02/07	$13,500,000
Maturity Value: $13,507,938
(Cost $13,500,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $363,804,419)			$431,598,084

Shares	Description	Value
Securities Lending Collateral – 0.6%

2,587,800	Boston Global Investment Trust – Enhanced Portfolio
(Cost $2,587,800)		$2,587,800

TOTAL INVESTMENTS – 100.5%
(Cost $366,392,219)		$434,185,884

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(2,170,269)

NET ASSETS – 100.0%		$432,015,615

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on December 29, 2006.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2006, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $13,500,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

ABN Amro, Inc.	$500,000,000	5.32%	01/02/07	$500,295,556

Banc of America Securities LLC	750,000,000	5.32	01/02/07	750,443,333

Barclays Capital PLC	525,000,000	5.32	01/02/07	525,310,333

Bear Stearns	500,000,000	5.32	01/02/07	500,295,556

Deutsche Bank Securities, Inc.	750,000,000	5.31	01/02/07	750,442,500

Greenwich Capital Markets	300,000,000	5.32	01/02/07	300,177,333

Morgan Stanley & Co.	500,000,000	5.32	01/02/07	500,295,556

UBS Securities LLC	700,000,000	5.18	01/02/07	700,402,889

UBS Securities LLC	700,000,000	5.22	01/02/07	700,406,000

UBS Securities LLC	850,000,000	5.32	01/02/07	850,502,444

Wachovia Capital Markets	250,000,000	5.32	01/02/07	250,147,778

TOTAL	$6,325,000,000			$6,328,719,278

At December 31, 2006, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 7.23%, due 01/12/07 to 11/01/16; Federal Home Loan Mortgage Association, 3.50% to 9.00%, due 02/01/07 to 01/01/37; Federal National Mortgage Association, 0.00% to 11.50%, due 07/01/07 to 01/01/37 and Government National Mortgage Association, 4.50% to 9.00%, due 10/15/09 to 12/20/36. The aggregate market value of the collateral, including accrued interest, was $6,462,454,814.

The accompanying notes are an integral part of these financial statements.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:

Investment in securities, at value (identified cost $363,804,419) — including $2,521,104 of securities on loan	$431,598,084
Securities lending collateral, at value (identified cost $2,587,800)	2,587,800
Cash	98,546
Receivables:
Investment securities sold	1,147,705
Fund shares sold	876,674
Dividends and interest	623,040
Securities lending income	536

Total assets	436,932,385

Liabilities:

Payables:
Payable upon return of securities loaned	2,587,800
Investment securities purchased	1,764,870
Amounts owed to affiliates	284,952
Fund shares repurchased	190,898
Accrued expenses	88,250

Total liabilities	4,916,770

Net Assets:

Paid-in capital	354,201,443
Accumulated undistributed net investment income	1,495,707
Accumulated net realized gain on investment transactions	8,524,800
Net unrealized gain on investments	67,793,665

NET ASSETS	$432,015,615

Total shares of beneficial interest outstanding, par value $0.001 (unlimited shares authorized)	31,065,206
Net asset value, offering and redemption price per share	$13.91

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Operations

For the Year Ended December 31, 2006

Investment income:

Dividends(a)	$10,204,114
Interest (including securities lending income of $12,734)	499,614

Total income	10,703,728

Expenses:

Management fees	2,668,941
Transfer agent fees	142,344
Printing fees	90,898
Custody and accounting fees	87,340
Professional fees	54,391
Trustee fees	15,083
Registration fees	1,274
Other	15,073

Total expenses	3,075,344

Less — expense reductions	(25,566)

Net expenses	3,049,778

NET INVESTMENT INCOME	7,653,950

Realized and unrealized gain on investment transactions:

Net realized gain from investment transactions	29,381,353
Net change in unrealized gain on investments	36,557,636

Net realized and unrealized gain on investment transactions	65,938,989

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,592,939

(a)	Foreign taxes withheld on dividends were $27,397.

The accompanying notes are an integral part of these financial statements.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2006	December 31, 2005
From operations:

Net investment income	$7,653,950	$5,198,685
Net realized gain on investment transactions	29,381,353	22,131,005
Payments by affiliates to reimburse certain security claims	—	9,144
Net change in unrealized gain (loss) on investments	36,557,636	(15,849,453)

Net increase in net assets resulting from operations	73,592,939	11,489,381

Distributions to shareholders:

From net investment income	(6,608,062)	(5,139,069)
From net realized gain	(15,880,947)	—

Total distributions to shareholders	(22,489,009)	(5,139,069)

From share transactions:

Proceeds from sales of shares	88,935,399	58,037,222
Reinvestment of dividends and distributions	22,488,997	5,139,069
Cost of shares repurchased	(43,664,607)	(32,770,160)

Net increase in net assets resulting from share transactions	67,759,789	30,406,131

TOTAL INCREASE	118,863,719	36,756,443

Net assets:

Beginning of year	313,151,896	276,395,453

End of year	$432,015,615	$313,151,896

Accumulated undistributed net investment income	$1,495,707	$424,392

Summary of share transactions:

Shares sold	6,612,585	4,906,882
Shares issued on reinvestment of dividends and distributions	1,613,271	428,971
Shares repurchased	(3,318,130)	(2,776,580)

NET INCREASE	4,907,726	2,559,273

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from											Ratios assuming no
		investment operations			Distributions to shareholders								expense reductions

			Net									Ratio of	Ratio of	Ratio of
	Net asset		realized			From		Net asset		Net assets	Ratio of	net investment	total	net investment
	value,	Net	and	Total from	From net	net		value,		at end of	net expenses	income	expenses	income	Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	year	to average	to average	to average	to average	turnover
	of year	income(a)	gain (loss)	operations	income	gains	distributions	year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

FOR THE YEARS ENDED DECEMBER 31,

2006	$11.97	$0.28	$2.43	$2.71	$(0.23)	$(0.54)	$(0.77)	$13.91	22.63%	$432,016	0.86%	2.15%	0.87%	2.14%	52%
2005	11.71	0.21	0.25	0.46	(0.20)	—	(0.20)	11.97	3.93	313,152	0.88	1.77	0.88	1.77	46
2004	10.00	0.19	1.69	1.88	(0.17)	—	(0.17)	11.71	18.80	276,395	0.86	1.75	0.86	1.75	58
2003	8.14	0.13	1.85	1.98	(0.12)	—	(0.12)	10.00	24.36	230,316	1.02	1.44	1.20	1.26	51
2002	9.33	0.13	(1.19)	(1.06)	(0.13)	—	(0.13)	8.14	(11.34)	36,911	1.05	1.51	1.27	1.29	98

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year.

The accompanying notes are an integral part of these financial statements.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements

December 31, 2006

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Growth and Income Fund (“Fund”). The Fund is a diversified portfolio under the Act.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or as a tax return of capital.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
     GSAM has entered into a fee reduction commitment for the Fund which was implemented on a voluntary basis prior to April 28, 2006 and on a contractual basis as of April 28, 2006 to achieve the rates listed below:

Average Daily Net Assets	Annual Rate

First $1 Billion	0.75%

Next $1 Billion	0.68%

Over $2 Billion	0.65%

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder meeting and other extraordinary expenses exclusive of any offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2006, GSAM made no reimbursements to the Fund.

     In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2006, custody and transfer agent fees were reduced by approximately $3,600 and $22,000, respectively.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.04% of the average daily net assets of the Fund. Goldman Sachs serves as the distributor of the Fund’s shares at no cost to the Fund.

13

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

3. AGREEMENTS (continued)
     At December 31, 2006, amounts owed to affiliates were approximately $270,500 and $14,400 for Management and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long term securities for the year ended December 31, 2006 were $228,107,870 and $180,647,896, respectively. For the year ended December 31, 2006, Goldman Sachs earned approximately $23,200 of brokerage commissions from portfolio transactions, executed on behalf of the Fund.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2006 is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $706, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended December 31, 2006, BGA earned approximately $1,600 in fees as securities lending agent. At December 31, 2006, the Fund loaned securities having a market value of $2,521,104 collateralized by cash in the amount of $2,587,800.

6. LINE OF CREDIT FACILITY

The Fund participates in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the year ended December 31, 2006, the Fund did not have any borrowings under this facility.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

	For the year ended December 31,

	2006	2005

Distributions paid from:
Ordinary income	$6,608,062	$5,139,069
Net long-term capital gains	15,880,947	—

Total taxable distributions	$22,489,009	$5,139,069

     As of December 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$2,549,766
Undistributed long-term capital gains	8,921,122

Total undistributed earnings	11,470,888
Capital loss carryforward:(1)(2)
Expiring 2010	(2,370,037)
Timing differences (deferred REIT distributions)	31,956
Unrealized gains — net	68,681,365

Total accumulated earnings — net	$77,814,172

(1)	Expiration occurs on December 31 of the year indicated. Utilization of these losses may be limited under the Internal Revenue Code.

(2)	During the year ended December 31, 2006, the Fund utilized $2,217,058 of capital loss carryforwards.

     At December 31, 2006, the Fund’s aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes were as follows:

Tax cost	$365,504,519

Gross unrealized gain	71,036,875
Gross unrealized loss	(2,355,510)

Net unrealized security gain	$68,681,365

     The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to differences related to the tax treatment of partnership investments, wash sales and return of capital distributions from underlying fund investments. The cumulative timing differences consist of deferred income distributions from underlying fund investments.

     In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $25,427 from accumulated net realized gain on investment transactions to accumulated undistributed net investment income. This reclassification has no impact on the net asset value of the Fund. Such reclassification results primarily from dividend redesignations.

8. OTHER MATTERS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds (including this Fund) and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain

15

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

8. OTHER MATTERS (continued)
related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The Fund, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, the plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Fund is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.
New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of this ruling such that it must be incorporated no later than the last day on which a NAV is calculated preceding the Fund’s 2007 semi-annual report. At this time, the investment adviser is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements, however, additional disclosures will be required.

16

Report of Independent Registered Public Accounting Firm

To the Shareholders of Goldman Sachs Growth and Income Fund and Board of Trustees

Goldman Sachs Variable Insurance Trust

We have audited the accompanying statement of assets and liabilities of Goldman Sachs Growth and Income Fund (one of the funds comprising the Goldman Sachs Variable Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Growth and Income Fund at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2007

17

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2006

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

Actual Expenses — The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line of table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 months
	Account Value	Account Value	ended
	7/1/06	12/31/06	12/31/06*

Actual	$1,000	$1,156,70	$4.64
Hypothetical 5% return	1,000	1,020,90 +	4.35

*	Expenses are calculated using the Fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.85%.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998- 2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Director, Emerging Markets Group, Ltd. (2004 — 2006); Director, Elderhostel, Inc. (2006 — present) Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Patrick T. Harker Age: 48	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (58 Portfolios).

19

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2006, the Trust consisted of 65 portfolios and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios, including the Fund described in this Annual Report.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President	Since 2002	Managing Director, Goldman Sachs (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (August 2001-December 2006).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College.

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 44	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President Goldman Sachs (1999-2006); Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2006, 87.44% of the dividends paid from net investment company taxable income by the Growth and Income Fund qualifies for the dividends received deduction available to corporations.

       Pursuant to Section 852 of the Internal Revenue Code, the Growth and Income Fund designates $15,880,947 as capital gain dividends paid during the year ended December 31, 2006.

21

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. Fitzpatrick, Vice President
Patrick T. Harker	James A. McNamara, Vice President
Mary Patterson McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Peter V. Bonanno, Secretary
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Growth and Income Fund.

Copyright 2007 Goldman, Sachs & Co. All rights reserved.

VITG&IAR/07-314

Goldman
Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Structured U.S. Equity Fund

Annual Report
December 31, 2006

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Structured U.S. Equity Fund during the one-year reporting period that ended December 31, 2006.

Market Review

The S&P 500 Index returned 15.79% in 2006. All ten sectors in the Index posted positive results for the year, led by the Telecommunication Services (+33.2%) and Energy (+24.20%) sectors. The top-weighted Financials (+19.3%) sector contributed most positively (weight times performance) to the Index gains. It’s important to note that the return of the S&P 500 Index does not reflect any fees or expenses.

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2006*

	% of Net
Company	Assets	Business

Exxon Mobil Corp.	5.1%	Oil & Gas
Pfizer, Inc.	3.1	Pharmaceuticals
J.P. Morgan Chase & Co.	2.9	Diversified Financials
Cisco Systems, Inc.	2.9	Communications Equipment
Microsoft Corp.	2.9	Software
Bank of America Corp.	2.9	Banks
Hewlett-Packard Co.	2.5	Computers & Peripherals
General Electric Co.	2.3	Industrial Conglomerates
Merck & Co., Inc.	2.3	Pharmaceuticals
Time Warner, Inc.	2.3	Media

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shareholder Letter (continued)

Performance Review

Over the one-year period that ended December 31, 2006, the Fund’s Institutional Shares generated a cumulative total return of 12.89%. This return compares to the 15.79% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500 Index (with dividends reinvested), over the same time period. For the period from the inception of the Service Class on January 9, 2006 to December 31, 2006, the Fund’s Service Shares generated a cumulative total return of 9.38%. This compares to the 12.40% cumulative total return of the Fund’s benchmark over the same time period.

For the 12-month reporting period as a whole, among our investment themes, Analyst Sentiment was the biggest detractor from relative returns, followed by Earnings Quality. Conversely, Valuation contributed positively to excess returns. Management Impact, Momentum and Profitability also added value, albeit to a lesser extent. Stock selection among sectors was negative overall for the period. The impact of the theme returns was felt in most sectors and the Fund’s holdings in the Energy and Healthcare sectors were among the biggest detractors from performance for the year. On the upside, stock selection in the Materials sector contributed the most.

The Fund’s underperformance versus the benchmark was concentrated in the period from August to November, when the market experienced what might be considered a “low-quality” rally. For example, during this time, stocks with low quality rankings according to Standard and Poor’s outperformed their higher quality counterparts. (We consider stocks ranked “A+”, “A” and “A-” by S&P to be “high quality,” and those ranked “B-” and “C” as “low quality”). In addition, companies with negative earnings fared far better than those with earnings, and companies that did not pay dividends outpaced those that did. In contrast, over the long term, we believe that higher quality companies tend to outperform their lower quality counterparts. In this type of market, the investment themes we rely on to add value typically do not work as we expect, and this period was no exception. For the August through November timeframe, all of our investment themes contributed negatively to returns.

In contrast, for the first seven months of the reporting period, the Fund’s Institutional Shares had performed largely in line with its benchmark, returning 3.50% versus 3.34%. During this period, the Momentum, Management Impact, Valuation and Profitability themes all produced returns that were quite positive. This is what we would expect and have experienced over the long term. However, Earnings Quality contributed slightly to returns and Analyst Sentiment detracted slightly from performance over this time. Over time, we expect all of our themes to contribute positively, but over shorter periods such as a quarter, six months or even a year, we expect different themes to drive our returns. That is why we employ a diversified set of themes to help us select stocks.

Over the long term, we expect most of our excess returns (gross portfolio return minus benchmark return) to be explained by our portfolios’ exposures to our themes. However, sometimes our themes don’t completely explain our returns. We call what is left over the residual, or unexplained portion of return. We have recently enhanced the way we analyze our performance to better understand the themes that impact the Fund’s returns. We have found that some themes did a better job of telling us which stocks to underweight versus which to overweight. In addition, some themes didn’t fare well in some sectors, as evidenced by the fact that stock selection was negative in some sectors. Thus, even when the themes did work as expected on average, they didn’t do so in driving all of our stock selection.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Combined with those themes that didn’t work as a result of the market environment late in the year, the Fund underperformed its benchmark over the period.

We believe the market environment that we experienced toward the end of 2006 was unusual and we continue to believe in the long-term efficacy of our stock selection themes.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Quantitative Equity Management Team

January 25, 2007

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Structured U.S. Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Structured U.S. Equity Fund invests in a broadly diversified portfolio of U.S. stocks. The Fund is subject to market risks, as the share prices of the securities in the portfolio may go up or down. This could occur in response to the prospects of the companies issuing the stock, overall sector performance and/or general economic conditions.

3

Shareholder Letter (continued)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and/or liabilities.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Performance Summary

December 31, 2006 (Unaudited)

The following graph shows the value as of December 31, 2006, of a $10,000 investment made on February 13, 1998 (commencement of operations) in Institutional Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Shares will vary from Institutional Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

Structured U.S. Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested from February 13, 1998 to December 31, 2006.

	Since Inception	Five Years	One Year

Average Annual Total Return Through December 31, 2006

Institutional Class (commenced February 13, 1998)	5.33%	6.92%	12.89%

Service Class (commenced January 9, 2006)	9.38%*	n/a	n/a

*	Total returns for periods of less than one year represents cumulative total return.

5

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments

December 31, 2006

Shares	Description	Value
Common Stocks – 99.6%

Aerospace & Defense – 4.0%
64,600	Lockheed Martin Corp.	$5,947,722
300,200	Northrop Grumman Corp.	20,323,540
175,300	Raytheon Co.	9,255,840
128,939	The Boeing Co.	11,454,941

		46,982,043

Air Freight & Couriers – 0.2%
10,200	FedEx Corp.	1,107,924
27,200	Ryder System, Inc.	1,388,832

		2,496,756

Banks – 5.8%
627,122	Bank of America Corp.	33,482,043
303,386	Hudson City Bancorp, Inc.	4,210,998
31,400	Regions Financial Corp.	1,174,360
472,900	U.S. Bancorp	17,114,251
325,800	Wells Fargo & Co.	11,585,448

		67,567,100

Beverages – 0.5%
80,100	Coca-Cola Enterprises, Inc.	1,635,642
98,500	The Coca-Cola Co.	4,752,625

		6,388,267

Biotechnology – 2.4%
156,590	Amgen, Inc.*	10,696,663
302,800	Celgene Corp.*	17,420,084

		28,116,747

Chemicals – 1.5%
343,500	Monsanto Co.	18,044,055

Commercial Services & Supplies – 1.3%
211,500	Emdeon Corp.*	2,620,485
105,000	Manpower, Inc.	7,867,650
134,988	Waste Management, Inc.	4,963,509

		15,451,644

Communications Equipment – 3.3%
1,240,540	Cisco Systems, Inc.*	33,903,958
149,300	Motorola, Inc.	3,069,608
42,600	Polycom, Inc.*	1,316,766

		38,290,332

Computers & Peripherals – 3.8%
719,300	Hewlett-Packard Co.	29,627,967
204,700	Lexmark International, Inc.*	14,984,040

		44,612,007

Diversified Financials – 9.0%
77,300	American Express Co.	4,689,791
166,900	AmeriCredit Corp.*(a)	4,200,873
24,300	Ameriprise Financial, Inc.	1,324,350
8,800	BlackRock, Inc.	1,336,720
95,814	Citigroup, Inc.	5,336,840
129,700	Countrywide Financial Corp.	5,505,765
705,400	J.P. Morgan Chase & Co.	34,070,820
288,700	Merrill Lynch & Co., Inc.	26,877,970
165,100	Moody’s Corp.	11,401,806
89,100	Morgan Stanley	7,255,413
50,800	SEI Investments Co.	3,025,648

		105,025,996

Diversified Telecommunication Services – 3.7%
637,800	AT&T, Inc.	22,801,350
170,900	BellSouth Corp.	8,051,099
166,500	CenturyTel, Inc.	7,269,390
271,401	Sprint Nextel Corp.	5,126,765

		43,248,604

Electric Utilities – 2.8%
356,000	PG&E Corp.	16,849,480
285,970	TXU Corp.	15,502,434

		32,351,914

Electrical Equipment – 0.3%
53,200	Energizer Holdings, Inc.*	3,776,668

Energy Equipment & Services – 0.2%
40,400	Schlumberger Ltd.	2,551,664

Food & Drug Retailing – 0.7%
223,200	Safeway, Inc.	7,713,792

Food Products – 2.6%
512,600	Archer-Daniels-Midland Co.	16,382,696
39,979	Dean Foods Co.*	1,690,312
140,900	Kraft Foods, Inc.	5,030,130
462,200	Tyson Foods, Inc.	7,603,190

		30,706,328

Healthcare Equipment & Supplies – 0.7%
185,500	Applera Corp. – Applied Biosystems Group	6,805,995
11,200	Intuitive Surgical, Inc.*	1,074,080

		7,880,075

Healthcare Providers & Services – 2.6%
411,894	AmerisourceBergen Corp.	18,518,754
36,600	Caremark Rx, Inc.	2,090,226
155,169	Humana, Inc.*	8,582,398
19,200	WellCare Health Plans, Inc.*	1,322,880

		30,514,258

Hotels, Restaurants & Leisure – 1.1%
131,900	Darden Restaurants, Inc.	5,298,423
28,500	Marriott International, Inc.	1,360,020
35,500	Starbucks Corp.*	1,257,410
81,100	Yum! Brands, Inc.	4,768,680

		12,684,533

Household Products – 0.4%
59,900	Colgate-Palmolive Co.	3,907,876
18,165	Procter & Gamble Co.	1,167,465

		5,075,341

The accompanying notes are an integral part of these financial statements.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Industrial Conglomerates – 3.3%
736,588	General Electric Co.	$27,408,439
153,546	Reynolds American, Inc.	10,052,657
40,900	Tyco International Ltd.	1,243,360

		38,704,456

Insurance – 6.1%
68,030	AMBAC Financial Group, Inc.	6,059,432
539,100	Genworth Financial, Inc.	18,442,611
490,900	Loews Corp.	20,357,623
270,863	MBIA, Inc.(a)	19,789,251
15,395	Nationwide Financial Services, Inc.	834,409
103,500	Radian Group, Inc.	5,579,685
31,550	W.R. Berkley Corp.	1,088,790

		72,151,801

IT Consulting & Services – 2.2%
37,600	Accenture Ltd.	1,388,568
364,600	Computer Sciences Corp.*	19,458,702
187,100	First Data Corp.	4,774,792

		25,622,062

Machinery – 0.6%
73,500	Deere & Co.	6,987,645

Marine – 0.1%
22,000	Overseas Shipholding Group, Inc.	1,238,600

Media – 6.9%
516,930	CBS Corp. Class B	16,117,877
216,000	Comcast Corp.*	9,143,280
90,500	News Corp. Class B	2,014,530
323,579	The DIRECTV Group, Inc.*	8,070,060
119,440	The McGraw-Hill Companies, Inc.	8,124,309
299,686	The Walt Disney Co.	10,270,239
1,242,729	Time Warner, Inc.	27,066,638

		80,806,933

Metals & Mining – 0.3%
21,800	Newmont Mining Corp.	984,270
52,100	Nucor Corp.	2,847,786

		3,832,056

Multi-Utilities – 0.0%
6,101	Dynegy, Inc.*	44,171

Multiline Retail – 2.2%
326,600	Costco Wholesale Corp.	17,267,342
180,300	Dillard’s, Inc.	6,305,091
48,700	Wal-Mart Stores, Inc.	2,248,966

		25,821,399

Oil & Gas – 9.5%
302,200	Devon Energy Corp.	20,271,576
783,366	Exxon Mobil Corp.	60,029,337
53,200	Holly Corp.	2,734,480
228,400	Marathon Oil Corp.	21,127,000
142,200	Valero Energy Corp.	7,274,952

		111,437,345

Pharmaceuticals – 7.2%
288,782	Johnson & Johnson	19,065,388
626,100	Merck & Co., Inc.	27,297,960
1,398,915	Pfizer, Inc.	36,231,898
26,600	Wyeth	1,354,472

		83,949,718

Real Estate – 1.0%
76,600	Equity Office Properties Trust	3,689,822
26,800	Kimco Realty Corp. (REIT)	1,204,660
50,200	Public Storage, Inc. (REIT)	4,894,500
17,800	SL Green Realty Corp.	2,363,484

		12,152,466

Road & Rail – 1.3%
214,000	CSX Corp.	7,368,020
149,200	Norfolk Southern Corp.	7,503,268

		14,871,288

Semiconductor Equipment & Products – 2.3%
193,600	Atmel Corp.*	1,171,280
64,900	Lam Research Corp.*	3,285,238
1,264,700	Micron Technology, Inc.*	17,655,212
155,552	Texas Instruments, Inc.	4,479,898

		26,591,628

Software – 5.0%
1,123,840	Microsoft Corp.	33,557,862
560,300	Oracle Corp.*	9,603,542
309,500	Symantec Corp.*	6,453,075
322,111	Synopsys, Inc.*	8,610,027

		58,224,506

Specialty Retail – 3.0%
477,394	AutoNation, Inc.*	10,178,040
269,856	Circuit City Stores, Inc.	5,121,867
352,388	Office Depot, Inc.*	13,450,650
225,800	The TJX Companies, Inc.	6,439,816

		35,190,373

Textiles & Apparel – 0.1%
39,802	Jones Apparel Group, Inc.	1,330,581

Tobacco – 1.4%
113,400	Altria Group, Inc.	9,731,988
119,067	UST, Inc.	6,929,699

		16,661,687

The accompanying notes are an integral part of these financial statements.

7

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
December 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Wireless Telecommunication Services – 0.2%
23,280	Telephone & Data Systems, Inc.	$1,264,802
10,700	United States Cellular Corp.*	744,613

		2,009,415

TOTAL COMMON STOCKS
(Cost $1,007,833,079)		$1,167,106,254

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 0.2%

Joint Repurchase Agreement Account II
$2,800,000	5.292%	01/02/07	$2,800,000
Maturity Value: $2,801,646
(Cost $2,800,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,010,633,079)			$1,169,906,254

Shares	Description	Value
Securities Lending Collateral – 1.2%

14,360,500	Boston Global Investment Trust – Enhanced Portfolio	$14,360,500
(Cost $14,360,500)

TOTAL INVESTMENTS – 101.0%
(Cost $1,024,993,579)		$1,184,266,754

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%		(12,107,580)

NET ASSETS – 100.0%		$1,172,159,174

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on December 29, 2006.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2006, the following futures contracts were open as follows:

	Number of	Settlement		Unrealized
Type	Contracts Long	Month	Market Value	Loss

S&P 500 Index	57	March 2007	$4,070,940	$(23,939)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2006, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $2,800,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

ABN Amro, Inc.	$500,000,000	5.32%	01/02/07	$500,295,556

Banc of America Securities LLC	750,000,000	5.32	01/02/07	750,443,333

Barclays Capital PLC	525,000,000	5.32	01/02/07	525,310,333

Bear Stearns	500,000,000	5.32	01/02/07	500,295,556

Deutsche Bank Securities, Inc.	750,000,000	5.31	01/02/07	750,442,500

Greenwich Capital Markets	300,000,000	5.32	01/02/07	300,177,333

Morgan Stanley & Co.	500,000,000	5.32	01/02/07	500,295,556

UBS Securities LLC	700,000,000	5.18	01/02/07	700,402,889

UBS Securities LLC	700,000,000	5.22	01/02/07	700,406,000

UBS Securities LLC	850,000,000	5.32	01/02/07	850,502,444

Wachovia Capital Markets	250,000,000	5.32	01/02/07	250,147,778

TOTAL	$6,325,000,000			$6,328,719,278

At December 31, 2006, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 7.23%, due 01/12/07 to 11/01/16; Federal Home Loan Mortgage Association, 3.50% to 9.00%, due 02/01/07 to 01/01/37; Federal National Mortgage Association, 0.00% to 11.50%, due 07/01/07 to 01/01/37 and Government National Mortgage Association, 4.50% to 9.00%, due 10/15/09 to 12/20/36. The aggregate market value of the collateral, including accrued interest, was $6,462,454,814.

The accompanying notes are an integral part of these financial statements.

9

Schedule of Investments (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:

Investment in securities, at value (identified cost $1,010,633,079) — including $13,964,162 of securities on loan	$1,169,906,254
Securities lending collateral, at value (cost $14,360,500)	14,360,500
Cash(a)	1,427,463
Receivables:
Dividends and interest	1,728,796
Fund shares sold	350,303
Securities lending income	5,089
Other assets	155,884

Total assets	1,187,934,289

Liabilities:

Payables:
Payable upon return of securities loaned	14,360,500
Amounts owed to affiliates	695,934
Fund shares repurchased	571,930
Variation margin	15,390
Accrued expenses	131,361

Total liabilities	15,775,115

Net Assets:

Paid-in capital	1,064,666,831
Accumulated net realized loss on investment and futures transactions	(51,756,893)
Net unrealized gain on investments and futures	159,249,236

NET ASSETS	$1,172,159,174

Net Assets:
Institutional	$910,345,238
Service	261,813,936

Shares Outstanding:
Institutional	62,046,291
Service	17,843,303

Total shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized)	79,889,594

Net asset value, offering and redemption price per share:
Institutional	$14.67
Service	$14.67

(a)	Includes restricted cash of $1,351,150 relating to initial margin requirements and collateral on futures transactions.

The accompanying notes are an integral part of these financial statements.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Operations

For the Year Ended December 31, 2006

Investment income:

Dividends	$19,391,718
Interest (including securities lending income of $38,558)	274,749

Total income	19,666,467

Expenses:

Management fees	7,325,420
Distribution and Service fees	664,626
Transfer Agent fees	455,876
Custody and accounting fees	189,534
Printing fees	175,953
Professional fees	53,328
Trustee fees	15,083
Registration fees	1,269
Other	27,674

Total expenses	8,908,763

Less — expense reductions	(520,774)

Net expenses	8,387,989

NET INVESTMENT INCOME	11,278,478

Realized and unrealized gain (loss) on investment and future transactions:

Net realized gain (loss) from:
Investment transactions	89,807,071
Futures transactions	(41,590)
Net change in unrealized gain on:
Investments	26,453,422
Futures	105,915

Net realized and unrealized gain on investment and future transactions	116,324,818

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$127,603,296

The accompanying notes are an integral part of these financial statements.

11

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2006	December 31, 2005
From operations:

Net investment income	$11,278,478	$6,468,007
Net realized gain on investment, futures and foreign currency related transactions	89,765,481	20,646,992
Payment by affiliates to reimburse certain security claims	—	1,193
Net change in unrealized gain on investments and futures	26,559,337	25,704,439

Net increase in net assets resulting from operations	127,603,296	52,820,631

Distributions to shareholders:

From net investment income
Institutional	(9,387,354)	(6,029,395)
Service*	(2,504,014)	—

Total distributions to shareholders	(11,891,368)	(6,029,395)

From share transactions:

Proceeds from sales of shares	92,250,219	283,997,163
Proceeds received in connection with merger	286,785,341	—
Reinvestment of dividends and distributions	11,891,368	6,029,395
Cost of shares repurchased	(154,874,176)	(37,560,740)

Net increase in net assets resulting from share transactions	236,052,752	252,465,818

TOTAL INCREASE	351,764,680	299,257,054

Net assets:

Beginning of year	820,394,494	521,137,440

End of year	$1,172,159,174	$820,394,494

Accumulated undistributed net investment income	$—	$500,484

*	Service Share Class commenced on January 9, 2006.

The accompanying notes are an integral part of these financial statements.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from									Ratios assuming no
		investment operations									expense reductions

			Net		Distributions					Ratio of	Ratio of	Ratio of
	Net asset		realized		to shareholders	Net asset		Net assets,	Ratio of	net investment	total	net investment
	value,	Net	and	Total from	from net	value,		end of	net expenses	income to	expenses	income to	Portfolio
Year - Share	beginning	investment	unrealized	investment	investment	end of	Total	year	to average	average	to average	average	turnover
Class	of period	income(a)	gain (loss)	operations	income	year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

FOR THE YEARS ENDED DECEMBER 31,

2006 - Institutional	$13.13	$0.14	$1.55	$1.69	$(0.15)	$14.67	12.89%	$910,345	0.72%	1.01%	0.72%	1.01%	99%
2006 - Service(c)	13.54	0.13	1.14	1.27	(0.14)	14.67	9.38	261,814	0.80 (d)	0.92 (d)	0.97 (d)	0.75 (d)	99%

2005 - Institutional	12.42	0.13	0.68	0.81	(0.10)	13.13	6.51	820,394	0.74	1.00	0.76	0.99	109
2004 - Institutional	10.92	0.14	1.49	1.63	(0.13)	12.42	14.94	521,137	0.75	1.26	0.78	1.23	128
2003 - Institutional	8.49	0.07	2.43	2.50	(0.07)	10.92	29.47	383,025	0.85	0.79	0.85	0.79	92
2002 - Institutional	10.94	0.06	(2.45)	(2.39)	(0.06)	8.49	(21.89)	143,439	0.85	0.60	0.86	0.59	84

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than a full year are not annualized.
(c)	Service Share Class commenced on January 9, 2006.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

13

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements

December 31, 2006

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured U.S. Equity Fund (“Fund” or “Structured U.S. Equity Fund”) (formerly Goldman Sachs CORE U.S. Equity Fund). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.
     On January 9, 2006, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) previously approved by the Trust’s Board of Trustees, all of the assets, subject to liabilities, of the Core Equity Fund of the Allmerica Investment Trust (the “Allmerica Fund”), were transferred to the Structured U.S. Equity Fund in exchange for the Structured U.S. Equity Fund’s Service Shares. Holders of shares of the Allmerica Fund received Service shares of the Structured U.S. Equity Fund in an amount equal to the aggregate net asset value of their investment in the Allmerica Fund as of the close of business on January 6, 2006. On the date of the exchange, the Structured U.S. Equity Fund began to offer Service Shares. The exchange was a tax-free event to shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gain or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to their Distribution and Service Plan.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or as a tax return of capital.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

E. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

G. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

15

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
     GSAM has entered into a fee reduction commitment for the Fund which was implemented on a voluntary basis prior to April 28, 2006 and on a contractual basis as of April 28, 2006 to achieve the rates listed below:

Average Daily Net Assets	Annual Rate

First $1 Billion	0.65%

Next $1 Billion	0.59%

Over $2 Billion	0.56%

     For the year ended December 31, 2006, GSAM waived approximately $3,500 of the Fund’s Management fee.

     In connection with the reorganization of the Allmerica Fund into the Fund, GSAM has contractually agreed to reimburse the Fund as necessary to limit the total annual operating expenses of the Services Shares of the Fund to 0.81% until June 2007.
     GSAM has also voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.044% of the average daily net assets of the Fund. Prior to January 9, 2006, the Other Expense limitation for the Fund was 0.16%. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2006, GSAM made no reimbursements to the Fund.
     The Fund has entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2006, custody and transfer agent fees were reduced by approximately $5,900 and $59,800, respectively.
     Goldman Sachs also serves as Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.04% of the average daily net assets of the Institutional and Service Shares.
     The Trust has adopted, on behalf of Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Services Shares. Goldman Sachs has voluntarily agreed to waive Distribution and Service Shares so as not to exceed 0.08% of the Fund’s average daily net assets attributable to Service Shares. This waiver may be modified or terminated at any time at the option of Goldman Sachs. For the year ended December 31, 2006, Goldman Sachs waived approximately $451,600 in Distribution and Service fees for the Fund.
     At December 31, 2006, amounts owed to affiliates were approximately $638,000, $18,000 and $40,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long term securities for the year ended December 31, 2006, were $1,332,899,726 and $1,102,003,241 respectively. For the year ended December 31, 2006, Goldman Sachs earned approximately $6,800 of brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Fund.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or the system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2006, is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $3,796, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended December 31, 2006, BGA earned approximately $5,000 in fees as securities lending agent. At December 31, 2006, the Fund loaned securities having a market value of $13,964,162 collateralized by cash in the amount of $14,360,500.

6. LINE OF CREDIT FACILITY

The Fund participates in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the year ended December 31, 2006, the Fund did not have any borrowings under this facility.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

	For the year ended December 31,

	2006	2005

Distributions paid from:
Ordinary income	$11,768,853	$6,029,395
Net long-term capital gains	122,515	—

Total taxable distributions	$11,891,368	$6,029,395

17

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

7. TAX INFORMATION (continued)

     As of December 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows.

Undistributed long-term capital gains	$12,329,312
Capital loss carryforward:(1)(2)
Expiring 2009	(24,505,886)
Expiring 2010	(35,676,026)

Total capital loss carryforward	$(60,181,912)
Unrealized gain — net	155,344,943

Total accumulated earnings — net	$107,492,343

(1)	Expiration occurs on December 31 of the year indicated. Utilization of these losses may be limited under the Code.
(2)	During the year ended December 31, 2006, the Fund utilized $74,330,374 of capital loss carryforwards.
     At December 31, 2006, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,028,921,811

Gross unrealized gain	166,063,350
Gross unrealized loss	(10,718,407)

Net unrealized security gain	$155,344,943

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and mark-to-market losses on Section 1256 futures contracts.

     In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified from accumulated net realized gain on investments to accumulated undistributed net investment income and paid-in capital, $112,406 and $116,797,726, respectively. These reclassifications have no impact on the net asset value of the Fund. Reclassifications result primarily from available capital loss carryforwards and previously deferred wash sales acquired in the reorganization with the Allmerica Fund and the difference in tax treatment of underlying Fund investments.

8. OTHER MATTERS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds (including this Fund) and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The Fund, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, the plaintiffs subsequently

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

8. OTHER MATTERS (continued)
withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Fund is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

Merger and Reorganization — At a meeting held on July 12, 2005, the Board of Trustees of the Trust approved the Reorganization Agreement providing for the tax-free acquisition of the Allmerica Fund by the Structured U.S. Equity Fund. Following the approval of the Board of Trustees and shareholders of the Allmerica Fund, the acquisition was completed on January 9, 2006, as of the close of business on January 6, 2006.

     Pursuant to the Agreement, the assets and liabilities of the Allmerica Fund Service Class were transferred into the Structured U.S. Equity Fund Service Class in a tax-free exchange as follows:

			Acquired Fund’s
	Exchanged Shares	Value of	Shares Outstanding
Survivor/Acquired Fund	of Survivor Issued	Exchanged Shares	as of January 6, 2006

Structured U.S. Equity Fund Service Class/Allmerica Fund Service Class	21,180,601	$286,785,341	154,899,319

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s			Survivor Fund’s
	Aggregate	Aggregate			Aggregate
	Net Assets	Net Assets	Acquired Fund’s	Acquired Fund’s	Net Assets
	before	before	Unrealized	Capital Loss	immediately
Survivor/Acquired Fund	acquisition	acquisition	Appreciation	Carryforward	after acquisition

Structured U.S. Equity Fund/Allmerica Fund	$846,672,156	$286,785,341	$53,289,382	$(215,995,972)	$1,133,457,497

New Accounting Pronouncement — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of this ruling such that it must be incorporated no later than the last day on which a NAV is calculated preceding the Fund’s 2007 semi-annual report. At this time, the investment adviser is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial

19

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

8. OTHER MATTERS (continued)
statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements, however, additional disclosures will be required.

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended		For the Year Ended
	December 31, 2006		December 31, 2005

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	5,925,895	$80,892,610	23,122,045	$283,997,163
Reinvestment of dividends and distributions	638,161	9,387,354	461,669	6,029,395
Shares repurchased	(7,009,766)	(94,999,905)	(3,060,370)	(37,560,740)

	(445,710)	(4,719,941)	20,523,344	252,465,818

Service Shares*
Shares sold	833,578	11,357,609	—	—
Shares issued in connection with merger	21,180,601	286,785,341	—	—
Reinvestment of dividend and distributions	170,226	2,504,014	—	—
Shares repurchased	(4,341,102)	(59,874,271)	—	—

	17,843,303	240,772,693	—	—

NET INCREASE	17,397,593	$236,052,752	20,523,344	$252,465,818

*	Service Share Class commenced on January 9, 2006.

20

Report of Independent Registered Public Accounting Firm

To the Shareholders of Goldman Sachs Structured U.S. Equity Fund and Board of Trustees
Goldman Sachs Variable Insurance Trust

We have audited the accompanying statement of assets and liabilities of Goldman Sachs Structured U.S. Equity Fund (formerly, Goldman Sachs CORE U.S. Equity Fund) (one of the funds comprising the Goldman Sachs Variable Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Structured U.S. Equity Fund at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 14, 2007

21

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Structured U.S. Equity Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2006

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees service fees (Service Shares only) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 months
	Account Value	Account Value	ended
Share Class	7/1/06	12/31/06	12/31/06*

Institutional
Actual	$1,000	$1,106.20	$3.76
Hypothetical 5% return	1,000	1,021.64 +	3.61

Service
Actual	$1,000	$1,106.10	$4.25
Hypothetical 5% return	1,000	1,021.17 +	4.08

*	Expenses are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.72% and 0.80% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998- 2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006-present). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Patrick T. Harker Age: 48	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (58 Portfolios).

23

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited) (continued)
Interested Trustee

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2006, the Trust consisted of 65 portfolios and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios, including the Fund described in this Annual Report.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President	Since 2002	Managing Director, Goldman Sachs (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (August 2001 to December 2006).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College.

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 44	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President Goldman Sachs (1999-2006); Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2006, 100% of the dividends paid from net investment company taxable income by the Structured U.S. Equity Fund qualify for the dividends received deduction available to corporations.

       Pursuant to Section 852 of the Internal Revenue Code, the Structured U.S. Equity Fund designates $122,515 as capital gain dividends paid during the year ended December 31, 2006.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. Fitzpatrick, Vice President
Patrick T. Harker	James A. McNamara, Vice President
Mary Patterson McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Peter V. Bonanno, Secretary
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Effective May 1, 2006, the Goldman Sachs Variable Insurance Trust (VIT) CORE SM U.S. Equity Fund was renamed the Goldman Sachs Variable Insurance Trust (VIT) Structured U.S. Equity Fund.

CORESM is a registered service mark of Goldman, Sachs & Co.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Structured U.S. Equity Fund.

Copyright 2007 Goldman, Sachs & Co. All rights reserved.

VITSTRCUSSAR/07-311

Goldman
Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Structured Small Cap Equity Fund
Annual Report
December 31, 2006

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Structured Small Cap Equity Fund during the one-year reporting period that ended December 31, 2006.

Market Review

The Russell 2000 Index returned 18.37% in 2006. All ten sectors in the Index posted positive results for the year, led by the Telecommunication Services (+40.8%) and Materials (+40.1%) sectors. The top-weighted Financials (+19.5%) sector contributed most positively (weight times performance) to the Index gains. It’s important to note that the return of the Russell 2000 Index does not reflect any fees or expenses.

Investment Objective

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments of U.S. issuers.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2006*

	% of Net
Company	Assets	Business

Jack in the Box, Inc.	1.6%	Hotels, Restaurants & Leisure
AMERIGROUP Corp.	1.5	Healthcare Providers & Services
Immucor, Inc.	1.5	Healthcare Equipment & Supplies
American Home Mortgage Investment Corp.	1.5	Real Estate
IKON Office Solutions, Inc.	1.5	Office Electronics
Brocade Communications Systems, Inc.	1.5	Communications Equipment
Payless ShoeSource, Inc.	1.5	Specialty Retail
Belden CDT, Inc.	1.5	Electrical Equipment
EMCOR Group, Inc.	1.5	Construction & Engineering
UTStarcom, Inc.	1.4	Communications Equipment

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shareholder Letter (continued)

Performance Review

Over the one-year period that ended December 31, 2006, the Fund generated a cumulative total return of 12.27%. This return compares to the 18.37% cumulative total return of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), over the same time period.

Looking at the 12-month period as a whole, among our investment themes, Earnings Quality was the biggest detractor from relative returns, as companies with sustainable sources of earnings underperformed their industry counterparts. Conversely, Management Impact and Profitability contributed positively to excess returns. Valuation, Momentum and Analyst Sentiment also added value, albeit to a lesser extent. Stock selection among sectors was negative overall for the period. The Fund’s holdings in the Financials and Information Technology sectors detracted most from performance for the year. On the upside, stock selection in the Healthcare sector contributed the most.

As the Fund’s returns versus its benchmark show, the Fund struggled quite a bit in 2006. For the first seven months of the year, the underperformance was not the result of our investment themes faring badly. While the themes worked in general, it was difficult to capture their performance in the small-cap sector of the market.

Starting in August, we did see our themes begin to falter when the market experienced what might be considered a “low-quality” rally. For example during this time, stocks with low quality rankings according to Standard and Poor’s outperformed their higher-quality counterparts. (We consider stocks ranked “A+”, “A” and “A-” by S&P to be “high quality,” and those ranked “B-” and “C” as “low quality”). In addition, companies with negative earnings fared far better than those with positive earnings, and companies that did not pay dividends outpaced those that did. In contrast, over the long term, we believe that higher quality companies tend to outperform their lower quality counterparts. In this type of market, the investment themes we rely on to add value typically do not work as we expect, and this period was no exception. For the August through November timeframe, all of our investment themes contributed negatively to returns, with Momentum faring by far the worst.

Over the long term, we expect most of our excess returns (gross portfolio return minus benchmark return) to be explained by our portfolios’ exposures to our themes. However, sometimes our themes don’t completely explain our returns. We call what is left over the residual, or unexplained portion of return. We have recently enhanced the way we analyze the Fund’s performance to better understand the themes that impact returns. We have found that some themes did a better job of telling us which stocks to underweight versus which to overweight. In addition, some themes didn’t fare well in some sectors, as evidenced by the fact that stock selection was negative in some sectors. Thus, even when the themes did work as expected on average, they didn’t do so in driving all of our stock selection. The negative stock selection, when combined with those themes that didn’t work as a result of the market environment late in the year, contributed to the Fund’s underperformance relative to its benchmark over the period.

We also experienced a number of other unusual events during the reporting period. We tended to be overweight stocks that had significant downward moves on or around the day they reported earnings throughout the year. While we were also overweight certain stocks

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

that did well when they announced earnings, it wasn’t enough to overcome the negative impact of stocks that declined. The impact of surprises varies from year to year, but was far more negative in 2006 than it was in the prior five years. Also, stocks that were involved in mergers and acquisition announcements detracted significantly from performance in the aggregate over the reporting period. Over the long term, we find that these stocks do not have a persistently positive or negative impact on our portfolio returns. However, during this period we seemed to experience an unusually large impact. We don’t specifically seek to own or avoid candidates for mergers or takeovers, so the impact is unlikely to be due to anything deliberate in the process. There were a few other events that had an impact on performance over the past year. Notably, on the day that Frank Russell Co. rebalanced the Russell 2000 Index (June 30), our overweights and underweights in stocks added and removed from the Index detracted from performance. The Fund was actually outperforming the benchmark for the second quarter until that day. That kind of unexpected volatility is very difficult to predict or avoid and accounts for a large part of the shortfall. Again, this is unusual and we would not expect this to impact the Fund’s performance over time.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Quantitative Equity Management Team

January 25, 2007

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Structured Small Cap Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Structured Small Cap Equity Fund invests in a broadly diversified portfolio of small-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

3

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shareholder Letter (continued)

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and/or liabilities.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Performance Summary

December 31, 2006 (Unaudited)

The following graph shows the value as of December 31, 2006, of a $10,000 investment made in the Fund on February 13, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), is shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

Structured Small Cap Equity Fund’s Lifetime Performance

Performance of a $10,000 investment, Distributions Reinvested from February 13, 1998 to December 31, 2006.

	Since Inception	Five Years	One Year

Average Annual Total Return Through December 31, 2006

Structured Small Cap Equity Fund (commenced February 13, 1998)	7.80%	11.45%	12.27%

5

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments

December 31, 2006

Shares	Description	Value

Common Stocks – 99.7%

Aerospace & Defense – 1.2%
10,000	Triumph Group, Inc.	$524,300
36,300	United Industrial Corp.	1,842,225

		2,366,525

Banks – 7.3%
1,067	BancTrust Financial Group, Inc.	27,230
16,000	Bank Mutual Corp.	193,760
20,240	Cascade Bancorp.(a)	628,047
15,983	Cathay General Bancorp	551,573
33,700	Central Pacific Financial Corp.	1,306,212
47,800	Chittenden Corp.	1,466,982
6,800	Citizens First Bancorp, Inc.	209,032
5,110	Community Trust Bancorp, Inc.	212,218
20,800	Downey Financial Corp.	1,509,664
6,400	First Citizens BancShares, Inc.	1,296,896
7,800	First Indiana Corp.	197,808
10,993	First Regional Bancorp*	374,751
606	First South Bancorp, Inc.(a)	19,325
12,600	Frontier Financial Corp.	368,298
36,331	Greater Bay Bancorp	956,595
58,661	Hanmi Financial Corp.	1,321,632
3,975	IBERIABANK Corp.	234,724
14,651	Intervest Bancshares Corp.*	504,141
9,300	MetroCorp Bancshares, Inc.	195,672
8,800	Mid-State Bancshares	320,232
38,648	PFF Bancorp, Inc.	1,333,743
8,800	Placer Sierra Bancshares	209,176
11,938	Preferred Bank	717,355
6,710	Shore Bancshares, Inc.	202,374
15,300	Umpqua Holdings Corp.	450,279

		14,807,719

Beverages – 0.0%
1,000	National Beverage Corp.	14,030

Biotechnology – 2.6%
91,700	Applera Corp. – Celera Genomics Group*	1,282,883
3,375	Cephalon, Inc.*	237,634
248,500	Millennium Pharmaceuticals, Inc.*	2,708,650
102,514	Savient Pharmaceuticals, Inc.*	1,149,182

		5,378,349

Chemicals – 2.9%
10,000	A. Schulman, Inc.	222,500
21,198	CF Industries Holdings, Inc.	543,517
4,300	Innospec, Inc.	200,165
45,994	NewMarket Corp.	2,715,945
33,400	OM Group, Inc.*	1,512,352
92,800	PolyOne Corp.*	696,000

		5,890,479

Commercial Services & Supplies – 5.7%
81,100	Advance America Cash Advance Centers, Inc.	1,188,115
22,498	Amrep Corp.(a)	2,756,005
8,940	Arbitron, Inc.	388,354
21,284	CPI Corp.	989,493
32,900	CSG Systems International, Inc.*	879,417
18,600	First Consulting Group, Inc.*	255,936
15,993	Lightbridge, Inc.*	216,545
18,700	PHH Corp.*	539,869
21,115	Pre-Paid Legal Services, Inc.*(a)	826,230
68,291	Spherion Corp.*	507,402
5,500	Standard Parking Corp.*	211,255
54,674	Volt Information Sciences, Inc.*	2,745,182
3,839	Waste Industries USA, Inc.	117,166

		11,620,969

Communications Equipment – 5.8%
8,334	Anaren, Inc.*	148,012
370,407	Brocade Communications Systems, Inc.*	3,041,041
77,381	Carrier Access Corp.*	507,619
9,441	DSP Group, Inc.*	204,870
86,563	InterDigital Communications Corp.*	2,904,189
68,800	Polycom, Inc.*	2,126,608
333,700	UTStarcom, Inc.*(a)	2,919,875

		11,852,214

Construction & Engineering – 1.6%
23,400	Comfort Systems USA, Inc.	295,776
52,000	EMCOR Group, Inc.*	2,956,200

		3,251,976

Containers & Packaging – 0.4%
28,600	Rock-Tenn Co.	775,346

Diversified Financials – 2.4%
9,300	AmeriCredit Corp.*	234,081
422	Credit Acceptance Corp.*	14,065
44,931	EZCORP., Inc.*	730,129
34,100	Knight Capital Group, Inc.*	653,697
8,200	optionsXpress Holdings, Inc.	186,058
3,400	Piper Jaffray Cos., Inc.*	221,510
20,400	SEI Investments Co.	1,215,024
34,055	World Acceptance Corp.*(a)	1,598,882

		4,853,446

Diversified Telecommunication Service – 0.4%
36,809	CT Communications, Inc.	843,662

Electric Utilities – 1.3%
6,700	Alliant Energy Corp.	253,059
3,406	Central Vermont Public Service Corp.	80,211
47,891	NorthWestern Corp.	1,694,384
6,000	OGE Energy Corp.	240,000
27,000	Reliant Energy, Inc.*	383,670

		2,651,324

Electrical Equipment – 2.9%
29,096	A.O. Smith Corp.	1,092,846
77,600	Belden CDT, Inc.	3,033,384

The accompanying notes are an integral part of these financial statements.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Electrical Equipment – (continued)
12,895	Encore Wire Corp.*(a)	$283,819
35,800	Superior Essex, Inc.*	1,190,350
5,576	Woodward Governor Co.	221,423

		5,821,822

Electronic Equipment & Instruments – 0.7%
16,500	Coherent, Inc.*	520,905
29,400	Exar Corp.*	382,200
9,500	Ingram Micro, Inc.*	193,895
8,010	Tech Data Corp.*	303,339

		1,400,339

Energy Equipment & Services – 1.6%
11,400	SEACOR Holdings, Inc.*	1,130,196
11,200	Trico Marine Services, Inc.*	429,072
19,000	Universal Compression Holdings, Inc.*	1,180,090
5,023	Veritas DGC, Inc.*	430,119

		3,169,477

Food & Drug Retailing – 1.9%
11,373	Ingles Markets, Inc.	338,802
43,932	Longs Drug Stores Corp.	1,861,838
12,500	Ruddick Corp.	346,875
14,277	Spartan Stores, Inc.	298,818
82,883	Terra Industries, Inc.*(a)	992,938

		3,839,271

Food Products – 1.2%
4,900	Delta & Pine Land Co.	198,205
48,600	Imperial Sugar Co.(a)	1,176,606
19,565	MGP Ingredients, Inc.(a)	442,365
319	Seaboard Corp.	563,035

		2,380,211

Gas Utilities – 0.1%
4,700	ONEOK, Inc.	202,664

Healthcare Equipment & Supplies – 4.1%
20,200	Bio-Rad Laboratories, Inc.*	1,666,904
105,900	Immucor, Inc.*	3,095,457
43,000	Noven Pharmaceuticals, Inc.*	1,094,350
8,300	Palomar Medical Technologies, Inc.*(a)	420,561
24,900	West Pharmaceutical Services, Inc.	1,275,627
13,939	Zoll Medical Corp.*	811,807

		8,364,706

Healthcare Providers & Services – 4.6%
86,700	AMERIGROUP Corp.*	3,111,663
45,721	CorVel Corp.*	2,174,948
30,982	Genesis HealthCare Corp.*	1,463,280
80,566	Molina Healthcare, Inc.*	2,619,200

		9,369,091

Hotels, Restaurants & Leisure – 3.1%
13,017	Bob Evans Farms, Inc.	445,442
9,925	Choice Hotels International, Inc.	417,843
52,200	Jack in the Box, Inc.*	3,186,288
18,700	Landry’s Restaurants, Inc.	562,683
60,310	Papa John’s International, Inc.*	1,749,593
161	The Marcus Corp.	4,118

		6,365,967

Household Durables – 1.7%
106,500	American Greetings Corp.	2,542,155
37,500	Kimball International, Inc. Class B	911,250

		3,453,405

Insurance – 3.5%
10,050	American Physicians Capital, Inc.*	402,402
35,200	LandAmerica Financial Group, Inc.(a)	2,221,472
122,200	Meadowbrook Insurance Group. Inc.*	1,208,558
1,300	National Western Life Insurance Co.	299,182
5,800	Odyssey Re Holdings Corp.	216,340
36,000	Seabright Insurance Holdings*	648,360
28,560	Stewart Information Services Corp.	1,238,362
18,600	The PMI Group, Inc.	877,362

		7,112,038

Internet & Catalog Retail – 0.1%
7,142	Insight Enterprises, Inc.*	134,770

Internet Software & Services – 4.2%
29,700	Altiris, Inc.*	753,786
5,700	Digital Insight Corp.*	219,393
12,200	Digital River, Inc.*	680,638
53,800	InfoSpace, Inc.*	1,103,438
64,638	Interwoven, Inc.*	948,240
19,800	INVESTools, Inc.*	273,042
258,311	RealNetworks, Inc.*	2,825,922
69,879	SonicWALL, Inc.*	588,381
44,000	The Knot, Inc.*	1,154,560

		8,547,400

IT Consulting & Services – 0.2%
20,424	Agilysys, Inc.	341,898

Leisure Equipment & Products – 0.8%
57,400	Marvel Entertainment, Inc.*	1,544,634

Machinery – 3.1%
67,400	AGCO Corp.*	2,085,356
12,100	EnPro Industries, Inc.*	401,841
16,400	NACCO Industries, Inc.	2,240,240
10,700	Robbins & Myers, Inc.	491,344
16,100	SPX Corp.	984,676

		6,203,457

Marine – 0.5%
17,535	Overseas Shipholding Group, Inc.	987,220

The accompanying notes are an integral part of these financial statements.

7

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
December 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Media – 0.4%
11,900	Cox Radio, Inc.*	$193,970
14,500	Scholastic Corp.*	519,680

		713,650

Metals & Mining – 1.0%
83,200	Ryerson Tull, Inc.(a)	2,087,488

Multi-Utilities – 0.2%
15,200	Avista Corp.	384,712

Multiline Retail – 2.0%
125,200	Big Lots, Inc.*	2,869,584
36,600	Dillard’s, Inc.	1,279,902

		4,149,486

Office Electronics – 1.5%
187,386	IKON Office Solutions, Inc.	3,067,509

Oil & Gas – 2.7%
53,104	Holly Corp.	2,729,545
60,590	Swift Energy Co.*	2,715,038

		5,444,583

Personal Products – 1.0%
50,300	NBTY, Inc.*	2,090,971

Pharmaceuticals – 1.0%
1,250	Caraco Pharmaceutical Laboratories Ltd.*	17,500
93,100	King Pharmaceuticals, Inc.*	1,482,152
54,144	Pain Therapeutics, Inc.*(a)	481,882

		1,981,534

Real Estate – 7.4%
87,963	American Home Mortgage Investment Corp. (REIT)(a)	3,089,261
217,259	Anthracite Capital, Inc. (REIT)	2,765,707
20,900	Franklin Street Properties Corp.	439,945
11,859	Gramercy Capital Corp. (REIT)	366,324
9,900	HRPT Properties Trust (REIT)	122,265
14,500	iStar Financial, Inc.	693,390
14,591	Medical Properties Trust, Inc. (REIT)	223,242
10,865	National Health Investors, Inc. (REIT)	358,545
61,400	New Century Financial Corp. (REIT)(a)	1,939,626
12,900	NorthStar Realty Finance Corp.	213,753
18,700	RAIT Investment Trust (REIT)	644,776
6,400	Redwood Trust, Inc.	371,712
99,900	Senior Housing Properties Trust (REIT)	2,445,552
105,800	Spirit Finance Corp. (REIT)	1,319,326

		14,993,424

Road & Rail – 1.5%
16,874	Dollar Thrifty Automotive Group, Inc.*	769,623
12,000	P.A.M. Transportation Services, Inc.*	264,240
58,000	Saia, Inc.*	1,346,180
43,660	U. S. Xpress Enterprises, Inc.*	719,080

		3,099,123

Semiconductor Equipment & Products – 2.7%
463,818	Atmel Corp.*	2,806,099
51,375	Cirrus Logic, Inc.*	353,460
169,765	MPS Group, Inc.*	2,407,268

		5,566,827

Software – 4.8%
33,700	Ansoft Corp.*	936,860
16,800	Blackbaud, Inc.	436,800
105,741	Captaris, Inc.*	821,607
5,082	Gerber Scientific, Inc.*	63,830
150,800	Mentor Graphics Corp.*	2,718,924
23,300	MicroStrategy, Inc.*	2,656,433
70,500	Synopsys, Inc.*	1,884,465
23,259	Ulticom, Inc.*	223,054

		9,741,973

Specialty Retail – 4.4%
52,600	Asbury Automotive Group, Inc.	1,239,256
40,032	Group 1 Automotive, Inc.	2,070,455
30,900	Gymboree Corp.*	1,179,144
22,200	Jo-Ann Stores, Inc.*	546,120
92,625	Payless ShoeSource, Inc.*	3,039,953
14,200	Sonic Automotive, Inc.	412,368
14,600	United Auto Group, Inc.	344,122

		8,831,418

Textiles & Apparel – 2.9%
53,900	Brown Shoe Co.	2,573,186
25,000	Jones Apparel Group, Inc.	835,750
60,100	Kellwood Co.	1,954,452
14,600	Perry Ellis International, Inc.*	598,600

		5,961,988

Wireless Telecommunication Services – 0.3%
27,949	USA Mobility, Inc.	625,219

TOTAL COMMON STOCKS
(Cost $175,046,942)		$202,284,314

The accompanying notes are an integral part of these financial statements.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Securities Lending Collateral – 9.9%

20,049,625	Boston Global Investment Trust – Enhanced Portfolio	$20,049,625
(Cost $20,049,625)

TOTAL INVESTMENTS – 109.6%
(Cost $195,096,567)		$222,333,939

LIABILITIES IN EXCESS OF OTHER
ASSETS – (9.6)%		(19,404,645)

NET ASSETS – 100.0%		$202,929,294

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2006, the following futures contracts were open as follows:

	Number of	Settlement		Unrealized
Type	Contracts Long	Month	Market Value	Loss

Russell 2000 Index	6	March 2007	$476,940	$(4,272)

The accompanying notes are an integral part of these financial statements.

9

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:

Investment in securities, at value (identified cost $175,046,942) — including $19,210,922 of securities on loan	$202,284,314
Securities lending collateral, at value (cost $20,049,625)	20,049,625
Cash(a)	350,000
Receivables:
Investment securities sold	743,416
Dividends	443,759
Fund shares sold	32,609
Securities lending income	30,071
Reimbursement from adviser	11,056

Total assets	223,944,850

Liabilities:

Due to custodian	507,161
Payables:
Payable upon return of securities loaned	20,049,625
Fund shares repurchased	163,949
Amounts owed to affiliates	132,983
Variation margin	4,272
Accrued expenses and other liabilities	157,566

Total liabilities	21,015,556

Net Assets:

Paid-in capital	170,120,861
Accumulated undistributed net investment income	1,835
Accumulated net realized gain on investment and futures transactions	5,573,498
Net unrealized gain on investments and futures	27,233,100

NET ASSETS	$202,929,294

Total shares of beneficial interest outstanding, par value $0.001 (unlimited number of shares authorized)	14,052,215
Net asset value, offering and redemption price per share	$14.44

(a)	Represents restricted cash relating to initial margin requirements on futures transactions.

The accompanying notes are an integral part of these financial statements.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Operations

For the Year Ended December 31, 2006

Investment income:

Dividends	$2,529,789
Interest (including securities lending income of $208,653)	239,494

Total income	2,769,283

Expenses:

Management fees	1,521,010
Printing fees	212,772
Custody and accounting fees	117,504
Transfer agent fees	81,121
Professional fees	50,335
Trustee fees	15,083
Registration fees	1,269
Other	13,901

Total expenses	2,012,995

Less — expense reductions	(243,877)

Net expenses	1,769,118

NET INVESTMENT INCOME	1,000,165

Realized and unrealized gain on investment and futures transactions:

Net realized gain from:
Investment transactions	18,645,390
Futures transactions	158,779
Net change in unrealized gain on:
Investments	2,992,461
Futures	23,206

Net realized and unrealized gain on investment and futures transactions	21,819,836

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,820,001

The accompanying notes are an integral part of these financial statements.

11

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2006	December 31, 2005
From operations:

Net investment income	$1,000,165	$691,364
Net realized gain on investment and futures transactions	18,804,169	10,904,616
Payment by affiliates to reimburse certain security claims	—	16,973
Net change in unrealized gain (loss) on investments and futures	3,015,667	(1,038,569)

Net increase in net assets resulting from operations	22,820,001	10,574,384

Distributions to shareholders:

From net investment income	(1,307,803)	(459,667)
From net realized gains	(14,275,219)	(17,009,088)

Total distributions to shareholders	(15,583,022)	(17,468,755)

From share transactions:

Proceeds from sales of shares	22,042,825	22,353,469
Reinvestment of dividends and distributions	15,583,022	17,468,455
Cost of shares repurchased	(36,975,581)	(29,706,807)

Net increase in net assets resulting from share transactions	650,266	10,115,117

TOTAL INCREASE	7,887,245	3,220,746

Net assets:

Beginning of year	195,042,049	191,821,303

End of year	$202,929,294	$195,042,049

Accumulated undistributed net investment income	$1,835	$249,576

Summary of share transactions:

Shares sold	1,486,377	1,522,405
Shares issued on reinvestment of dividends and distributions	1,080,652	1,224,164
Shares repurchased	(2,513,513)	(2,065,937)

NET INCREASE	53,516	680,632

The accompanying notes are an integral part of these financial statements.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from											Ratios assuming no
		investment operations			Distributions to shareholders								expense reductions

			Net									Ratio of	Ratio of	Ratio of
	Net asset		realized			From		Net asset		Net assets,	Ratio of	net investment	total	net investment
	value,	Net	and	Total from	From net	net		value,		end	net expenses	income	expenses	income	Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	of year	to average	to average	to average	to average	turnover
	of year	income(a)	gain (loss)	operations	income	gain	distributions	year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

FOR THE YEARS ENDED DECEMBER 31,

2006	$13.93	$0.07	$1.64	$1.71	$(0.10)	$(1.10)	$(1.20)	$14.44	12.27%	$202,929	0.87%	0.49%	0.99%	0.37%	133%
2005	14.40	0.05	0.86	0.91	(0.04)	(1.34)	(1.38)	13.93	6.07	195,042	0.89	0.37	0.93	0.33	119
2004	12.99	0.02	2.10	2.12	(0.03)	(0.68)	(0.71)	14.40	16.33	191,821	0.90	0.14	0.97	0.07	146
2003	9.19	0.04	4.18	4.22	(0.03)	(0.39)	(0.42)	12.99	46.00	181,765	1.03	0.40	1.25	0.18	141
2002	10.84	0.03	(1.65)	(1.62)	(0.03)	—	(0.03)	9.19	(14.97)	47,005	1.04	0.25	1.29	0.00	128

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.

The accompanying notes are an integral part of these financial statements.

13

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements

December 31, 2006

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured Small Cap Equity Fund (“Fund”) (formerly Goldman Sachs CORE Small Cap Equity Fund). The Fund is a diversified portfolio under the Act.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or as a tax return of capital.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

E. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

F. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
     GSAM has entered into a fee reduction commitment for the Fund which was implemented on a voluntary basis prior to April 28, 2006 and on a contractual basis as of April 28, 2006 to achieve the rates listed below:

Average Daily Net Assets	Annual Rate

First $2 Billion	0.75%

Over $2 Billion	0.68%

15

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

3. AGREEMENTS (continued)
     Additionally, GSAM has voluntarily agreed to waive a portion of its Management fee equal to 0.02% of the Fund’s average daily net assets. For the year ended December 31, 2006, GSAM waived approximately $40,600 of the Fund’s Management fee.
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2006, GSAM reimbursed approximately $187,800 to the Fund.
     In addition, the Fund has entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2006, custody and transfer agent fees were reduced by approximately $2,000 and $13,500, respectively.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.04% of the average daily net assets of the Fund.
     At December 31, 2006, the amounts owed to affiliates were approximately $126,100 and $6,900 for Management and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long term securities for the year ended December 31, 2006, were $268,457,065 and $280,585,688, respectively. For the year ended December 31, 2006, Goldman Sachs earned approximately $1,900 of brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Fund.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

5. SECURITIES LENDING (continued)

     The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2006, is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $42,000, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended December 31, 2006, BGA earned approximately $29,000 in fees as securities lending agent. At December 31, 2006, the Fund loaned securities having a market value of $19,210,922 collateralized by cash in the amount of $20,049,625.

6. LINE OF CREDIT FACILITY

     The Fund participates in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the year ended December 31, 2006, the Fund did not have any borrowings under this facility.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

	For the year ended December 31,

	2006	2005

Distributions paid from:
Ordinary income	$1,307,803	$4,784,105
Net long-term capital gains	14,275,219	12,684,650

Total taxable distributions	$15,583,022	$17,468,755

     As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,138,277
Undistributed long-term capital gains	4,635,018

Total undistributed earnings	5,773,295
Timing differences (related to the recognition of certain REIT dividends for tax purposes)	1,835
Unrealized gains — net	27,033,303

Total accumulated earnings — net	$32,808,433

     At December 31, 2006, the Fund’s aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes were as follows:

Tax cost	$195,300,636

Gross unrealized gain	31,025,399
Gross unrealized loss	(3,992,096)

Net unrealized security gain	$27,033,303

17

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

7. TAX INFORMATION (continued)
     The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and mark-to-market losses on Section 1256 futures contracts.
     In order to present certain components of the Fund’s capital accounts on a tax basis, certain reclassifications have been recorded to the Fund’s accounts. The Fund reclassified $59,897 from accumulated net realized gain on investments to accumulated undistributed net investment income. This reclassification has no impact on the net asset value of the Fund. Reclassification results primarily from dividend redesignations and the difference in tax treatment of underlying Fund investments.

8. OTHER MATTERS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds (including this Fund) and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The Fund, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, the plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

8. OTHER MATTERS (continued)
New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of this ruling such that it must be incorporated no later than the last day on which a NAV is calculated preceding the Fund’s 2007 semi-annual report. At this time, the investment adviser is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements, however, additional disclosures will be required.

19

Report of Independent Registered Public Accounting Firm

To the Shareholders of Goldman Sachs Structured Small Cap Equity Fund and Board of Trustees
Goldman Sachs Variable Insurance Trust

We have audited the accompanying statement of assets and liabilities of Goldman Sachs Structured Small Cap Equity Fund (formerly, Goldman Sachs CORE Small Cap Equity Fund) (one of the funds comprising the Goldman Sachs Variable Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Structured Small Cap Equity Fund at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 14, 2007

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2006

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

Actual Expenses — The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line of table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 months
	Account Value	Account Value	ended
	7/1/06	12/31/06	12/31/06*

Actual	$1,000	$1,066.80	$4.51
Hypothetical 5% return	1,000	1,020.84 +	4.41

*	Expenses are calculated using the Fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.87%.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

21

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998- 2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Director, Emerging Markets Group, Ltd. (2004-2006); Director, Elderhostel, Inc. (2006-present). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Patrick T. Harker Age: 48	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (58 Portfolios).

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited) (continued)
Interested Trustee

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2006, the Trust consisted of 65 portfolios and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios, including the Fund described in this Annual Report.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

23

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President	Since 2002	Managing Director, Goldman Sachs (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (August 2001 to December 2006).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College.

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 44	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President Goldman Sachs (1999-2006); Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2006, 69.14% of the dividends paid from net investment company taxable income by the Structured Small Cap Equity Fund qualify for the dividends received deduction available to corporations.

       Pursuant to Section 852 of the Internal Revenue Code, the Structured Small Cap Equity Fund designates $14,275,219 as capital gain dividends paid during the year ended December 31, 2006.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. Fitzpatrick, Vice President
Patrick T. Harker	James A. McNamara, Vice President
Mary Patterson McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Peter V. Bonanno, Secretary
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Effective May 1, 2006, the Goldman Sachs Variable Insurance Trust (VIT) CORE SM Small Cap Equity Fund was renamed the Goldman Sachs Variable Insurance Trust (VIT) Structured Small Cap Equity Fund. CORESM is a registered service mark of Goldman, Sachs & Co.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Structured Small Cap Equity Fund.

Copyright 2007 Goldman, Sachs & Co. All rights reserved.

VITSTRCSCSAR/07-312

Goldman

Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32nd FLOOR, NEW YORK, NEW YORK 10005

Capital Growth Fund

Annual Report

December 31, 2006

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Capital Growth Fund during the one-year reporting period that ended December 31, 2006.

Market Review

After a sluggish start in 2006, the U.S. stock market rallied sharply from mid-July through December. For the year as a whole, the S&P 500 Index returned 15.79%, its best performance since 2003. All 10 sectors in the S&P 500 Index rose during the year, led by Telecom and Energy. In contrast, the Fund’s Healthcare and Information Technology stocks lagged the S&P 500 Index. We believe the stock market rose due to a pause in Federal Reserve Board rate hikes, moderating oil prices, continued strong corporate profits, and a robust merger and acquisition (M&A) environment.

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2006*

	% of
Company	Net Assets	Business

Freddie Mac	4.7%	Specialty Finance
Microsoft Corp.	4.3	Computer Software
Google, Inc.	3.3	Internet & Online
Cisco Systems, Inc.	3.2	Networking/Telecommunications Equipment
Suncor Energy, Inc.	2.9	Oil & Gas
Yahoo!, Inc.	2.7	Internet & Online
Baker Hughes, Inc.	2.7	Oil Well Services & Equipment
American Tower Corp.	2.6	Telecommunications
The McGraw-Hill Companies, Inc.	2.5	Commercial Services
Schlumberger Ltd.	2.4	Oil Well Services & Equipment

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Performance Review

Over the one-year period that ended December 31, 2006, the Fund’s Institutional Shares generated a cumulative total return of 8.56%. This return compares to the 9.07% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period. For the period from the inception of the Service Class on January 9, 2006 to December 31, 2006, the Fund’s Service Shares generated a cumulative

1

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter (continued)

total return of 5.01%. This compares to the 5.88% cumulative total return of the Fund’s benchmark over the same time period.

The Fund generated a positive return during the reporting period but it lagged its benchmark slightly due to the poor performance of several specific holdings.

Shares of Yahoo!, Inc. sold off after the company reported second quarter earnings and warned of weakness in third quarter sales due to slower-than-expected growth in auto and financial advertising spending. Slightly lower-than-expected second quarter revenue was attributed to the company’s lower revenue share in the search category of advertising. However, we observe that Yahoo! is holding its market share in total number of searches from a volume perspective. We believe that Project Panama, Yahoo!’s new search platform, should increase the revenue it generates per search and help close the gap with Google.

Carnival Corp. detracted from performance during the period and, in the second quarter of 2006, we sold out of the position. While the company met our investment criteria for its brand name, dominant market share, and strong free cash flow, the company has been beset by economic factors that have put pressure on profit margins. With the prolonged increase in oil prices, Carnival’s energy costs had grown over 50% in the past year. Carnival had been able to manage this cost through its pricing power, passing these higher costs on to the consumer. However, we became concerned that, given the impact of high gas prices on consumers, Carnival could not exhibit the pricing power it once had.

The Fund’s holding in videogame publisher, Electronic Arts, ended the year down as Sony released a disappointing sales report for its PlayStation 3 videogame console due to a supply shortage. Shares of Electronic Arts fell on the news as it has exposure to PlayStation 3. We believe this is a short-term issue and Electronic Arts is well positioned for future growth as demand for its Madden NFL 2007 videogame has been strong. It is believed to have the potential to be the biggest seller in the videogame arena in terms of units sold. We continue to have high conviction in this video game publisher as it has dominant market share in a rapidly growing industry.

During the period, Energy was the top contributing sector to overall performance and the Fund continued to benefit from our stock selection in the sector. Performance was mainly driven by Schlumberger Ltd., Suncor, Inc., and Baker Hughes, Inc. Each of these companies benefited as oil prices were high for much of the year. Elsewhere in the portfolio, The McGraw-Hill Companies, Inc. aided returns as it reported higher fiscal third quarter earnings and boosted its 2006 revenue outlook during the year. While the education market continued to show weakness, management attributed the company’s strength to improved cost management and performance within its financial services segment: Standard & Poor’s. McGraw-Hill also announced that it expects to post double-digit earnings growth in 2007.

In 2006, shares of Research In Motion Ltd. were up 58%, driven by rallies in September and November that resulted from continued indications of consumer interest for the BlackBerry Pearl product. In addition, more carriers, including major operators in Europe (i.e. Vodafone) as well as Cingular in the U.S., have launched the Pearl. We believe the multimedia device should help the company’s overall growth, as it expands its market from the corporate into the higher end consumer market.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Growth Team

January 12, 2007

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Capital Growth Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Capital Growth Fund invests primarily in large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.

3

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter (continued)

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Performance Summary

December 31, 2006 (Unaudited)

The following graph shows the value as of December 31, 2006, of a $10,000 investment made on April 30, 1998 (commencement of operations) in the Institutional Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Class Shares will vary from Institutional Class Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

Capital Growth Fund’s Lifetime Performance

Performance of a $10,000 investment, Distributions Reinvested from April 30, 1998 to December 31, 2006.

	Since Inception		Five Years	One Year

Average Annual Total Return Through December 31, 2006

Institutional Class (commenced April 30, 1998)	3.03%		2.68%	8.56%

Service Class (commenced January 9, 2006)	5.01%	*	n/a	n/a

* Total returns for periods of less than one year represent cumulative total return.

5

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Schedule of Investments

December 31, 2006

Shares	Description	Value
Common Stocks – 98.6%

Aerospace & Defense – 1.6%
138,430	United Technologies Corp.	$8,654,644

Apparel/Shoes – 0.4%
110,000	Chico’s FAS, Inc.*	2,275,900

Audio & Visual Equipment – 1.1%
62,920	Harman International Industries, Inc.	6,286,337

Banks – 1.0%
66,700	SunTrust Banks, Inc.	5,632,815

Beverages – 4.4%
132,380	Fortune Brands, Inc.	11,303,928
207,800	PepsiCo., Inc.	12,997,890

		24,301,818

Biotechnology – 8.9%
189,854	Amgen, Inc.*	12,968,927
223,512	Celgene Corp.*	12,858,645
137,200	Genentech, Inc.*	11,131,036
381,100	MedImmune, Inc.*	12,336,207

		49,294,815

Commercial Services – 3.9%
112,890	Moody’s Corp.	7,796,183
205,950	The McGraw-Hill Companies, Inc.	14,008,719

		21,804,902

Computer Hardware – 1.2%
484,500	EMC Corp.*	6,395,400

Computer Services – 3.5%
63,700	CheckFree Corp.*	2,558,192
346,291	First Data Corp.	8,837,347
346,291	Western Union Co.	7,763,844

		19,159,383

Computer Software – 6.0%
189,925	Electronic Arts, Inc.*	9,564,623
799,268	Microsoft Corp.	23,866,143

		33,430,766

Drugs & Medicine – 0.9%
93,035	Wyeth	4,737,342

Financials – 5.0%
11,400	Chicago Mercantile Exchange Holdings, Inc.	5,811,150
51,600	Legg Mason, Inc.	4,904,580
46,435	Merrill Lynch & Co., Inc.	4,323,099
51,945	Morgan Stanley	4,229,881
426,330	The Charles Schwab Corp.	8,245,222

		27,513,932

Gaming/Lodging – 0.8%
51,220	Harrah’s Entertainment, Inc.	4,236,918

Household/Personal Care – 0.8%
146,400	Newell Rubbermaid, Inc.	4,238,280

Internet & Online – 6.1%
39,910	Google, Inc.*	18,377,757
589,874	Yahoo!, Inc.*	15,065,382

		33,443,139

Manufacturing – 1.4%
130,400	Rockwell Automation, Inc.	7,964,832

Medical Products – 5.8%
203,578	Medtronic, Inc.	10,893,459
146,700	St. Jude Medical, Inc.*	5,363,352
104,313	Stryker Corp.	5,748,689
80,700	Thermo Fisher Scientific, Inc.*	3,654,903
80,047	Zimmer Holdings, Inc.*	6,274,084

		31,934,487

Medical Supplies – 0.5%
67,290	Charles River Laboratories International, Inc.*	2,910,293

Movies & Entertainment – 1.0%
131,574	Viacom, Inc. Class B*	5,398,481

Networking/Telecommunications Equipment – 4.2%
640,690	Cisco Systems, Inc.*	17,510,058
46,600	Research In Motion Ltd.*	5,954,548

		23,464,606

Oil & Gas – 7.3%
211,740	Canadian Natural Resources Ltd.	11,270,920
333,900	Chesapeake Energy Corp.	9,699,795
94,100	Quicksilver Resources, Inc.*(a)	3,443,119
202,820	Suncor Energy, Inc.	16,004,526

		40,418,360

Oil Well Services & Equipment – 6.4%
197,038	Baker Hughes, Inc.	14,710,857
67,400	Grant Prideco, Inc.*	2,680,498
208,840	Schlumberger Ltd.	13,190,335
119,900	Weatherford International Ltd.*	5,010,621

		35,592,311

Producer Goods – 0.7%
57,510	W.W. Grainger, Inc.	4,022,249

Publishing – 1.3%
106,111	Lamar Advertising Co.*	6,938,598

Retailing – 6.8%
365,840	Lowe’s Companies, Inc.	11,395,916
209,590	Target Corp.	11,957,109
253,020	Wal-Mart Stores, Inc.	11,684,464
82,700	Williams-Sonoma, Inc.	2,600,088

		37,637,577

Semiconductors – 4.5%
161,884	Intel Corp.	3,278,151
346,279	Linear Technology Corp.	10,499,179
286,591	QUALCOMM, Inc.	10,830,274

		24,607,604

The accompanying notes are an integral part of these financial statements.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Specialty Finance – 7.5%
152,360	American Express Co.	$9,243,681
104,207	Fannie Mae	6,188,854
380,555	Freddie Mac	25,839,685

		41,272,220

Technology Services – 0.8%
54,820	Cognizant Technology Solutions Corp.*	4,229,911

Telecommunications – 4.8%
387,190	American Tower Corp.*	14,434,443
102,550	Crown Castle International Corp.*	3,312,365
105,700	NeuStar, Inc.*	3,428,908
287,200	Sprint Nextel Corp.	5,425,208

		26,600,924

TOTAL COMMON STOCKS
(Cost $493,979,501)		$544,398,844

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 1.5%

Joint Repurchase Agreement Account II
$8,400,000	5.292%	01/02/07	$8,400,000
Maturity Value: $8,404,939
(Cost $8,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $502,379,501)			$552,798,844

Shares	Description	Value
Securities Lending Collateral – 0.1%

729,600	Boston Global Investment Trust – Enhanced Portfolio	$729,600
(Cost $729,600)

TOTAL INVESTMENTS – 100.2%
(Cost $503,109,101)		$553,528,444

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(1,126,124)

NET ASSETS – 100.0%		$552,402,320

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on December 29, 2006.

The accompanying notes are an integral part of these financial statements.

7

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Schedule of Investments (continued)
December 31, 2006

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2006, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $8,400,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

ABN Amro, Inc.	$500,000,000	5.32%	01/02/07	$500,295,556

Banc of America Securities LLC	750,000,000	5.32	01/02/07	750,443,333

Barclays Capital PLC	525,000,000	5.32	01/02/07	525,310,333

Bear Stearns	500,000,000	5.32	01/02/07	500,295,556

Deutsche Bank Securities, Inc.	750,000,000	5.31	01/02/07	750,442,500

Greenwich Capital Markets	300,000,000	5.32	01/02/07	300,177,333

Morgan Stanley & Co.	500,000,000	5.32	01/02/07	500,295,556

UBS Securities LLC	700,000,000	5.18	01/02/07	700,402,889

UBS Securities LLC	700,000,000	5.22	01/02/07	700,406,000

UBS Securities LLC	850,000,000	5.32	01/02/07	850,502,444

Wachovia Capital Markets	250,000,000	5.32	01/02/07	250,147,778

TOTAL	$6,325,000,000			$6,328,719,278

At December 31, 2006, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 7.23%, due 01/12/07 to 11/01/16; Federal Home Loan Mortgage Association, 3.50% to 9.00%, due 02/01/07 to 01/01/37; Federal National Mortgage Association, 0.00% to 11.50%, due 07/01/07 to 01/01/37 and Government National Mortgage Association, 4.50% to 9.00%, due 10/15/09 to 12/20/36. The aggregate market value of the collateral, including accrued interest, was $6,462,454,814.

The accompanying notes are an integral part of these financial statements.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:

Investment in securities, at value (identified cost $502,379,501) — including $702,528 of securities on loan	$552,798,844
Securities lending collateral, at value (identified cost $729,600)	729,600
Cash	59,176
Receivables:
Dividends and interest	244,704
Fund shares sold	145,979
Securities lending income	2,259

Total assets	553,980,562

Liabilities:

Payables:
Payable upon return of securities loaned	729,600
Amounts owed to affiliates	409,942
Fund shares repurchased	331,188
Accrued expenses	107,512

Total liabilities	1,578,242

Net Assets:

Paid-in capital	734,366,254
Accumulated undistributed net investment income	11,801
Accumulated net realized loss on investment transactions	(232,394,961)
Net unrealized gain on investments	50,419,226

NET ASSETS	$552,402,320

Net Assets:
Institutional	$165,876,760
Service	386,525,560

Shares Outstanding:
Institutional	14,325,515
Service	33,382,908

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	47,708,423

Net asset value, offering and redemption price per share:
Institutional	$11.58
Service	11.58

The accompanying notes are an integral part of these financial statements.

9

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Operations

For the Year Ended December 31, 2006

Investment income:

Dividends(a)	$5,229,603
Interest (including securities lending income of $24,450)	209,473

Total income	5,439,076

Expenses:

Management fees	4,243,477
Distribution and Service fees	998,586
Transfer agent fees(b)	226,319
Custody and accounting fees	126,843
Printing fees	95,155
Professional fees	54,154
Trustee fees	15,083
Registration fees	1,274
Other	13,795

Total expenses	5,774,686

Less — expense reductions	(625,816)

Net expenses	5,148,870

NET INVESTMENT INCOME	290,206

Realized and unrealized gain (loss) on investment transactions:

Net realized gain from investment transactions — (including commissions recaptured of $114,873)	71,843,720
Net change in unrealized gain on investments	(40,384,661)

Net realized and unrealized gain on investment transactions	31,459,059

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,749,265

(a)	Foreign taxes withheld on dividends were $17,460.
(b)	Institutional and Service Class had Transfer Agent fees of $66,338 and $159,981, respectively.

The accompanying notes are an integral part of these financial statements.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2006	December 31, 2005
From operations:

Net investment income	$290,206	$252,902
Net realized gain on investment transactions	71,843,720	2,625,757
Payment by affiliates to reimburse certain security claims	—	2,915
Net change in unrealized gain (loss) on investments	(40,384,661)	1,234,312

Net increase in net assets resulting from operations	31,749,265	4,115,886

Distributions to shareholders:

From net investment income
Institutional Shares	(204,339)	(249,956)
Service Shares*	(77,094)	—

Total distributions to shareholders	(281,433)	(249,956)

From share transactions:

Proceeds from sales of shares	13,879,656	11,639,337
Proceeds received in connection with merger	454,868,620	—
Reinvestment of dividends and distributions	281,433	249,956
Cost of shares repurchased	(116,148,847)	(34,389,302)

Net increase (decrease) in net assets resulting from share transactions	352,880,862	(22,500,009)

TOTAL INCREASE (DECREASE)	384,348,694	(18,634,079)

Net assets:

Beginning of year	168,053,626	186,687,705

End of year	$552,402,320	$168,053,626

Accumulated undistributed net investment income	$11,801	$2,946

*	Service Share Class commenced on January 9, 2006.

The accompanying notes are an integral part of these financial statements.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from									Ratios assuming no
		investment operations									expense reductions

					Distributions to					Ratio of	Ratio of	Ratio of
	Net asset		Net		shareholders	Net asset		Net assets	Ratio of	net investment	total	net investment
	value,	Net	realized and	Total from	from net	value,		at end of	net expenses	income to	expenses	income (loss)		Portfolio
Year – Share	beginning	investment	unrealized	investment	investment	end of	Total	year	to average	average	to average	to average		turnover
Class	of period	income(b)	gain (loss)	operations	income	year	return(c)	(in 000s)	net assets	net assets	net assets	net assets		rate

FOR THE YEARS ENDED DECEMBER 31,

2006 - Institutional	$10.68	$0.01	$0.90	$0.91	$(0.01)	$11.58	8.56%	$165,877	0.84%	0.12%	0.85%	0.11%		70%
2006 - Service(a)	11.03	— (e)	0.55	0.55	— (e)	11.58	5.01	386,526	0.94 (d)	0.03 (d)	1.10 (d)	(0.13	)(d)	70

2005 - Institutional	10.39	0.02	0.29	0.31	(0.02)	10.68	2.94	168,054	0.90	0.15	0.90	0.15		35
2004 - Institutional	9.59	0.07	0.80	0.87	(0.07)	10.39	9.09	186,688	0.89	0.69	0.89	0.69		45
2003 - Institutional	7.77	0.03	1.81	1.84	(0.02)	9.59	23.74	179,694	1.02	0.38	1.43	(0.03)		16
2002 - Institutional	10.28	0.01	(2.50)	(2.49)	(0.02)	7.77	(24.33)	18,052	1.10	0.16	1.77	(0.51)		24

(a)	Service Share Class commenced on January 9, 2006.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than a full year are not annualized.
(d)	Annualized.
(e)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements

December 31, 2006

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Capital Growth Fund (the “Fund” or “Capital Growth Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
     On January 9, 2006, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) previously approved by the Trust’s Board of Trustees, substantially all of the assets, subject to liabilities, of the Select Growth Fund of the Allmerica Investment Trust (the “Allmerica Fund”), were transferred to the Capital Growth Fund in exchange for the Capital Growth Fund’s Service shares. Holders of shares of the Allmerica Fund received Service shares of the Capital Growth Fund in an amount equal to the aggregate net asset value of their investment in the Allmerica Fund as of the close of business on January 6, 2006. On the date of the exchange, the Capital Growth Fund began to offer Service shares. The exchange was a tax-free event to shareholders.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gain or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to their Distribution and Service Plan.

13

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or as a tax return of capital.

E. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

G. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) on investments in the Statement of Operations.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

3. AGREEMENTS (continued)
     GSAM has entered into a fee reduction commitment for the Fund which was implemented on a voluntary basis prior to April 28, 2006 and on a contractual basis as of April 28, 2006 to achieve the rates listed below:

Average Daily Net Assets	Annual Rate

First $1 Billion	0.75%

Next $1 Billion	0.68%

Over $2 Billion	0.65%

     In connection with the reorganization of the Allmerica Fund into the Fund, GSAM has contractually agreed to reimburse the Fund as necessary to limit the total annual operating expenses of the Services Shares of the Fund to 1.00% until June 2007.

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2006, GSAM did not make any reimbursements to the Fund.
     In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2006, custody and transfer agent fees were reduced by approximately $3,000 and 24,200, respectively.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.04% of the average daily net assets of the Institutional and Service shares.
     The Trust has adopted, on behalf of the Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has voluntarily agreed to waive Distribution and Service fees for Service Shares so as not to exceed 0.10% of the Fund’s average daily net assets attributable to Service Shares. This waiver may be modified or terminated at any time at the option of Goldman Sachs. For the year ended December 31, 2006, Goldman Sachs waived approximately $598,600 in Distribution and Service fees for the Fund.
     At December 31, 2006, amounts owed to affiliates were approximately $357,500, $33,400 and $19,100 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long term securities for the year ended December 31, 2006 were $573,882,282 and $379,549,320, respectively. For the year ended December 31, 2006, Goldman Sachs earned approximately $24,600 of brokerage commissions from portfolio transactions, executed on behalf of the Fund.

15

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2006 is reported parenthetically under Investment Income on the Statement of Operations. For the year ended December 31, 2006, BGA earned approximately $2,900 in fees as securities lending agent. At December 31, 2006, the Fund loaned securities having a market value of $702,528 collateralized by cash in the amount of $729,600.

6. LINE OF CREDIT FACILITY

The Fund participates in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the year ended December 31, 2006, the Fund did not have any borrowings under this facility.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

	For the year ended December 31,

	2006	2005

Distributions paid from:
Ordinary income	$281,433	$249,956

Total taxable distributions	$281,433	$249,956

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

7. TAX INFORMATION (continued)

     As of December 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$12,032
Capital loss carryforward:(1)(2)
Expiring 2007	(11,863,148)
Expiring 2008	(63,433,899)
Expiring 2009	(93,913,780)
Expiring 2010	(59,391,140)
Expiring 2011	(1,064,803)

Total capital loss carryforward	$(229,666,770)

Timing differences (post-October losses)	(143,717)
Unrealized gain — net	47,834,521

Total accumulated losses — net	$(181,963,934)

(1)	Expiration occurs on December 31 of the year indicated. Utilization of these losses may be limited under the Internal Revenue Code.

(2)	During the year ended December 31, 2006, the Fund utilized $68,373,913 of capital loss carryforwards.

     At December 31, 2006, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$505,693,806

Gross unrealized gain	59,694,951
Gross unrealized loss	(11,860,430)

Net unrealized security gain	$47,834,521

     The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

     In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified from accumulated net realized loss on investments to accumulated undistributed net investment income and paid-in capital, $82 and $276,733,054, respectively. These reclassifications have no impact on the net asset value of the Fund. Reclassifications result primarily from available capital loss carryforwards and previously deferred wash sales acquired in the reorganization with the Allmerica Fund.

8. OTHER MATTERS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds (including this Fund) and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The Fund, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations

17

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

8. OTHER MATTERS (continued)
of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, the plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Fund is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

Merger and Reorganization — At a meeting held on July 12, 2005, the Board of Trustees of the Trust approved the Reorganization (“Agreement”) providing for the tax-free acquisition of the Allmerica Fund by the Capital Growth Fund. Following the approval of the Board of Trustees and shareholders of the Allmerica Fund, the acquisition was completed on January 9, 2006, as of the close of business on January 6, 2006.

     Pursuant to the Agreement, the assets and liabilities of the Allmerica Fund Service Class were transferred into the Capital Growth Fund Service Class in a tax-free exchange as follows:

			Acquired Fund’s
	Exchanged Shares	Value of	Shares Outstanding
Survivor/Acquired Fund	of Survivor Issued	Exchanged Shares	as of January 6, 2006

Capital Growth Fund Service Class/Allmerica Fund Service Class	41,239,222	$454,868,620	264,467,645

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s			Survivor Fund’s
	Aggregate	Aggregate			Aggregate
	Net Assets	Net Assets	Acquired Fund’s	Acquired Fund’s	Net Assets
	before	before	Unrealized	Capital Loss	immediately
Survivor/Acquired Fund	acquisition	acquisition	Appreciation	Carryforward	after acquisition

Capital Growth Fund/Allmerica Fund	$173,497,578	$454,868,620	$74,244,861	$(286,851,099)	$628,366,197

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

8. OTHER MATTERS (continued)

New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of this ruling such that it must be incorporated no later than the last day on which a NAV is calculated preceding the Fund’s 2007 semi-annual report. At this time, the investment adviser is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements, however, additional disclosures will be required.

19

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended		For the Year Ended
	December 31, 2006		December 31, 2005

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	1,136,732	$12,592,496	1,146,173	$11,639,337
Reinvestment of dividends and distributions	17,510	204,339	23,144	249,956
Shares repurchased	(2,570,726)	(28,428,053)	(3,389,711)	(34,389,302)

	(1,416,484)	(15,631,218)	(2,220,394)	(22,500,009)

Service Shares*
Shares sold	118,288	1,287,160	—	—
Shares issued in connection with merger	41,239,222	454,868,620	—	—
Reinvestment of dividends and distributions	6,606	77,094	—	—
Shares repurchased	(7,981,208)	(87,720,794)	—	—

	33,382,908	368,512,080	—	—

NET INCREASE (DECREASE)	31,966,424	$352,880,862	(2,220,394)	$(22,500,009)

*	Service Share Class commenced on January 9, 2006.

20

Report of Independent Registered Public Accounting Firm

To the Shareholders of Goldman Sachs Capital Growth Fund and Board of Trustees

Goldman Sachs Variable Insurance Trust

We have audited the accompanying statement of assets and liabilities of Goldman Sachs Capital Growth Fund (one of the funds comprising the Goldman Sachs Variable Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Capital Growth Fund at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2007

21

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2006

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

Actual Expenses — The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class of table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 months
	Account Value	Account Value	ended
Share Class	7/1/06	12/31/06	12/31/06*

Institutional
Actual	$1,000.00	$1,091.70	$4.35
Hypothetical 5% return	1,000.00	1,021.05 +	4.20

Service
Actual	1,000.00	1,091.60	4.87
Hypothetical 5% return	1,000.00	1,020.54 +	4.71

*	Expenses are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.82% and 0.92% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998- 2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Director, Emerging Markets Group, Ltd (2004-2006); Director, Elderhostel, Inc. (2006-present). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Patrick T. Harker Age: 48	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (58 Portfolios).

23

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2006, the Trust consisted of 65 portfolios and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios, including the Fund described in this Annual Report.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President	Since 2002	Managing Director, Goldman Sachs (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (August 2001-December 2006).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College.

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 44	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President Goldman Sachs (1999-2006); Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2006, 100% of the dividends paid from net investment company taxable income by the Capital Growth Fund qualifies for the dividends received deduction available to corporations.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. Fitzpatrick, Vice President
Patrick T. Harker	James A. McNamara, Vice President
Mary Patterson McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Peter V. Bonanno, Secretary
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Capital Growth Fund.

Copyright 2007 Goldman, Sachs & Co. All rights reserved.

VITCGAR/07-313

Goldman
Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Mid Cap Value Fund

Annual Report
December 31, 2006

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Mid Cap Value Fund during the one-year reporting period that ended December 31, 2006.

Market Review

The U.S. equity markets finished another year with positive returns as strong gains in the fourth quarter capped off a very successful 2006. For the one-year period ended December 31, 2006, the S&P 500 Index returned 15.79%. The equity markets largely overcame early concerns over rising interest rates and inflation, as well as signs of a cooling housing market and ongoing geopolitical concerns. Another theme throughout the year was the high level of merger and acquisition activity in both the private and public sectors. With abundant liquidity in the market, private equity deals reached new heights as buyers increasingly bid for small and even mid-cap sized companies. On the economic front, the Federal Reserve Board held interest rates steady in the second half of the year.

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2006*

	% of
Company	Net Assets	Business

Entergy Corp.	3.1%	Electrical Utilities
Range Resources Corp.	3.1	Energy Resources
J.C. Penney Co., Inc.	2.6	Retail Apparel
AMBAC Financial Group, Inc.	2.5	Property Insurance
The Williams Companies, Inc.	2.4	Diversified Energy
PG&E Corp.	2.4	Electrical Utilities
KeyCorp	2.3	Regional Banks
EOG Resources, Inc.	2.3	Energy Resources
Edison International	2.0	Electrical Utilities
PPL Corp.	2.0	Electrical Utilities

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter (continued)

Performance Review

Over the one-year period that ended December 31, 2006, the Fund’s Institutional Shares generated a cumulative total return of 16.16%. This return compares to the 20.22% cumulative total return of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), over the same time period. For the period from the inception of the Service Class on January 9, 2006 to December 31, 2006, the Fund’s Service Shares generated a cumulative total return of 12.91%. This return compares to the 16.79% cumulative total return of the Fund’s benchmark over the same time period.

While the Fund generated solid absolute returns during the reporting period, it was unable to beat the strong returns of the benchmark. 2006 proved to be another outstanding year for mid-cap stocks as nearly every sector in the Russell Midcap Value Index produced positive returns. The Fund’s underperformance versus its benchmark was primarily the result of the Fund’s holdings in the Energy sector. Select stocks in Consumer Cyclicals also declined, while top performing stocks included Financials and Services names.

In 2006, several headwinds, including record warm weather patterns, pressured the Fund’s holdings in the Energy sector. Over the long term, we believe the supply/demand trends should sustain higher pricing in the Energy sector. The Fund’s overall exposure to Energy has decreased over the past year, partly due to the acquisition of Western Gas Resources by Anadarko Petroleum. We also selectively reduced holdings in the sector. We think that some of the current merger activity suggests that corporate buyers share our positive view on well-positioned companies in this area. We remain focused on select companies with low cost structures, large reserves and shareholder-focused management teams. Despite recent weakness, we continue to hold EOG Resources, Inc., Range Resources Corp. and The Williams Companies, Inc.

Other stocks that endured a challenging year included Consumer Cyclicals companies Lennar Corp. and Mohawk Industries. We eliminated textile manufacturer Mohawk Industries as high commodity costs continued to pressure its margins. We continue to hold Lennar Corp. as we believe that an excessively negative outlook is already reflected in its share price. We believe this residential construction company is well-managed, financially strong and better-positioned today than it was in past housing downturns due to more diversified geographic markets, economies of scale, and better management practices.

Several key holdings, such as Harrah’s Entertainment, Inc. and Norfolk Southern Corp., recovered from weakness in the fourth quarter, however were still among the Fund’s relative detractors during the year as a whole. Harrah’s received much attention due to the series of private equity bids placed on the company. We reduced the Fund’s exposure to the stock to lock in profits. The portfolio also benefited from favorable acquisition activity as Equity Office Properties Trust was sold to a private equity group. Elsewhere, top holding Entergy Corporation contributed to results as the company continued to benefit from a disciplined management team.

Many of the Fund’s best performing stocks in 2006 were companies engaged in efforts to rationalize their cost structures, divest non-strategic assets and generally improve returns on capital. As we move into 2007, we will continue to seek similar opportunities as these programs of internal change can show positive results in an uncertain market environment. We believe the market will see an active flow of private-equity investment into mid-cap

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

companies, particularly those with the cash flow characteristics we tend to favor. We maintain a valuation focus and are alert for emerging ideas across the investment landscape.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Value Portfolio Management Team

January 12, 2007

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Mid Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may invest in foreign securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may invest in fixed income securities. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk.

3

Shareholder Letter (continued)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Summary

December 31, 2006 (Unaudited)

The following graph shows the value as of December 31, 2006, of a $10,000 investment made on May 1, 1998 (commencement of operations) in Institutional Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the Russell Mid Cap Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Class Shares will vary from Institutional Class Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

Mid Cap Value Fund’s Lifetime Performance

Performance of a $10,000 investment, Distributions Reinvested from May 1, 1998 to December 31, 2006.

	Since Inception		Five Years	One Year

Average Annual Total Return Through December 31, 2006

Institutional Class (commenced May 1, 1998)	11.33%		15.08%	16.16%

Service Class (commenced January 9, 2006)	12.91%	*	n/a	n/a

* Total returns for periods of less than one year represent cumulative total return.

5

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

December 31, 2006

Shares	Description	Value

Common Stocks – 98.1%

Biotechnology – 1.0%
604,194	MedImmune, Inc.*	$19,557,760

Brokers – 2.3%
207,568	E*Trade Financial Corp.*	4,653,675
143,800	Lazard Ltd.	6,807,492
202,841	The Bear Stearns Companies, Inc.	33,018,458

		44,479,625

Chemicals – 2.3%
475,608	Agrium, Inc.	14,976,896
67,914	Air Products and Chemicals, Inc.	4,772,996
351,078	Airgas, Inc.	14,225,680
70,000	Albemarle Corp.	5,026,000
185,000	Celanese Corp.	4,787,800

		43,789,372

Computer Hardware – 3.8%
544,036	Amphenol Corp.	33,773,755
356,258	Avnet, Inc.*	9,095,267
1,155,490	Seagate Technology	30,620,485

		73,489,507

Computer Software – 1.7%
1,917,749	Activision, Inc.*	33,061,993

Construction – 1.4%
533,178	Lennar Corp.	27,970,518

Defense/Aerospace – 1.9%
205,262	Alliant Techsystems, Inc.*	16,049,436
331,811	Rockwell Collins, Inc.	21,000,318

		37,049,754

Diversified Energy – 2.4%
1,816,059	The Williams Companies, Inc.	47,435,461

Drugs – 2.1%
400,728	Charles River Laboratories International, Inc.*	17,331,486
869,339	IMS Health, Inc.	23,889,436

		41,220,922

Electrical Utilities – 13.8%
399,500	CMS Energy Corp.*	6,671,650
1,215,342	DPL, Inc.	33,762,201
869,699	Edison International	39,553,911
657,723	Entergy Corp.	60,720,987
220,598	FirstEnergy Corp.	13,302,059
373,259	Northeast Utilities	10,510,973
974,013	PG&E Corp.(a)	46,100,035
1,076,302	PPL Corp.	38,574,664
88,400	Sierra Pacific Resources*	1,487,772
361,038	Wisconsin Energy Corp.	17,134,864

		267,819,116

Energy Resources – 7.1%
703,122	EOG Resources, Inc.	$43,909,969
2,170,564	Range Resources Corp.	59,603,687
731,109	Ultra Petroleum Corp.*	34,910,455

		138,424,111

Environmental & Other Services – 2.5%
2,685,727	Allied Waste Industries, Inc.*	33,007,585
391,695	Republic Services, Inc.	15,930,236

		48,937,821

Food & Beverage – 1.1%
157,808	Pepsi Bottling Group, Inc.	4,877,845
633,748	Smithfield Foods, Inc.*	16,261,974

		21,139,819

Gas Utilities – 0.6%
320,972	AGL Resources, Inc.	12,489,021

Grocery – 2.6%
464,062	Safeway, Inc.	16,037,983
937,548	SUPERVALU, Inc.	33,517,341

		49,555,324

Health Insurance – 1.8%
307,682	Coventry Health Care, Inc.*	15,399,484
405,051	Health Net, Inc.*	19,709,782

		35,109,266

Home Products – 2.8%
1,088,665	Newell Rubbermaid, Inc.	31,516,852
366,412	The Clorox Co.	23,505,330

		55,022,182

Hotel & Leisure – 1.5%
223,900	Boyd Gaming Corp.	10,144,909
225,528	Harrah’s Entertainment, Inc.	18,655,676

		28,800,585

Information Services – 1.0%
2,356,536	BearingPoint, Inc.*(a)	18,545,938

Life Insurance – 1.7%
210,884	Assurant, Inc.	11,651,341
237,441	Lincoln National Corp.	15,766,082
93,210	Torchmark Corp.	5,943,070

		33,360,493

Media – 1.2%
2,812,068	Charter Communications, Inc.*(a)	8,604,928
232,062	Lamar Advertising Co.*	15,174,534

		23,779,462

Medical Products – 0.7%
604,219	PerkinElmer, Inc.	13,431,788

Mining – 1.2%
921,833	Commercial Metals Co.	23,783,291

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Motor Vehicle – 1.3%
414,934	Autoliv, Inc.	$25,020,520

Oil Services – 0.7%
460,489	BJ Services Co.	13,501,537

Paper & Packaging – 1.9%
686,640	MeadWestvaco Corp.	20,640,399
735,262	Packaging Corp. of America	16,249,290

		36,889,689

Parts & Equipment – 2.6%
239,418	American Standard Companies, Inc.	10,977,315
123,012	Carlisle Cos., Inc.	9,656,442
263,670	Cooper Industries Ltd.	23,843,678
130,058	W-H Energy Services, Inc.*	6,332,524

		50,809,959

Property Insurance – 6.6%
543,447	AMBAC Financial Group, Inc.	48,404,824
254,511	Everest Re Group Ltd.	24,970,074
154,100	MGIC Investment Corp.	9,637,414
313,965	PartnerRe Ltd.	22,300,934
34,900	Radian Group, Inc.	1,881,459
167,608	RenaissanceRe Holdings Ltd. Series B	10,056,480
250,381	The PMI Group, Inc.	11,810,472

		129,061,657

Publishing – 0.3%
144,123	Dow Jones & Co., Inc.	5,476,674

Regional Banks – 6.2%
193,957	City National Corp.	13,809,738
201,644	Commerce Bancshares, Inc.	9,761,576
219,700	First Horizon National Corp.	9,179,066
1,174,170	KeyCorp	44,653,685
148,497	M&T Bank Corp.	18,140,394
313,345	Zions Bancorp.	25,832,162

		121,376,621

REIT – 7.4%
479,529	Apartment Investment & Management Co.	26,863,214
471,727	Brandywine Realty Trust	15,684,923
312,983	Developers Diversified Realty Corp.	19,702,280
408,383	Equity Office Properties Trust	19,671,809
270,109	Equity Residential Properties Trust	13,708,032
185,254	Home Properties of New York, Inc.(a)	10,980,005
83,966	iStar Financial, Inc.	4,015,254
385,481	Liberty Property Trust	18,942,536
274,798	Mack-Cali Realty Corp.	14,014,698

		143,582,751

Retail Apparel – 3.5%
661,889	J.C. Penney Co., Inc.	51,203,733
291,036	Ross Stores, Inc.	8,527,355
291,100	Williams-Sonoma, Inc.	9,152,184

		68,883,272

Semiconductors – 1.3%
491,984	National Semiconductor Corp.	11,168,037
330,021	Tessera Technologies, Inc.*	13,313,047

		24,481,084

Specialty Financials – 2.6%
245,661	American Capital Strategies Ltd.(a)	11,364,278
567,799	CIT Group, Inc.	31,666,150
243,317	Eaton Vance Corp.	8,031,894

		51,062,322

Telephone – 0.9%
334,114	Embarq Corp.	17,561,032

Thrift Banks – 1.4%
1,233,567	Hudson City Bancorp, Inc.	17,121,910
198,752	Webster Financial Corp.	9,683,197

		26,805,107

Transports – 1.8%
585,759	Norfolk Southern Corp.	29,457,820
222,204	Swift Transportation Co., Inc.*	5,837,299

		35,295,119

Trust/Processors – 1.1%
362,996	Northern Trust Corp.	22,030,227

TOTAL COMMON STOCKS
(Cost $1,647,855,876)		$1,910,090,700

The accompanying notes are an integral part of these financial statements.

7

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)
December 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) – 1.7%

Joint Repurchase Agreement Account II
$33,600,000	5.292%	01/02/07	$33,600,000
Maturity Value: $33,619,757
(Cost $33,600,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,681,455,876)			$1,943,690,700

Shares	Description	Value

Securities Lending Collateral – 1.6%

30,547,475	Boston Global Investment Trust – Enhanced Portfolio
(Cost $30,547,475)		$30,547,475

TOTAL INVESTMENTS – 101.4%
(Cost $1,712,003,351)		$1,974,238,175

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.4)%		(26,439,055)

NET ASSETS – 100.0%		$1,947,799,120

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on December 29, 2006.

Investment Abbreviations:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2006, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $33,600,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

ABN Amro, Inc.	$500,000,000	5.32%	01/02/07	$500,295,556

Banc of America Securities LLC	750,000,000	5.32	01/02/07	750,443,333

Barclays Capital PLC	525,000,000	5.32	01/02/07	525,310,333

Bear Stearns	500,000,000	5.32	01/02/07	500,295,556

Deutsche Bank Securities, Inc.	750,000,000	5.31	01/02/07	750,442,500

Greenwich Capital Markets	300,000,000	5.32	01/02/07	300,177,333

Morgan Stanley & Co.	500,000,000	5.32	01/02/07	500,295,556

UBS Securities LLC	700,000,000	5.18	01/02/07	700,402,889

UBS Securities LLC	700,000,000	5.22	01/02/07	700,406,000

UBS Securities LLC	850,000,000	5.32	01/02/07	850,502,444

Wachovia Capital Markets	250,000,000	5.32	01/02/07	250,147,778

TOTAL	$6,325,000,000			$6,328,719,278

At December 31, 2006, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 7.23%, due 01/12/07 to 11/01/16; Federal Home Loan Mortgage Association, 3.50% to 9.00%, due 02/01/07 to 01/01/37; Federal National Mortgage Association, 0.00% to 11.50%, due 07/01/07 to 01/01/37 and Government National Mortgage Association, 4.50% to 9.00%, due 10/15/09 to 12/20/36. The aggregate market value of the collateral, including accrued interest, was $6,462,454,814.

The accompanying notes are an integral part of these financial statements.

9

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:

Investment in securities, at value (identified cost $1,681,455,876) — including $29,472,861 of securities on loan	$1,943,690,700
Securities lending collateral, at value (identified cost $30,547,475)	30,547,475
Cash	46,351
Receivables:
Investment securities sold	9,168,947
Dividends and interest	2,792,174
Fund shares sold	859,200
Securities lending income	13,379

Total assets	1,987,118,226

Liabilities:

Payables:
Payable upon return of securities loaned	30,547,475
Investment securities purchased	6,043,055
Amounts owed to affiliates	1,420,400
Fund shares repurchased	1,187,197
Accrued expenses	120,979

Total liabilities	39,319,106

Net Assets:

Paid-in capital	1,658,605,660
Accumulated undistributed net investment income	238,792
Accumulated net realized gain on investment transactions	26,719,844
Net unrealized gain on investments	262,234,824

NET ASSETS	$1,947,799,120

Net Assets:
Institutional	1,673,896,376
Service	273,902,744

Shares Outstanding:
Institutional	104,052,296
Service	17,022,751

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	121,075,047

Net asset value, offering and redemption price per share:
Institutional	$16.09
Service	16.09

The accompanying notes are an integral part of these financial statements.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Year Ended December 31, 2006

Investment income:

Dividends(a)	$28,616,321
Interest (including securities lending income of $87,512)	2,414,306

Total income	31,030,627

Expenses:

Management fees	14,962,095
Distribution and Service fees	689,293
Transfer agent fees(b)	748,109
Custody and accounting fees	259,281
Printing fees	110,344
Professional fees	54,391
Trustee fees	15,083
Registration fees	1,268
Other	40,290

Total expenses	16,880,154

Less — expense reductions	(537,506)

Net expenses	16,342,648

NET INVESTMENT INCOME	14,687,979

Realized and unrealized gain on investment transactions:

Net realized gain from investment transactions (including commissions recaptured of $317,910)	203,866,896
Net change in unrealized gain on investments	46,378,460

Net realized and unrealized gain on investment transactions	250,245,356

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$264,933,335

(a)	Foreign taxes withheld on dividends were $3,924.
(b)	Institutional and Service Class had Transfer Agent fees of $637,655 and $110,454, respectively.

The accompanying notes are an integral part of these financial statements.

11

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2006	December 31, 2005
From operations:

Net investment income	$14,687,979	$9,578,739
Net realized gain on investment transactions	203,866,896	132,448,454
Payment by affiliates to reimburse certain security claims	—	9,275
Net change in unrealized gain on investments	46,378,460	493,340

Net increase in net assets resulting from operations	264,933,335	142,529,808

Distributions to shareholders:

From net investment income
Institutional Shares	(15,146,501)	(7,785,943)
Service Shares*	(2,203,166)	—
From net realized gain
Institutional Shares	(166,862,249)	(130,595,641)
Service Shares	(27,376,549)	—

Total distributions to shareholders	(211,588,465)	(138,381,584)

From share transactions:

Proceeds from sales of shares	296,268,653	445,767,317
Proceeds received in connection with merger	295,311,746	—
Reinvestment of dividends and distributions	211,588,415	138,381,584
Cost of shares repurchased	(339,528,744)	(74,634,247)

Net increase in net assets resulting from share transactions	463,640,070	509,514,654

TOTAL INCREASE	516,984,940	513,662,878

Net assets:

Beginning of year	1,430,814,180	917,151,302

End of year	$1,947,799,120	$1,430,814,180

Accumulated undistributed net investment income	$238,792	$1,880,132

*	Service Share Class commenced on January 9, 2006.

The accompanying notes are an integral part of these financial statements.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from											Ratios assuming no
		investment operations			Distributions to shareholders								expense reductions

			Net									Ratio of	Ratio of	Ratio of
	Net asset		realized					Net asset		Net assets	Ratio of	net investment	total	net investment
	value,	Net	and	Total from	From net	From net		value,		at end	net expenses	income	expenses	income	Portfolio
Year - Share	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	of year	to average	to average	to average	to average	turnover
Class	of period	income(b)	gain (loss)	operations	income	gains	distributions	year	return(c)	(in 000s)	net assets	net assets	net assets	net assets	rate

FOR THE YEARS ENDED DECEMBER 31,

2006 - Institutional	$15.53	$0.13	$2.39	$2.52	$(0.16)	$(1.80)	$(1.96)	$16.09	16.16%	$1,673,896	0.86%	0.80%	0.87%	0.79%	57%
2006 - Service (a)	15.96	0.12	1.95	2.07	(0.14)	(1.80)	(1.94)	16.09	12.91	273,903	0.96 (d)	0.72 (d)	1.12 (d)	0.56 (d)	57

2005 - Institutional	15.28	0.13	1.82	1.95	(0.10)	(1.60)	(1.70)	15.53	12.83	1,430,814	0.87	0.83	0.87	0.83	53
2004 - Institutional	13.37	0.10	3.34	3.44	(0.09)	(1.44)	(1.53)	15.28	25.88	917,151	0.88	0.67	0.88	0.67	72
2003 - Institutional	10.61	0.12	2.89	3.01	(0.11)	(0.14)	(0.25)	13.37	28.39	577,923	0.91	1.02	0.91	1.02	64
2002 - Institutional	11.29	0.14	(0.67)	(0.53)	(0.12)	(0.03)	(0.15)	10.61	(4.69)	357,537	0.91	1.20	0.91	1.20	95

(a)	Service Share Class commenced on January 9, 2006.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than a full year are not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

13

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements

December 31, 2006

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund” or “Mid Cap Value Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
     On January 9, 2006, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) previously approved by the Trust’s Board of Trustees, substantially all of the assets, subject to liabilities, of the Select Value Opportunity Fund of the Allmerica Investment Trust (the “Allmerica Fund”), were transferred to the Mid Cap Value Fund in exchange for the Mid Cap Value Fund’s Service shares. Holders of shares of the Allmerica Fund received Service shares of the Mid Cap Value Fund in an amount equal to the aggregate net asset value of their investment in the Allmerica Fund as of the close of business on January 6, 2006. On the date of the exchange, the Mid Cap Value Fund began to offer Service shares. The exchange was a tax-free event to shareholders.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gain or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to their Distribution and Service Plan.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or as a tax return of capital.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REIT”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

E. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

G. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) on investments in the Statement of Operations.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

15

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

3. AGREEMENTS (continued)

     GSAM has entered into a fee reduction commitment for the Fund which was implemented on a voluntary basis prior to April 28, 2006 and on a contractual basis as of April 28, 2006 to achieve the rates listed below:

Average Daily Net Assets	Annual Rate

First $2 Billion	0.80%

Over $2 Billion	0.72%

     In connection with the reorganization of the Allmerica Fund into the Fund, GSAM has contractually agreed to reimburse the Fund as necessary to limit the total annual operating expenses of the Service Shares of the Fund to 0.99% until June 2007.

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. Prior to January 9, 2006, the Other Expenses limitation for the Fund was 0.25%. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2006, GSAM made no reimbursements to the Fund.
     In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2006, custody and transfer agent fees were reduced by approximately $22,700 and $101,700, respectively.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.04% of the average daily net assets of the Institutional and Service shares.
     The Trust has adopted, on behalf of the Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has voluntarily agreed to waive Distribution and Service fees for Service Shares so as not to exceed 0.10% of the Fund’s average daily net assets attributable to Service Shares. This waiver may be modified or terminated at any time at the option of Goldman Sachs. For the year ended December 31, 2006, Goldman Sachs waived approximately $413,200 in Distribution and Service fees for the Fund.
     At December 31, 2006, the amounts owed to affiliates were approximately $1,330,000, $23,500 and $66,500 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long term securities for the year ended December 31, 2006, were $1,303,244,298 and $1,029,599,867, respectively. For the year ended December 31, 2006, Goldman Sachs earned approximately $53,900 of brokerage commissions from portfolio transactions executed on behalf of the Fund.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

5. SECURITIES LENDING (continued)

collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2006, is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $11,688, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended December 31, 2006, BGA earned approximately $11,300 in fees as securities lending agent. At December 31, 2006, the Fund loaned securities having a market value of $29,472,861 collateralized by cash in the amount of $30,547,475. The amount payable to Goldman Sachs upon return of securities loaned as of December 31, 2006 was $6,500,000.

6. LINE OF CREDIT FACILITY

The Fund participates in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the year ended December 31, 2006, the Fund did not have any borrowings under this facility.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

	For the year ended December 31,

	2006	2005

Distributions paid from:
Ordinary income	$53,520,805	$38,750,746
Net long-term capital gains	158,067,660	99,630,838

Total taxable distributions	$211,588,465	$138,381,584

     As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$10,220,134
Undistributed long-term capital gains	18,370,356

Total undistributed earnings	$28,590,490

Timing differences (related to the recognition of certain REIT dividends for tax purposes)	212,744
Unrealized gains — net	260,390,226

Total accumulated earnings — net	$289,193,460

17

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

7. TAX INFORMATION (continued)

     At December 31, 2006, the Fund’s aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,713,847,949

Gross unrealized gain	278,914,183
Gross unrealized loss	(18,523,957)

Net unrealized security gain	$260,390,226

     The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and return of capital distributions from underlying fund investments. The cumulative timing differences consist of deferred income distributions from underlying fund investments.

     In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified from accumulated net realized gain on investments transactions to undistributed net investment income and paid-in capital, $1,020,348 and $244,690, respectively. These reclassifications have no impact on the net asset value of the Fund. Reclassifications result primarily from dividend redesignations and previously deferred wash sales acquired in the reorganization with the Allmerica Fund.

8. OTHER MATTERS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds (including this Fund) and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The Fund, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the ”Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, the plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Fund is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

Merger and Reorganization — At a meeting held on July 12, 2005, the Board of Trustees of the Trust approved the Reorganization Agreement providing for the tax-free acquisition of the Allmerica Fund by the Mid Cap Value Fund.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

8. OTHER MATTERS (continued)

Following the approval of the Board of Trustees and shareholders of the Allmerica Fund, the acquisition was completed on January 9, 2006, as of the close of business on January 6, 2006.
     Pursuant to the Agreement, the assets and liabilities of the Allmerica Fund Service Class were transferred into the Mid Cap Value Fund Service Class in a tax-free exchange as follows:

			Acquired Fund’s
			Shares Outstanding
	Exchanged Shares	Value of	as of January 6,
Survivor/Acquired Fund	of Survivor Issued	Exchanged Shares	2006

Mid Cap Value Fund Service Class/Allmerica Fund Service Class	18,503,242	$295,311,746	179,590,581

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s		Survivor Fund’s
	Aggregate	Aggregate		Aggregate
	Net Assets	Net Assets	Acquired Fund’s	Net Assets
	before	before	Unrealized	immediately
Survivor/Acquired Fund	acquisition	acquisition	Appreciation	after acquisition

Mid Cap Value Fund Service Class/Allmerica Fund Service Class	$1,475,213,407	$295,311,746	$43,643,427	$1,770,525,153

New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of this ruling such that it must be incorporated no later than the last day on which a NAV is calculated preceding the Fund’s 2007 semi-annual report. At this time, the investment adviser is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements, however, additional disclosures will be required.

19

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended		For the Year Ended
	December 31, 2006		December 31, 2005

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	17,306,248	$282,619,040	27,827,100	$445,767,317
Reinvestment of dividends and distributions	11,255,950	182,008,711	8,956,843	138,381,584
Shares repurchased	(16,631,073)	(271,002,028)	(4,668,033)	(74,634,247)

	11,931,125	193,625,723	32,115,910	509,514,654

Service Shares*
Shares sold	846,677	13,649,613	—	—
Shares issued in connection with merger	18,503,242	295,311,746	—	—
Reinvestment of dividend and distributions	1,828,165	29,579,704	—	—
Shares repurchased	(4,155,333)	(68,526,716)	—	—

	17,022,751	270,014,347	—

NET INCREASE	28,953,876	$463,640,070	32,115,910	$509,514,654

*	Service Share Class commenced on January 9, 2006.

20

Report of Independent Registered Public Accounting Firm

To the Shareholders of Goldman Sachs Mid Cap Value Fund and Board of Trustees
Goldman Sachs Variable Insurance Trust

We have audited the accompanying statement of assets and liabilities of Goldman Sachs Mid Cap Value Fund (one of the funds comprising the Goldman Sachs Variable Insurance Trust) ( the “Fund”), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Mid Cap Value Fund at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2007

21

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2006

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

Actual Expenses — The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class of table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 months
	Account Value	Account Value	ended
Share Class	7/1/06	12/31/06	12/31/06*

Institutional
Actual	$1,000	$1,109.50	$4.52
Hypothetical 5% return	1,000	1,020.92 +	4.33

Service
Actual	$1,000	$1,108.30	$5.08
Hypothetical 5% return	1,000	1,020.39 +	4.87

*	Expenses are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.85% and 0.95% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998- 2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Director, Emerging Markets Group, Ltd (2004-2006); Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Patrick T. Harker Age: 48	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (58 Portfolios).

23

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)
Interested Trustee

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2006, the Trust consisted of 65 portfolios and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios, including the Fund described in this Annual Report.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President	Since 2002	Managing Director, Goldman Sachs (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (August 2001-December 2007).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College.

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 44	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President Goldman Sachs (1999-2006); Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2006, 38.16% of the dividends paid from net investment company taxable income by the Mid Cap Value Fund qualifies for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Mid Cap Value Fund designates $158,067,660 as capital gain dividends paid during the year ended December 31, 2006.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. Fitzpatrick, Vice President
Patrick T. Harker	James A. McNamara, Vice President
Mary Patterson McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Peter V. Bonanno, Secretary
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Mid Cap Value Fund.

Copyright 2007 Goldman, Sachs & Co. All rights reserved.

VITMIDCAPAR/07-316

Goldman
Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

International Equity Fund

Annual Report
December 31, 2006

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust – International Equity Fund during the one-year reporting period that ended December 31, 2006.

Market Overview

Overall, the international equity markets generated strong results during the reporting period, as the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index (unhedged, with dividends reinvested) returned 26.86%. Early in the year, the international equity markets faced the steadily rising headwinds of continued strength in the euro and ongoing dollar weakness, rising U.S. interest rates, fears of a slowdown in global economic growth, worries about Iran and the impact of high oil prices, and concerns about increasing inflationary pressures. Following strong performance by international equities in the first four months of the year, higher-than-expected U.S. inflation data caused a spike in volatility in May. Solid U.S. economic data and the likelihood of another U.S. interest rate hike dominated the equities markets for the rest of the second quarter. However, underlying corporate fundamentals remained strong, with continued upgrades to aggregate earnings. The third quarter saw equities strengthen from their second quarter lows. Initial fears in July over the broader geopolitical impact of the conflict between Israel and Lebanon, which were reflected in the price of oil reaching a record high, soon abated and markets strengthened as investors re-appraised U.S. inflation and interest rate risk following the Federal Reserve Board’s decision to leave interest rates unchanged. In Europe, merger and acquisition activity and high levels of corporate liquidity helped to boost consumer confidence in the region.

A notable exception to the strong performance of international equities was Japan. Its market was relatively weak during the period as equities sold off following a sustained period of strength in 2005 and on concerns of the slowdown in global growth. Investors were also concerned by the end to the zero interest rate policy by the Bank of Japan, which occurred in the third quarter of 2006.

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2006*

	% of	Line of
Holding	Net Assets	Business	Country

Prudential PLC	4.0%	Insurance	United Kingdom
E.ON AG	4.0	Electrical Utilities	Germany
Sumitomo Mitsui Financial Group, Inc.	4.0	Banks	Japan
Vinci SA	3.8	Construction & Engineering	France
Millea Holdings, Inc.	3.7	Insurance	Japan
Esprit Holdings Ltd.	3.3	Specialty Retail	Hong Kong
Svenska Cellulosa AB (SCA) Series B	3.1	Paper & Forest Products	Sweden
Fuji Electric Holdings Co. Ltd.	3.0	Electrical Equipment	Japan
Amvescap PLC	3.0	Diversified Financials	United Kingdom
Vodafone Group PLC	3.0	Wireless Telecommunication Services	United Kingdom

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Shareholder Letter (continued)

Performance Review

Over the one-year period that ended December 31, 2006, the Fund’s Institutional Shares generated a cumulative total return of 22.10%. This return compares to the 26.86% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (unhedged, with dividends reinvested), over the same time period. For the period from the inception of the Service Class on January 9, 2006 to December 31, 2006, the Fund’s Service Shares generated a cumulative total return of 15.74%. This return compares to the 20.84% cumulative total return of the Fund’s benchmark over the same time period.

During the 12-month reporting period, the Fund’s underperformance was driven primarily by weak stock selection, particularly within the Consumer Discretionary, Materials and Telecommunication Services sectors. This was partially offset by strong stock selection within the Healthcare and Energy sectors. Within the Consumer Discretionary sector, Techtronic Industries, as described below, was a leading detractor from relative performance. Within the Materials sector, our position in Taiheiyo Cement hurt performance as the market became concerned about a slower-than-expected cement price increase. In the Telecommunications Services, Fastweb, the second largest broadband services provider in Italy, hurt relative performance on the back of general weakness in the Italian market following the country’s elections. In addition, the company reported slightly weaker-than-expected second quarter results.

Techtronic Industries Co., Ltd. a manufacturer of outdoor power equipment and floor care appliances, detracted from the Fund’s performance over the period. During the first quarter of 2006, the company issued a profit warning following higher restructuring and financing charges and a sharp drop in fourth quarter sales when key customer Home Depot unilaterally changed its inventory holding period from 36 weeks to 18. This prompted earnings downgrades from sell-side analysts. The stock, as well as the Hang Seng Index, fell further amid continued concern that further measures to slow China’s economy may dent earnings growth. In the fourth quarter, weaker-than-expected U.S. housing sales in October, coupled with a weak set of results by Home Depot, continued to have a negative influence on the company’s share price. We continue to like the company as a result of its transformation from a pure original equipment manufacturer (OEM) to a manufacturer of world class branded power tools and home appliances. This occurred through timely acquisitions in recent years. The company has also been increasing market share through growth into different segments of the product market and is a beneficiary of the global outsourcing trend to Asia. We believe in the fundamentals of Techtronic Industries and in the execution ability of the management and continue to hold the stock.

Credit Saison Co. Ltd., Japan’s third largest credit card operator, also detracted from relative performance during the period. Its shares were weak as the government excluded most of the exemptions in the lending interest rate limits imbedded in the new financial law proposal for the unsecured lending sector. The maximum lending interest rate will be lowered in practical terms from the expected 20% to 18%, which means an additional downgrade to the company’s earnings forecast. The law has now been approved and all companies, including Credit Saison, will have three years to comply with the new limits. We take confidence in Credit Saison’s core card business, which continues to report healthy growth. Additionally, we believe that the bad news is now behind the company and that the impact on earnings has been fully taken into account by the market. We took the opportunity to add to the Fund’s position on the share price weakness.

Schering, the German global pharmaceutical company, was the leading contributor to performance during the period after receiving two takeover bids. First, German pharmaceutical company Merck made an offer of €77 per share, but the bid was rejected by Schering’s management. Drug and chemical giant Bayer then stepped in with a €16.3bn bid, equivalent to €86 per share. However, to win over Schering’s management, Bayer raised its bid to €17bn, securing the deal, acquiring 92.4% of shares and creating the world’s twelfth-largest pharmaceutical company. We subsequently sold out of our position as the shares reached our target price.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Serono, a leading biotech company, also contributed to performance during the period. Its shares rallied almost 20% after German drug-maker Merck KGaA made a surprise 16.6 billion Swiss franc bid for Serono. In an agreement with Serono’s founding Bertarelli family, Merck will take a 64.5% stake in the company. The deal is the latest in a string of acquisitions among mid-sized drug firms, which are struggling to compete against industry giants such as Pfizer and GlaxoSmithKline. We sold the holding based on the offer and exited the Fund’s position.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs International Equity Portfolio Management Team

January 12, 2007

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) International Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT International Equity Fund invests in equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Performance Summary

December 31, 2006 (Unaudited)

The following graph shows the value as of December 31, 2006, of a $10,000 investment made on January 12, 1998 (commencement of operations) in the Institutional Class Shares. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (“MSCI EAFE Index”) (unhedged with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. Performance of Service Class Shares will vary from Institutional Class Shares due to differences in fees. In addition to the investment adviser’s decisions regarding issuer/ industry/ country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

International Equity Fund’s Lifetime Performance

Performance of a $10,000 investment, Distributions Reinvested from January 12, 1998 to December 31, 2006.

	Since Inception		Five Years	One Year

Average Annual Total Return Through December 31, 2006

Institutional Class (commenced January 12, 1998)	7.18%		11.75%	22.10%

Service Class (commenced January 9, 2006)	15.74%	*	n/a	n/a

*	Total returns for periods of less than one year represents cumulative total return.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Schedule of Investments

December 31, 2006

Shares	Description	Value
Common Stocks – 99.7%

Australia – 2.4%
1,833,616	Alumina Ltd. (Metals & Mining)	$9,153,968

Belgium – 2.1%
120,187	UCB SA (Pharmaceuticals)	8,236,387

Brazil – 1.8%
205,006	Tim Participacoes SA ADR (Wireless Telecommunication Services)	7,097,308

France – 9.7%
87,951	Sanofi-Aventis (Pharmaceuticals)	8,109,173
98,291	Technip SA(a) (Energy Equipment & Services)	6,742,025
111,844	Total SA(a) (Oil & Gas)	8,048,031
115,774	Vinci SA (Construction & Engineering)	14,755,636

		37,654,865

Germany – 8.3%
534,250	Deutsche Telekom AG (Diversified Telecommunication Services)	9,710,035
114,649	E.ON AG (Electrical Utilities)	15,482,753
68,830	Merck KGaA (Pharmaceuticals)	7,126,086

		32,318,874

Hong Kong – 7.4%
1,147,500	Esprit Holdings Ltd. (Specialty Retail)	12,810,813
14,582,000	Industrial and Commercial Bank of China* (Banks)	9,092,308
5,102,000	Techtronic Industries Co. Ltd. (Machinery)	6,582,713

		28,485,834

Italy – 2.0%
878,007	UniCredito Italiano SpA (Banks)	7,675,323

Japan – 19.1%
229,800	Alpen Co. Ltd.(a) (Leisure Equipment & Products)	6,545,683
237,600	Credit Saison Co. Ltd. (Diversified Financials)	8,161,824
2,175,000	Fuji Electric Holdings Co. Ltd. (Electrical Equipment)	11,773,470
1,079,000	Hitachi Metals Ltd. (Metals & Mining)	11,444,868
401,700	Millea Holdings, Inc. (Insurance)	14,227,522
1,511	Sumitomo Mitsui Financial Group, Inc. (Banks)	15,470,415
145,300	Union Tool Co.(a) (Machinery)	6,530,220

		74,154,002

Mexico – 2.3%
76,800	Fomento Economico Mexicano SA de CV ADR (Beverages)	8,890,368

Netherlands – 5.5%
241,552	ING Groep NV (Diversified Financials)	10,673,785
247,748	TNT NV (Air Freight & Couriers)	10,650,214

		21,323,999

Norway – 2.1%
581,125	ProSafe ASA(a) (Energy Equipment & Services)	8,223,567

Russia – 2.0%
89,064	LUKOIL ADR London Shares (Oil & Gas)	7,728,404
875	LUKOIL ADR U.S. Shares (Oil & Gas)	77,446

		7,805,850

South Africa – 2.3%
2,822,500	FirstRand Ltd. (Banks)	8,905,739

South Korea – 4.5%
153,050	LG Chem Ltd. (Chemicals)	7,067,683
300	Samsung Electronics Co. Ltd. GDR London Shares(b) (Electronic Equipment & Instruments)	98,357
21,500	Samsung Electronics Co. Ltd. GDR Preferred Shares(b) (Electronic Equipment & Instruments)	5,444,875
14,760	Samsung Electronics Co. Ltd. GDR U.S. Shares(b) (Electronic Equipment & Instruments)	4,839,160

		17,450,075

Spain – 4.4%
304,101	Banco Bilbao Vizcaya Argentaria SA (Banks)	7,306,212
391,312	Indra Sistemas SA* (IT Consulting & Services)	9,588,394

		16,894,606

Sweden – 3.1%
233,243	Svenska Cellulosa AB (SCA) Series B (Paper & Forest Products)	12,153,903

Switzerland – 3.1%
120,903	Credit Suisse Group (Banks)	8,429,106
10,440	Nestle SA (Food Products)	3,703,142

		12,132,248

The accompanying notes are an integral part of these financial statements.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
December 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Taiwan – 1.9%
682,340	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductor Equipment & Products)	$7,457,974

United Kingdom – 15.7%
999,030	Amvescap PLC (Diversified Financials)	11,652,478
1,341,970	Bodycote International PLC (Machinery)	5,985,429
884,171	Catlin Group Ltd. (Insurance)	8,890,274
2,103,869	Old Mutual PLC (Insurance)	7,160,450
1,141,645	Prudential PLC (Insurance)	15,597,516
4,169,049	Vodafone Group PLC (Wireless Telecommunication Services)	11,513,636

		60,799,783

TOTAL COMMON STOCKS
(Cost $340,227,044)		$386,814,673

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 0.2%

State Street Bank & Trust Euro — Time Deposit
$773,000	4.850%	01/02/07	$773,000
(Cost $773,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $341,000,044)			$387,587,673

Shares	Description	Value
Securities Lending Collateral – 6.9%

26,842,309	Boston Global Investment Trust – Enhanced Portfolio	$26,842,309
(Cost $26,842,309)

TOTAL INVESTMENTS — 106.8%
(Cost $367,842,353)		$414,429,982

LIABILITIES IN EXCESS OF OTHER ASSETS — (6.8)%		(26,383,659)

NET ASSETS — 100.0%		$388,046,323

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $10,382,392, which represents approximately 2.7% of net assets as of December 31, 2006.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depository Receipt

As a % of
Net Assets
Investments Industry Classifications†

Air Freight & Couriers	2.7%
Banks	14.7
Beverages	2.3
Chemicals	1.8
Construction & Engineering	3.8
Diversified Financials	7.9
Diversified Telecommunication Services	2.5
Electrical Equipment	3.0
Electrical Utilities	4.0
Electronic Equipment & Instruments	2.6
Energy Equipment & Services	3.9
Food Products	1.0
Insurance	11.8
IT Consulting & Services	2.5
Leisure Equipment & Products	1.7
Machinery	4.9
Metals & Mining	5.3
Oil & Gas	4.1
Paper & Forest Products	3.1
Pharmaceuticals	6.0
Semiconductor Equipment & Products	2.0
Short-term Investments*	7.1
Specialty Retail	3.3
Wireless Telecommunication Services	4.8

TOTAL	106.8%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

*	Short-term investments include securities lending collateral.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

December 31, 2006

Assets:

Investment in securities, at value (identified cost $341,000,044) — including $25,717,484 of securities on loan	$387,587,673
Securities lending collateral, at value (identified cost $26,842,309)	26,842,309
Cash	31,040
Foreign currencies, at value (identified cost $305,624)	307,237
Receivables:
Dividends and interest, at value	933,801
Fund shares sold	68,002
Securities lending income	35,725

Total assets	415,805,787

Liabilities:

Payables:
Payable upon return of securities loaned	26,842,309
Fund shares repurchased	380,965
Amounts owed to affiliates	348,104
Accrued expenses	188,086

Total liabilities	27,759,464

Net Assets:

Paid-in capital	367,502,691
Accumulated undistributed net investment income	577,204
Accumulated net realized loss on investment and foreign currency related transactions	(26,629,685)
Net unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	46,596,113

NET ASSETS	$388,046,323

Net Assets:
Institutional	127,795,609
Service	260,250,714

Shares Outstanding:
Institutional	8,821,852
Service	17,965,524

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	26,787,376

Net asset value, offering and redemption price per share:
Institutional	$14.49
Service	14.49

The accompanying notes are an integral part of these financial statements.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statement of Operations

For the Year Ended December 31, 2006

Investment income:

Dividends(a)	$10,166,091
Interest (including securities lending income of $375,350)	485,156

Total income	10,651,247

Expenses:

Management fees	3,767,244
Distribution and Service fees	644,653
Custody and accounting fees	270,281
Transfer agent fees(b)	150,690
Printing fees	110,733
Professional fees	56,817
Trustee fees	15,083
Registration fees	1,269
Other	3,004

Total expenses	5,019,774

Less — expense reductions	(632,374)

Net expenses	4,387,400

NET INVESTMENT INCOME	6,263,847

Realized and unrealized gain (loss) on investment and foreign currency transactions:

Net realized gain from:
Investment transactions	102,768,623
Foreign currency related transactions	8,569
Net change in unrealized gain (loss) on:
Investments	(49,062,267)
Translation of assets and liabilities denominated in foreign currencies	9,670

Net realized and unrealized gain on investment and foreign currency transactions	53,724,595

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,988,442

(a)	Foreign taxes withheld on dividends were $884,109.
(b)	Institutional and Service Class had Transfer Agent fees of $47,355 and $103,335, respectively.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2006	December 31, 2005
From operations:

Net investment income	$6,263,847	$837,993
Net realized gain on investment, futures and foreign currency related transactions	102,777,192	10,843,633
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(49,052,597)	1,862,289

Net increase in net assets resulting from operations	59,988,442	13,543,915

Distributions to shareholders:

From net investment income
Institutional	(1,941,306)	(326,535)
Service*	(3,906,762)	—

Total distributions to shareholders	(5,848,068)	(326,535)

From capital transactions:

Proceeds from sales of shares	9,861,496	7,590,092
Proceeds received in connection with merger	301,195,995	—
Reinvestment of dividends and distributions	5,848,063	326,450
Cost of shares repurchased	(93,816,913)	(20,358,779)

Net increase (decrease) in net assets resulting from share transactions	223,088,641	(12,441,231)

Payment from previous investment manager of merged fund	1,418,133	—

Net increase (decrease) in net assets resulting from capital transactions	224,506,774	(12,442,237)

TOTAL INCREASE	278,647,148	775,143

Net assets:

Beginning of year	109,399,175	108,624,032

End of year	$388,046,323	$109,399,175

Accumulated undistributed net investment income	$577,204	$—

*	Service Share Class commenced on January 9, 2006.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from										Ratios assuming no
		investment operations										expense reductions

			Net		Distributions						Ratio of	Ratio of
	Net asset		realized		to shareholders	Net asset			Net assets,	Ratio of	net investment	total	Ratio of
	value,	Net	and	Total from	from net	value,			end of	net expenses	income to	expenses	net investment	Portfolio
Year - Share	beginning	investment	unrealized	investment	investment	end of	Total		year	to average	average	to average	income (loss) to	turnover
Class	of period	income(b)	gain (loss)	operations	income	year	return(c)		(in 000s)	net assets	net assets	net assets	average net assets	rate

FOR THE YEARS ENDED DECEMBER 31,

2006 - Institutional	$12.05	$0.22	$2.44 (e)	$2.66	$(0.22)	$14.49	22.10	% (f)	$127,795	1.15%	1.64%	1.16%	1.63%	76%
2006 - Service(a)	12.71	0.22	1.78 (e)	2.00	(0.22)	14.49	15.74(f	)	260,251	1.17 (d)	1.68 (d)	1.41 (d)	1.44 (d)	76

2005 - Institutional	10.62	0.09	1.38	1.47	(0.04)	12.05	13.70		109,399	1.20	0.81	1.36	0.66	56
2004 - Institutional	9.48	0.07	1.18	1.25	(0.11)	10.62	13.48		108,624	1.20	0.75	1.35	0.60	63
2003 - Institutional	7.25	0.04	2.53	2.57	(0.34)	9.48	35.49		106,792	1.37	0.49	2.60	(0.74)	49
2002 - Institutional	8.99	0.03	(1.68)	(1.65)	(0.09)	7.25	(18.34)		13,214	1.46	0.32	2.96	(1.18)	86

(a)	Service Share Class commenced on January 9, 2006.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Total returns for periods less than a full year are not annualized.
(d)	Annualized.
(e)	Reflects an increase of $0.05 due to payments by previous investment manager of a merged fund to compensate for possible adverse affects of the trading activity by certain contract holders of the acquired fund prior to January 9, 2006.

(f)	Performance has not been restated to reflect the impact of payments by previous investment manager of a merged fund recorded during the period related to (e) above. If reinstated, the performance would have been 21.69% and 15.26% for Institutional and Service Shares, respectively.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Notes to Financial Statements

December 31, 2006

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs International Equity Fund (the “Fund” or “International Equity Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
     On January 9, 2006, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) previously approved by the Trust’s Board of Trustees, substantially all of the assets, subject to liabilities, of the Select International Equity Fund of the Allmerica Investment Trust (the “Allmerica Fund”), were transferred to the International Equity Fund in exchange for the International Equity Fund’s Service shares. Holders of shares of the Allmerica Fund received Service shares of the International Equity Fund in an amount equal to the aggregate net asset value of their investment in the Allmerica Fund as of the close of business on January 6, 2006. On the date of the exchange, the International Equity Fund began to offer Service shares. The exchange was a tax-free event to shareholders.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates.

     Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

11

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
     Net investment income (other than class-specific expenses) and unrealized and realized gain or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
     In addition, it is the Fund’s policy to accrue for estimated capital gains taxes on foreign securities held by the Fund which are subject to such taxes.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to their Distribution and Service Plan.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or as a tax return of capital.

E. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses from the sale of investments (applicable to fixed income securities); (iii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iv) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
F. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

G. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under this Agreement, GSAMI manages the Fund subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
     GSAMI has entered into a fee reduction commitment for the Fund which was implemented on a voluntary basis prior to April 28, 2006 and on a contractual basis as of April 28, 2006 to achieve the rates listed below:

Average Daily Net Assets	Annual Rate

First $1 Billion	1.00%

Next $1 Billion	0.90%

Over $2 Billion	0.86%

     In connection with the reorganization of the Allmerica Equity Fund into the Fund, GSAMI has contractually agreed to reimburse the Fund as necessary to limit the total annual operating expenses of the Services Shares of the Fund to 1.22% until June 2007.

     GSAMI has contractually agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification cost, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.164% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2006, GSAMI made no reimbursements to the Fund.

13

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

3. AGREEMENTS (continued)
     In addition, the Fund has entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2006, custody and transfer agent fees were reduced by approximately $23,700 and $15,700, respectively.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.04% of the average daily net assets of the Institutional and Service shares.
     The Trust has adopted, on behalf of Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has voluntarily agreed to waive Distribution and Service fees for Service Shares so as not to exceed 0.02% of the Fund’s average daily net assets attributable to Service Shares. These waivers may be modified or terminated at any time at the option of Goldman Sachs. For year ended December 31, 2006, Goldman Sachs waived approximately $593,000 in Distribution and Service fees for the Fund.
     At December 31, 2006, the amounts owed to affiliates were approximately $330,500, $4,400 and $13,200 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long term securities for the year ended December 31, 2006, were $455,268,276 and $275,092,599, respectively. For the year ended December 31, 2006, Goldman Sachs earned approximately $12,400 of brokerage commissions from portfolio transactions executed on behalf of the Fund.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2006, is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $129,702, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended December 31, 2006, BGA earned approximately $61,000 in fees as securities lending agent. At December 31, 2006, the Fund loaned securities having a market value of $25,717,484 collateralized by cash in the amount of $26,842,309. The amount payable to Goldman Sachs upon return of securities loaned as of December 31, 2006 was $3,950,000.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

6. LINE OF CREDIT FACILITY

The Fund participates in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAMI. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the year ended December 31, 2006, the Fund did not have any borrowings under this facility.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

	For the year ended December 31,

	2006	2005

Distributions paid from:
Ordinary income	$5,848,068	$326,535

Total taxable distributions	$5,848,068	$326,535

     As of December 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$577,204
Capital loss carryforward:(1)(2)
Expiring 2007	(2,072,911)
Expiring 2008	(2,072,911)
Expiring 2009	(11,410,092)
Expiring 2010	(10,254,170)
Expiring 2011	(609,034)

Total capital loss carryforward	$(26,419,118)

Unrealized gains — net	46,385,546

Total accumulated earnings — net	$20,543,632

(1)	Expiration occurs on December 31 of the year indicated. Utilization of these losses may be limited under the Internal Revenue Code.
(2)	During the year ended December 31, 2006, the Fund utilized $98,762,962 of capital loss carryforwards.

15

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

7. TAX INFORMATION (continued)
     At December 31, 2006, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$368,052,920

Gross unrealized gain	57,620,050
Gross unrealized loss	(11,242,988)

Net unrealized security gain	$46,377,062

Net unrealized gain on other investments	8,484

Net unrealized gain	$46,385,546

     The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

     In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $161,425 and $85,526,013, respectively from accumulated net realized loss on investments to accumulated undistributed net investment income and paid-in capital. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from available capital loss carry forwards and previously deferred wash sales acquired in the reorganization with the Allmerica Fund.

8. OTHER MATTERS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds (including this Fund) and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”) Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The Fund, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, the plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Fund is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

8. OTHER MATTERS (continued)
Mergers and Reorganizations — At a meeting held on July 12, 2005, the Board of Trustees of the Trust approved the Reorganization Agreement providing for the tax-free acquisition of the Allmerica Fund by the International Equity Fund. Following the approval of the Board of Trustees and shareholders of the Allmerica Fund, the acquisition was completed on January 9, 2006, as of the close of business on January 6, 2006.
     Pursuant to the Agreement, the assets and liabilities of the Allmerica Fund Service Class were transferred into the International Equity Fund Service Class in a tax-free exchange as follows:

			Acquired Fund’s
	Exchanged Shares	Value of	Shares Outstanding
Survivor/Acquired Fund	of Survivor Issued	Exchanged Shares	as of January 6, 2006

International Equity Fund Service Class/Allmerica Fund Service Class	23,697,561	$301,195,995	208,893,793

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s			Survivor Fund’s
	Aggregate	Aggregate			Aggregate
	Net Assets	Net Assets	Acquired Fund’s	Acquired Fund’s	Net Assets
	Before	Before	Unrealized	Capital Loss	immediately
Survivor/Acquired Fund	acquisition	acquisition	Appreciation	Carryforward	after acquisition

International Equity Service Class/Allmerica Fund Service Class	$115,286,200	$301,195,995	$74,115,402	$(86,962,722)	$416,482,195

     During the year ended December 31, 2006, Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company (affiliates of the acquired fund) made voluntary contributions in the amounts of $437,534 and $980,599, respectively, to compensate for possible adverse effects of trading activity by certain contract holders on the acquired fund prior to the merger on January 9, 2006.

New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of this ruling such that it must be incorporated no later than the last day on which a NAV is calculated preceding the Fund’s 2007 semi-annual report. At this time, the investment adviser is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

17

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

8. OTHER MATTERS (continued)
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements, however, additional disclosures will be required.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended		For the Year Ended
	December 31, 2006		December 31, 2005

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	638,762	$8,349,938	693,983	$7,590,092
Reinvestment of dividends and distributions	134,439	1,941,303	27,664	326,450
Shares repurchased	(1,028,308)	(13,597,512)	(1,868,842)	(20,358,779)

	(255,107)	(3,306,271)	(1,147,195)	(12,442,237)

Service Shares*
Shares sold	118,203	1,511,558	—	—
Shares issued in connection with merger	23,697,561	301,195,995	—	—
Reinvestment of dividend and distributions	270,551	3,906,760	—	—
Shares repurchased	(6,120,791)	(80,219,401)	—	—

	17,965,524	226,394,912

NET INCREASE (DECREASE)	17,710,417	$223,088,641	(1,147,195)	$(12,442,237)

*	Service Share Class commenced on January 9, 2006.

19

Report of Independent Registered Public Accounting Firm

To the Shareholders of Goldman Sachs International Equity Fund and Board of Trustees
Goldman Sachs Variable Insurance Trust

We have audited the accompanying statement of assets and liabilities of Goldman Sachs International Equity Fund (one of the funds comprising the Goldman Sachs Variable Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs International Equity Fund at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2007

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

International Equity Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2006

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

Actual Expenses — The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class of table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 months
	Account Value	Account Value	ended
Share Class	7/1/06	12/31/06	12/31/06*

Institutional
Actual	$1,000	$1,156.70	$6.33
Hypothetical 5% return	1,000	1,019.34 +	5.93

Service
Actual	$1,000	$1,156.50	$6.45
Hypothetical 5% return	1,000	1,019.23 +	6.04

*	Expenses are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for such period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 1.16% and 1.18% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

21

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998- 2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Director, Emerging Markets Group, Ltd (2004-2006); Director, Elderhostel, Inc. (2006-present). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Patrick T. Harker Age: 48	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (58 Portfolios).

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2006, the Trust consisted of 65 portfolios and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios, including the Fund described in this Annual Report.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

23

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President	Since 2002	Managing Director, Goldman Sachs (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (August 2001-December 2007).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College.

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 44	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President Goldman Sachs (1999-2006); Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the 2006 tax year, the International Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. From distributions paid during the year ended December 31, 2006, the total amount of income received by the International Equity Fund from sources within foreign countries and possessions of the United States was $0.1755 per share, all of which is attributable to qualified passive income. The total amount of foreign taxes paid by the Fund was $0.0133 per share. The country-by-country components of these totals, reflected as a percentage of total distributions and foreign taxes paid, are provided below.

	Source of	Source of
Country	Income	Foreign Taxes

Australia	2.25%	0.00%

Austria	0.51%	2.26%

Bermuda	3.30%	0.00%

France	0.47%	3.01%

Germany	0.58%	2.26%

Hong Kong	1.17%	0.00%

Ireland	0.19%	0.00%

Japan	7.38%	15.79%

Korea	2.57%	4.51%

Netherlands	1.01%	4.51%

Norway	3.42%	15.79%

Russia	1.90%	10.53%

Spain	2.80%	12.78%

Sweden	0.19%	0.75%

Switzerland	4.59%	21.04%

Taiwan	0.62%	6.77%

United Kingdom	35.25%	0.00%

United States	31.80%	0.00%

TOTAL	100.00%	100.00%

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. Fitzpatrick, Vice President
Patrick T. Harker	James A. McNamara, Vice President
Mary Patterson McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Peter V. Bonanno, Secretary
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: International Equity Fund.

Copyright 2007 Goldman, Sachs & Co. All rights reserved.

VITINTLAR/07-315

Goldman
Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Growth Opportunities Fund
Equity Index Fund
Core Fixed Income Fund
Government Income Fund
Money Market Fund

Annual Report
December 31, 2006

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Growth Opportunities Fund from its inception on January 9, 2006* through December 31, 2006.

Market Review

After a sluggish start in 2006, the U.S. stock market rallied sharply from mid-July through December. For the year as a whole, the S&P 500 Index returned 15.79%, its best performance since 2003. All 10 sectors in the Index rose during the year, led by Telecommunication Services and Energy. In contrast, the Fund’s Healthcare and Information Technology stocks lagged the S&P 500 Index. The stock market rose due to a pause in Federal Reserve Board rate hikes, moderating oil prices, continued strong corporate profits, and a robust merger and acquisition (“M&A”) environment.

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2006**

	% of
Company	Net Assets	Business

Fortune Brands, Inc.	2.6%	Beverages
Harman International Industries, Inc.	2.6	Audio & Visual Equipment
Cameron International Corp.	2.6	Oil Well Services & Equipment
Smith International, Inc.	2.4	Oil Well Services & Equipment
W.W. Grainger, Inc.	2.4	Producer Goods
St. Jude Medical, Inc.	2.4	Medical Products
Williams-Sonoma, Inc.	2.4	Retailing
CheckFree Corp.	2.3	Computer Services
Amphenol Corp.	2.3	Other Technology
Alliant Techsystems, Inc.	2.3	Aerospace & Defense

* The Goldman Sachs Variable Insurance Trust Growth Opportunities Fund first began operations as the Allmerica Select Capital Appreciation Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance of the Predecessor AIT Fund prior to the reorganization is not provided in this letter because as part of the reorganization the Predecessor AIT Fund changed its investment adviser to Goldman Sachs Asset Management, L.P. In addition, the Goldman Sachs Fund that the Predecessor AIT Fund reorganized into had investment objectives and policies which were not identical to the Predecessor AIT Fund. However, due to the fact that the Predecessor AIT Fund was considered the accounting survivor of the reorganization, total return information relating to the Predecessor AIT Fund, prior to January 9, 2006, is provided in the Financial Highlights table, which is part of this report.

** Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shareholder Letter (continued)

Performance Review

For the period from the Fund’s inception on January 9, 2006 to December 31, 2006, the Fund’s Service Shares generated a cumulative total return of 2.41%. This return compares to the 6.95% cumulative total return of the Fund’s benchmark, the Russell Midcap Growth Index (with dividends reinvested), over the same time period.

While the Fund generated a positive return during the reporting period, it lagged its benchmark. The Fund’s performance was impacted by several Consumer Discretionary holdings that detracted from relative results. In addition, given that the Fund invests in high quality, sustainable growth companies, it faced an unfavorable environment as low quality, cyclical stocks led the market in 2006.

Within the Consumer Discretionary sector, Chico’s FAS, Inc., Williams-Sonoma, Inc. and Urban Outfitters ended the period down. Williams-Sonoma’s first-quarter earnings fell compared to a year ago, on charges related to the consolidation of its Hold Everything storage-goods stores and stock option expenses. Additional weakness came in the fourth quarter after the company reported a drop in profits and a lower forecast. The weakness was mainly due to disappointing performance of its Pottery Barn unit, whose sales recently have been anemic. Pottery Barn has been discounting merchandise and reorganizing its stores to draw down inventories. Shares of Chico’s sold off when the company reported weaker-than-expected results and lowered earnings guidance in the quarter. Despite this disappointment, we believe that Chico’s has strong growth potential and is making wise strategic moves to enhance its long-term growth prospects. In addition to its solid core Chico’s brand, the company is currently investing in its chain stores called White House/Black Market and Soma, to address new markets and augment growth. Urban Outfitters detracted from returns as it was down in the first half of the year due to some disappointing results. However, the stock rebounded in the fourth quarter after it posted better-than-expected quarterly earnings and issued an upbeat forecast.

Several of the Fund’s Technology holdings, including CNET Networks, Inc., Cogent, Inc. and Jabil Circuit, Inc. detracted from performance. Shares of CNET Networks fell after the company reported a soft revenue number and weak guidance. Despite the disappointing results, we believe CNET is well positioned to benefit from the growing opportunity in internet advertising. The company continues to expand its audience and customer base, grow its core brands and add new ones. Shares of Cogent, a provider of automated fingerprint identification systems, were weak during the period. Cogent’s outlook for 2006 fell short of expectations as a number of potential contracts were pushed back. Jabil Circuit’s shares fell after the electronic product manufacturing services company posted disappointing revenue results and said it expected a fourth quarter decline in sales.

During the period, XM Satellite Radio Holdings, Inc. was down significantly, despite a revenue increase of over 100%, driven by strong subscriber growth during the first quarter. Shares fell after management made some missteps, causing them to lower their outlook for 2006. XM has also been the subject of a Federal Communications Commission (“FCC”) and Federal Trade Commission (“FTC”) investigation. We remain confident in the company’s long-term growth potential and believe XM is positioned for strong growth. Specifically, we are encouraged that Toyota and Honda have agreed to preinstall XM Satellite Radios in their vehicles beginning in 2007.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

On the positive side, in the Consumer Discretionary sector, Coach, Inc. was a top contributor to performance. Coach, the largest U.S. luxury leather-goods maker, was up after it reported strong fiscal first-quarter profits, above analysts’ expectations and the company’s own guidance.

Net sales rose as Coach experienced “rapid growth” in the premium handbag market. The company also raised its guidance for fiscal 2007. Coach’s commitment to service customers across retail, wholesale and factory outlet channels has helped drive business opportunities, particularly as accessories continue to be a market share gaining segment in retail.

In Producer Goods & Services, Alliance Data Systems and ARAMARK had strong returns. Alliance, a provider of transaction, credit and marketing services, was up over 80% during the period. The company announced that first-quarter earnings rose 52% from a year ago and growth was balanced across all three of its business segments. The record performance was driven by continued strength of the marketing services segment as well as significant new client signings. ARAMARK, a contract catering business, was also a top contributor to performance. The company’s chief executive officer announced his bid to buy out the company. Some analysts believed the move was due to the fact that he thought the company was undervalued by the stock market. We sold both positions during the period to capture profits.

The Fund also benefited from strong returns of many of its Healthcare companies, including C.R. Bard, Inc., Thermo Fisher Scientific, Inc. and Celgene Corp. Shares of C.R. Bard rose after the medical device maker’s earnings exceeded expectations as its cancer products and vascular division performed better than expected. Thermo Fisher Scientific, a distributor of scientific equipment and instruments, said its fourth-quarter income more than doubled, driven by strong revenue growth across its business segments. Celgene, a multinational biopharmaceutical company, was up after the company reported strong fiscal third quarter earnings that surpassed consensus estimates. Positive results were driven by an increase in royalty revenue as well as total revenue (up 89%) compared to the prior year. A rise in net sales of Celgene’s lead product, REVLIMID, also bolstered performance. Celgene is a recent addition to the portfolio and meets our criteria for a high quality growth business as it has what we believe to be the best in class oral therapy for blood disease. We believe that the company has a competitive advantage as REVLIMID has the best overall profile to treat multiple myeloma, a form of cancer. We believe Celgene is well-positioned for future growth as it has a broad portfolio of novel drug candidates in its pipeline.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Growth Equity Management Team

January 12, 2007

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Growth Opportunities Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shareholder Letter (continued)

information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Growth Opportunities Fund invests in U.S. equity investments with a primary focus on mid-cap companies. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may invest in foreign securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may participate in the Initial Public Offering (“IPO”) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Equity Index Fund from its inception on January 9, 2006* through December 31, 2006.

Market Review

With enthusiasm for stocks resilient through December, the Dow Jones Industrial Average achieved a string of record highs, ending 2006 just below 12,500. The S&P 500 returned 15.79% for the year 2006. Tracking the S&P 500 closely, the Russell 1000 Index returned 15.46% for the entire year.

Smaller stocks raced forward at the start of 2006, but their road turned rougher after uncertainty about Federal Reserve Board (the “Fed”) policy sparked a decline in May. Nevertheless, broad market strength helped the Russell 2000 Index to finish 2006 at a record high, returning 18.37% for the entire year. Still, budding relative strength in larger company stocks took a visible toll on the S&P 400 Index of mid-cap stocks and the small-cap S&P 600, both of which underperformed the S&P 500 for all of 2006. The S&P 400 ended the year with a barely double-digit return of 10.32%, while the S&P 600 returned 15.12% for the full year.

Signs of a recovery in large-cap themes did little for the relative performance of growth-oriented stocks, as fresh strength in financial issues boosted the value benchmarks. Banks and brokers, shaking off the challenges of an inverted yield curve, continued to benefit from fee-driven businesses. Although growth themes showed some flashes of brilliance in the second half of 2006, they still had a relatively difficult year. The Russell 1000 Growth Index returned 9.07% for the whole of 2006 while the Russell 1000 Value Index returned 22.25% over the same period.

Investment Objective

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2006**

	% of
Company	Net Assets	Business

Exxon Mobil Corp.	3.4%	Oil & Gas
General Electric Co.	3.0	Industrial Conglomerates
Citigroup, Inc.	2.1	Diversified Financials
Microsoft Corp.	2.0	Software
Bank of America Corp.	1.8	Banks
Procter & Gamble Co.	1.6	Household Products
Johnson & Johnson	1.5	Pharmaceuticals
Pfizer, Inc.	1.4	Pharmaceuticals
American International Group, Inc.	1.4	Insurance
Altria Group, Inc.	1.4	Tobacco

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

* The Goldman Sachs Variable Insurance Trust Equity Index Fund first began operations as the Allmerica Equity Index Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance of the Predecessor AIT Fund prior to the reorganization is not provided in this letter because as part of the reorganization the Predecessor AIT Fund changed its investment adviser to Goldman Sachs Asset Management, L.P. In addition, the Goldman Sachs Fund that the Predecessor AIT Fund reorganized into had investment objectives and policies which were not identical to the Predecessor AIT Fund. However, due to the fact that the Predecessor AIT Fund was considered the accounting survivor of the reorganization, total return information relating to the Predecessor AIT Fund, prior to January 9, 2006, is provided in the Financial Highlights table, which is part of this report.

** Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Performance Review

For the period from the Fund’s inception on January 9, 2006 to December 31, 2006, the Fund’s Service Shares generated a cumulative total return of 12.14%. This return compares to the 12.40% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), over the same time period. As these returns indicate, the Fund’s performance was largely in line with that of its benchmark during the reporting period.

The strong positive trends for equities in 2006 led to gains across all sectors, but there were clear leaders and laggards. The Telecommunications Services group provided the highest returns for the full year, with a 36.82% return. Solid dividends, stable cash flow and the prospective consolidation of BellSouth into AT&T helped the Telecommunications Services sector recover from several years of sluggish performance. Energy was the second best performer in 2006, returning 24.21% on the year. Even though oil prices stabilized in the second half, their average level through the year was easily high enough to bring outstanding profits to energy firms.

For all of 2006, the Materials sector outperformed the S&P 500 Index, returning 18.62%. Consumer Discretionary, which returned 10.27% for the fourth quarter, returned 17.23% for the full year. Despite difficult times in housing and retailing, resurgence of shares in many mainstream media concerns gave the Consumer Discretionary sector a solid boost during 2006.

The weakest sectors in 2006, ironically enough, were two traditional growth areas: Healthcare and Information Technology. With full-year gains of 7.53% and 8.33%, respectively, they were the only S&P 500 sectors to languish in single digits. Although there were numerous companies in these sectors that did demonstrate impressive growth in profits and prospects, others confronted challenging competition, and some ran afoul of compensation scandals. A lingering legacy of ample past successes, many stock option incentive schemes proved at best embarrassing and at worst dishonest. Healthcare services firms and semiconductor companies were among the more vulnerable.

The largest contributor to the return of the S&P 500 Index in 2006 was Exxon Mobil Corp., also the largest holding in the benchmark. It returned 39.07% for the year. Cisco Systems, Inc., also in the top ten holdings, was the second largest contributor with a 2006 gain of 59.64%. The third largest contributor was AT&T, Inc., which ended 2006 returning 53.16%. The largest detractors to the Index’s return were three firms intimately connected to the

Shareholder Letter (continued)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

internet and technology world. Intel Corp. detracted the most, losing 17.18% for the year. Yahoo!, Inc. and eBay, Inc. followed by dropping 34.81% and 30.43%, respectively.

The security providing the highest returns in the S&P 500 for the year 2006 was Allegheny Technologies, Inc. which recorded an outstanding 152.95% return. That remarkable performance only proved to shadow the other two securities that posted triple-digit returns for the entire year. Terex Corp. added to the benchmark in December, returned an impressive 117.44% gain for the year while Nvidia Corp. advanced 102.46%. Whole Foods Market, Inc. was the worst performer for the year in the S&P 500 Index, returning -37.20%. Whole Foods slide was closely followed by Apollo Group, Inc. and ADC Telecommunications, Inc. both of which experienced a difficult 2006. Apollo Group returned -35.54% for the year while ADC returned -34.90%.

We thank you for your investment and look forward to serving your investment needs in the future.

January 17, 2007

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Equity Index Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Equity Index Fund invests in a broadly diversified portfolio of large-cap U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund’s performance may vary substantially from the performance of the benchmark it tracks (S&P 500 Index) as a result of share purchases and redemptions, transaction costs, expenses and other factors. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

SECTOR ALLOCATION†

Percentage of Net Assets

† The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Core Fixed Income Fund from its inception on January 9, 2006* through December 31, 2006.

Market Review

A number of continuing themes characterized the 12-month period that ended December 31, 2006. While the prevailing theme over the course of 2006 was an overall gradual moderation in economic growth, particularly within housing, economic data continued to be mixed. Despite weakness in the housing sector and declining energy prices, strength in employment data and robust corporate earnings led to uncertainty in the bond market. Continued resilience in certain areas of the economy pointed to the potential of a soft landing in 2007. In such an environment, the economy would weaken but not fall into a recession. The Federal Reserve Board (the “Fed”) continued to raise interest rates in the first half of the year in four more 25 basis point moves, bringing the targeted federal funds rate to 5.25%. The Fed paused in August, however, citing the need to balance the obvious weakening of the housing sector with the persistence of inflationary pressures. A cautious Fed cited continued inflationary concerns moving into 2007. Following the hike in rates, yields rose across the Treasury curve and prices declined. However, short-term yields rose more dramatically than did long-term yields, leading to a further flattening of the yield curve. Overall, the 10-year Treasury yield rose 31 basis points over the period, closing at 4.70%. Investment grade spread sectors continued to post strong performance relative to Treasuries over the reporting period, with the corporate and mortgage sectors generating the best results.

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.

* The Goldman Sachs Variable Insurance Trust Core Fixed Income Fund first began operations as the Allmerica Select Investment Grade Income Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance of the Predecessor AIT Fund prior to the reorganization is not provided in this letter because as part of the reorganization the Predecessor AIT Fund changed its investment adviser to Goldman Sachs Asset Management, L.P. In addition, the Goldman Sachs Fund that the Predecessor AIT Fund reorganized into had investment objectives and policies which were not identical to the Predecessor AIT Fund. However, due to the fact that the Predecessor AIT Fund was considered the accounting survivor of the reorganization, total return information relating to the Predecessor AIT Fund, prior to January 9, 2006, is provided in the Financial Highlights table, which is part of this report.

Investment Strategies

In seeking to meet the Fund’s investment objective the Fund invests, under normal circumstances, at least 80% of its net assets in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities, asset-backed securities, and investment grade emerging market debt securities. In addition, to the extent the Fund finds them effective instruments to manage the overall duration of the portfolio and not for speculative purposes, the Fund may employ the use of derivatives, including futures, swaps, and Eurodollar futures contracts.

We believe that using derivatives, including both futures and swaps, in the portfolio has been an effective portfolio management tool. Futures have been efficiently employed to hedge duration (interest rate sensitivity) drift that may occur due to the passage of time, changing interest rates or changing mortgage durations. In addition, futures allowed us to optimize security selection by giving us the flexibility to select the most attractive securities for the portfolio, regardless of the securities’ maturity/duration. Finally, futures and swaps were key in implementing certain interest rate and spread views.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Performance Review

For the period from the Fund’s inception on January 9, 2006 to December 31, 2006, the Fund’s Service Shares generated a cumulative total return of 4.03%. This return compares to the 4.00% cumulative total return of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index (with dividends reinvested), over the same time period.

The Fund outperformed its benchmark over the reporting period. Among the key drivers of returns were our short duration and term structure strategies as interest rates rose over the period. The Fund’s currency strategy, particularly a short euro trade and Swiss franc exposure, had a positive impact on returns. Our selection of investment grade financial securities modestly detracted from returns. Within governments, our selection of Treasury Inflation Protected Securities (“TIPS”) slightly detracted from results as inflation data came in lower than expected. Within mortgages, our preference for securities that have less exposure to volatility and housing turnover, such as super-senior adjustable rate mortgages, positively impacted performance.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Fixed Income Management Team

January 12, 2007

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Core Fixed Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Core Fixed Income Fund’s investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. Foreign and emerging

Shareholder Letter (continued)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

markets investments may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes including cross hedging or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations.

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements. “Quasi-governments” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Government Income Fund from its inception on January 9, 2006* through December 31, 2006.

Market Review

A number of continuing themes characterized the 12-month period that ended December 31, 2006. While the prevailing theme over the course of 2006 was an overall gradual moderation in economic growth, particularly within housing, economic data continued to be mixed. Despite weakness in the housing sector and declining energy prices, strength in employment data and robust corporate earnings led to uncertainty in the bond market. Continued resilience in certain areas of the economy pointed to the potential of a soft landing in 2007. The Federal Reserve Board (the “Fed”) continued to raise interest rates in the first half of the year in four more 25 basis point moves, bringing the targeted federal funds rate to 5.25%. However, the Fed paused in August, citing the need to balance the obvious weakening of the housing sector with the persistence of inflationary pressures. A cautious Fed cited continued inflationary concerns moving into 2007. Following the hike in rates, yields sold off across the Treasury curve. However, short-term yields rose more dramatically than did long-term yields, leading to a further flattening of the yield curve. Overall, the 10-year Treasury yield rose 31 basis points over the period, closing at 4.70%. Investment grade spread sectors, such as mortgages and corporates continued to post strong performance relative to Treasuries over the reporting period, with the corporate and mortgage sectors generating excess returns relative to Treasuries.

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

* The Goldman Sachs Variable Insurance Trust Government Income Fund first began operations as the Allmerica Government Bond Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance of the Predecessor AIT Fund prior to the reorganization is not provided in this letter because as part of the reorganization the Predecessor AIT Fund changed its investment adviser to Goldman Sachs Asset Management, L.P. In addition, the Goldman Sachs Fund that the Predecessor AIT Fund reorganized into had investment objectives and policies which were not identical to the Predecessor AIT Fund. However, due to the fact that the Predecessor AIT Fund was considered the accounting survivor of the reorganization, total return information relating to the Predecessor AIT Fund, prior to January 9, 2006, is provided in the Financial Highlights table, which is part of this report.

Investment Strategies

The Fund seeks to meet its objective by investing, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, and in repurchase agreements collateralized by such securities. The Fund uses derivatives, including, but not limited to, Treasury futures, Eurodollar futures and swaps, primarily, as a tool to manage interest rate exposure, volatility, term structure, convexity (the rate of change in the portfolio’s duration as yields change), and sector exposure. The Fund may also use derivatives to express our interest rate outlook.

We believe that using derivatives, including both futures and swaps, in the portfolio has been an effective portfolio management tool. Futures have been efficiently employed to hedge duration (interest rate sensitivity) drift that may occur due to the passage of time, changing

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Shareholder Letter (continued)

interest rates or changing mortgage durations. In addition, futures allowed us to optimize security selection by giving us the flexibility to select the most attractive securities for the portfolio, regardless of the securities’ maturity/duration. Finally, futures and swaps were key in implementing certain interest rate and spread views.

Performance Review

For the period from the Fund’s inception on January 9, 2006 to December 31, 2006, the Fund’s Service Shares generated a cumulative total return of 3.86%. This return compares to the 4.02% cumulative total return of the Fund’s benchmark, the Lehman Brothers Government/ Mortgage Index (with dividends reinvested), over the same time period.

The Fund’s performance relative to its benchmark over the period was impacted by a combination of top-down and bottom-up strategies. We maintained a defensive posture over the period, positioning the Fund to have a shorter duration relative to the benchmark based on our belief that interest rates would move higher. This strategy helped enhance returns as interest rates rose over the period. We continued to underweight mortgage exposure relative to the benchmark based on negative fundamentals, such as tight spreads and low volatility. As the mortgage sector posted strong performance and spreads continued to move tighter, our underweight exposure detracted from performance relative to the benchmark. We did, however, take the opportunity to add value in security specific trades and security selection across the collateralized and government sectors were key drivers of performance. Within mortgages, our focus has been on securities we believe had less exposure to volatility and housing turnover, such as 15-year mortgage-backed securities and super-senior adjustable-rate mortgage floaters. The Fund’s holdings of Treasury Inflation Protected Securities (“TIPS”) modestly detracted from the Fund’s performance relative to its benchmark as inflation data came in lower than expected. Offsetting this was the positive impact from our continued emphasis on short-dated agency securities.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Fixed Income Management Team

January 12, 2007

Shares of the Goldman Sachs Variable Insurance Trust (”VIT”) Government Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

The VIT Government Income Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument, risks of default by a counterparty; and the risks that transactions may not be liquid.

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements. “Quasi-governments” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter, while they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Money Market Fund from its inception on January 9, 2006* through December 31, 2006.

Market Review

Economic data was mixed in 2006. We witnessed a strong economy in the first quarter, with real gross domestic product (“GDP”) of 5.6%. In addition, the labor markets continued to show signs of strength in both payrolls and initial jobless claims. A variety of factors, however, seem to have changed the U.S. economy from robust to one of slower growth. This slowdown was seen in several areas, including the housing market and manufacturing sector. The year ended stronger, with economic data coming in firmer than expected. The job market continued to show signs of strength as employers added 167,000 workers to payrolls in December with upward revisions to the prior months. During the month, the unemployment rate remained unchanged at 4.5%.

The Federal Reserve Open Market Committee (the “FOMC”) continued with its tightening campaign in the first half of 2006 and raised the federal funds rate by 25 basis points at each of its first four meetings. This brought the federal funds rate to a five-year high in June. This tightening cycle ended in August after 17 consecutive 25 basis point increases as the FOMC left interest rates unchanged at 5.25%. The minutes from the December 12th FOMC meeting stated that their outlook for growth and inflation remained mostly unchanged, with the FOMC placing a little more emphasis on inflation rather than growth. We believe that the FOMC will reduce the federal funds rate in 2007, most likely in the second quarter.

Investment Objective

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

	Standardized	Standardized	30-Day
	7-Day Current	7-Day Effective	Current	Weighted Avg.
As of December 31, 2006	Yield	Yield	Yield	Maturity (days)

VIT Money Market Fund	4.90%	5.02%	4.89%	37

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund.

* The Goldman Sachs Variable Insurance Trust Money Market Fund first began operations as the Allmerica Money Market Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance of the Predecessor AIT Fund prior to the reorganization is not provided in this letter because as part of the reorganization the Predecessor AIT Fund changed its investment adviser to Goldman Sachs Asset Management, L.P. In addition, the Goldman Sachs Fund that the Predecessor AIT Fund reorganized into had investment objectives and policies which were not identical to the Predecessor AIT Fund. However, due to the fact that the Predecessor AIT Fund was considered the accounting survivor of the reorganization, total return information relating to the Predecessor AIT Fund, prior to January 9, 2006, is provided in the Financial Highlights table, which is part of this report.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Performance Review

For the period from its inception on January 9, 2006 to December 31, 2006, the Fund’s Service Shares generated a cumulative total return of 4.57%.

The Fund’s performance remained neutral for much of 2006. Due to the flat nature of the yield curve, we focused on purchasing securities primarily in the one- to three-month sector. We did make a tactical allocation on the longer end of the curve throughout the period as a hedge to continued FOMC rate pausing or easing. Given our outlook for interest rates, we will look for value at the longer end of the yield curve. We intend to maintain the Fund’s weighted average maturity in the 35-45 day range.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Money Market Management Team

January 12, 2007

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Money Market Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Shareholder Letter (continued)

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Performance Summary

December 31, 2006 (Unaudited)

The following graph shows the value, as of December 31, 2006, of a $10,000 investment made in the Fund on January 9, 2006. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (“Russell Midcap Growth Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund. As a result of the reorganization as described on page 53, performance of the Fund prior to January 9, 2006 is not shown.

Growth Opportunities Fund’s Performance

Performance of a $10,000 Investment, Distributions Reinvested from January 9, 2006 to December 31, 2006.

Cumulative Total Return from January 9, 2006 through December 31, 2006	Since Inception

Growth Opportunities Fund	2.41%

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

December 31, 2006

Shares	Description	Value
Common Stocks – 100.0%

Aerospace & Defense – 2.3%
62,100	Alliant Techsystems, Inc.*(a)	$4,855,599

Apparel/Shoes – 5.2%
179,780	Chico’s FAS, Inc.*	3,719,648
103,000	Coach, Inc.*	4,424,880
128,370	Urban Outfitters, Inc.*	2,956,361

		11,100,889

Audio & Visual Equipment – 2.6%
55,600	Harman International Industries, Inc.	5,554,996

Auto Parts & Related – 1.6%
226,600	Gentex Corp.	3,525,896

Banks – 0.6%
34,310	Commerce Bancorp, Inc.(a)	1,210,114

Beverages – 2.6%
66,810	Fortune Brands, Inc.	5,704,906

Biotechnology – 3.5%
68,600	Celgene Corp.*	3,946,558
109,900	MedImmune, Inc.*	3,557,463

		7,504,021

Broadcasting & Cable/ Satellite TV – 3.0%
432,700	Entravision Communications Corp.*	3,556,794
194,900	XM Satellite Radio Holdings, Inc.*	2,816,305

		6,373,099

Commercial Services – 2.1%
12,100	First Solar, Inc.*	360,580
64,000	Iron Mountain, Inc.*	2,645,760
42,880	Suntech Power Holdings Co., Ltd. ADR*(a)	1,458,349

		4,464,689

Computer Hardware – 1.9%
162,900	Jabil Circuit, Inc.	3,999,195

Computer Services – 4.1%
140,000	Ceridian Corp.*	3,917,200
125,000	CheckFree Corp.*	5,020,000

		8,937,200

Computer Software – 5.8%
228,166	Activision, Inc.*	3,933,582
71,900	Electronic Arts, Inc.*	3,620,884
125,100	NAVTEQ*	4,374,747
17,800	Salesforce.com, Inc.*	648,810

		12,578,023

Consumer Services – 1.8%
75,500	Weight Watchers International,
	Inc.	3,966,015

Electrical Equipment – 1.4%
123,300	Dresser-Rand Group, Inc.*	3,017,151

Financials – 2.0%
45,600	Legg Mason, Inc.	4,334,280

Gaming/Lodging – 2.5%
14,180	Harrah’s Entertainment, Inc.	1,172,969
120,900	Hilton Hotels Corp.	4,219,410

		5,392,379

Health Care Services – 0.9%
32,100	Covance, Inc.*	1,891,011

Household/Personal Care – 1.8%
39,800	Chattem, Inc.*	1,993,184
62,200	Newell Rubbermaid, Inc.	1,800,690

		3,793,874

Insurance – 2.6%
60,400	Aon Corp.	2,134,536
89,700	Willis Group Holdings Ltd.	3,561,987

		5,696,523

Internet & Online – 1.8%
9,300	Baidu.com, Inc. ADR*	1,048,296
312,500	CNET Networks, Inc.*	2,840,625

		3,888,921

Manufacturing – 4.0%
91,800	American Standard Companies, Inc.	4,209,030
73,890	Rockwell Automation, Inc.	4,513,201

		8,722,231

Medical Products – 6.5%
31,805	C.R. Bard, Inc.	2,638,861
38,600	Cytyc Corp.*	1,092,380
140,100	St. Jude Medical, Inc.*	5,122,056
44,820	Thermo Fisher Scientific, Inc.*	2,029,898
40,600	Zimmer Holdings, Inc.*	3,182,228

		14,065,423

Medical Supplies – 1.5%
75,390	Charles River Laboratories
	International, Inc.*	3,260,617

Networking/ Telecommunications Equipment – 1.9%
18,800	Leap Wireless International, Inc.*	1,118,036
23,950	Research In Motion Ltd.*	3,060,331

		4,178,367

Oil & Gas – 2.7%
84,400	Newfield Exploration Co.*	3,878,180
51,700	Quicksilver Resources, Inc.*(a)	1,891,703

		5,769,883

Oil Well Services & Equipment – 9.0%
103,850	Cameron International Corp.*	5,509,242
101,600	Grant Prideco, Inc.*	4,040,632
127,800	Smith International, Inc.	5,248,746
111,110	Weatherford International Ltd.*	4,643,287

		19,441,907

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Common Stocks – (continued)

Other Technology – 3.0%
80,310	Amphenol Corp.	$4,985,645
127,211	Cogent, Inc.*	1,400,593

		6,386,238

Producer Goods – 2.4%
74,300	W.W. Grainger, Inc.	5,196,542

Publishing – 1.4%
8,300	Focus Media Holding Ltd. ADR*	551,037
23,900	Getty Images, Inc.*	1,023,398
22,100	Lamar Advertising Co.*	1,445,119

		3,019,554

Retailing – 4.1%
104,400	Advance Auto Parts, Inc.	3,712,464
161,100	Williams-Sonoma, Inc.	5,064,984

		8,777,448

Semi-Capital – 4.2%
113,300	FormFactor, Inc.*	4,220,425
117,000	Tessera Technologies, Inc.*	4,719,780

		8,940,205

Semiconductors – 3.0%
45,700	Advanced Micro Devices, Inc.*	929,995
154,900	Linear Technology Corp.	4,696,568
45,700	Marvell Technology Group Ltd.*	876,983

		6,503,546

Technology Services – 1.5%
41,610	Cognizant Technology Solutions
	Corp.*	3,210,628

Telecommunications – 4.7%
63,400	American Tower Corp.*	2,363,552
128,800	Crown Castle International Corp.*	4,160,240
108,700	NeuStar, Inc.*	3,526,228

		10,050,020

TOTAL COMMON STOCKS
(Cost $211,070,738)		$215,311,390

Securities Lending Collateral – 2.0%

4,207,025	Boston Global Investment Trust – Enhanced Portfolio	$4,207,025
(Cost $4,207,025)

TOTAL INVESTMENTS – 102.0%
(Cost $215,277,763)		$219,518,415

LIABILITIES IN EXCESS OF
OTHER ASSETS – (2.0)%		(4,267,740)

NET ASSETS – 100.0%		$215,250,675

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Performance Summary

December 31, 2006 (Unaudited)

The following graph shows the value, as of December 31, 2006, of a $10,000 investment made in the Fund on January 9, 2006. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (“S&P 500 Index”) (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund. As a result of the reorganization as described on page 53, performance of the Fund prior to January 9, 2006 is not shown.

Equity Index Fund’s Performance

Performance of a $10,000 Investment, Distributions Reinvested January 9, 2006 to December 31, 2006.

Cumulative Total Return from January 9, 2006 through December 31, 2006	Since Inception

Equity Index Fund	12.14%

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

December 31, 2006

Shares	Description	Value
Common Stocks – 98.2%

Aerospace & Defense – 2.1%
13,700	General Dynamics Corp.	$1,018,595
4,300	Goodrich Corp.	195,865
4,300	L-3 Communications Holdings, Inc.	351,654
11,982	Lockheed Martin Corp.	1,103,183
11,592	Northrop Grumman Corp.	784,778
15,100	Raytheon Co.	797,280
5,800	Rockwell Collins, Inc.	367,082
26,638	The Boeing Co.	2,366,520
33,900	United Technologies Corp.	2,119,428

		9,104,385

Air Freight & Couriers – 0.9%
10,400	FedEx Corp.	1,129,648
2,000	Ryder System, Inc.	102,120
36,200	United Parcel Service, Inc. Class B	2,714,276

		3,946,044

Airlines – 0.1%
27,318	Southwest Airlines Co.	418,512

Auto Components – 0.2%
6,600	Johnson Controls, Inc.	567,072
6,200	The Goodyear Tire & Rubber Co.*	130,138

		697,210

Automobiles – 0.4%
63,681	Ford Motor Co.(a)	478,244
19,300	General Motors Corp.(a)	592,896
8,800	Harley-Davidson, Inc.	620,136

		1,691,276

Banks – 6.8%
151,828	Bank of America Corp.	8,106,097
25,700	Bank of New York Co., Inc.	1,011,809
18,000	BB&T Corp.	790,740
5,250	Comerica, Inc.	308,070
6,400	Commerce Bancorp, Inc.(a)	225,728
4,500	Compass Bancshares, Inc.	268,425
19,005	Fifth Third Bancorp	777,875
4,300	First Horizon National Corp.	179,654
8,449	Huntington Bancshares, Inc.	200,664
13,800	KeyCorp	524,814
2,700	M&T Bank Corp.	329,832
8,200	Marshall & Ilsley Corp.	394,502
14,200	Mellon Financial Corp.	598,530
20,400	National City Corp.	745,824
6,500	Northern Trust Corp.	394,485
10,000	PNC Financial Services Group, Inc.	740,400
24,525	Regions Financial Corp.	917,235
11,785	Sovereign Bancorp, Inc.	299,221
12,100	SunTrust Banks, Inc.	1,021,845
10,900	Synovus Financial Corp.	336,047
59,334	U.S. Bancorp	2,147,297
64,391	Wachovia Corp.	3,667,067
31,940	Washington Mutual, Inc.	1,452,951
113,960	Wells Fargo & Co.	4,052,418
3,500	Zions Bancorp	288,540

		29,780,070

Beverages – 2.0%
26,200	Anheuser-Busch Companies, Inc.	1,289,040
2,800	Brown-Forman Corp. Class B	185,472
9,500	Coca-Cola Enterprises, Inc.	193,990
6,900	Constellation Brands, Inc.*	200,238
1,500	Molson Coors Brewing Co. Class B	114,660
4,600	Pepsi Bottling Group, Inc.	142,186
55,510	PepsiCo., Inc.	3,472,150
68,900	The Coca-Cola Co.	3,324,425

		8,922,161

Biotechnology – 1.3%
39,408	Amgen, Inc.*	2,691,961
11,485	Biogen Idec, Inc.*	564,947
12,500	Celgene Corp.*	719,125
9,000	Genzyme Corp.*	554,220
15,300	Gilead Sciences, Inc.*	993,429
8,200	MedImmune, Inc.*	265,434

		5,789,116

Building Products – 0.1%
5,700	American Standard Companies, Inc.	261,345
13,300	Masco Corp.	397,271

		658,616

Chemicals – 1.5%
7,600	Air Products and Chemicals, Inc.	534,128
1,800	Ashland, Inc.	124,524
32,277	Dow Chemical Co.	1,289,143
31,100	E.I. du Pont de Nemours & Co.	1,514,881
2,900	Eastman Chemical Co.	171,999
6,000	Ecolab, Inc.	271,200
4,300	Hercules, Inc.*	83,033
2,700	International Flavors & Fragrances, Inc.	132,732
18,354	Monsanto Co.	964,136
5,400	PPG Industries, Inc.	346,734
11,100	Praxair, Inc.	658,563
4,775	Rohm & Haas Co.	244,098
2,300	Sigma-Aldrich Corp.	178,756

		6,513,927

Commercial Services & Supplies – 0.8%
8,700	Allied Waste Industries, Inc.*	106,923
4,500	Apollo Group, Inc.*	175,365
3,200	Avery Dennison Corp.	217,376
4,800	Cintas Corp.	190,608
4,600	Convergys Corp.*	109,388
4,400	Equifax, Inc.	178,640
5,750	Fiserv, Inc.*	301,415
11,000	H&R Block, Inc.	253,440

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
December 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Commercial Services & Supplies – (continued)
4,400	Monster Worldwide, Inc.*	$205,216
7,300	Pitney Bowes, Inc.	337,187
7,600	R.R. Donnelley & Sons Co.	270,104
5,900	Robert Half International, Inc.	219,008
4,308	Sabre Holdings Corp.	137,382
17,835	Waste Management, Inc.	655,793

		3,357,845

Communications Equipment – 2.6%
4,585	ADC Telecommunications, Inc.*	66,620
1	Alcatel-Lucent ADR	14
14,031	Avaya, Inc.*	196,154
3,285	Ciena Corp.*	91,027
205,800	Cisco Systems, Inc.*	5,624,514
6,800	Comverse Technology, Inc.*	143,548
53,400	Corning, Inc.*	999,114
19,700	Juniper Networks, Inc.*	373,118
81,535	Motorola, Inc.	1,676,360
55,900	QUALCOMM, Inc.	2,112,461
14,900	Tellabs, Inc.*	152,874

		11,435,804

Computers & Peripherals – 3.8%
28,900	Apple Computer, Inc.*	2,451,876
77,200	Dell, Inc.*	1,936,948
75,100	EMC Corp.*	991,320
92,798	Hewlett-Packard Co.	3,822,350
50,900	International Business Machines Corp.	4,944,935
3,300	Lexmark International, Inc.*	241,560
6,000	NCR Corp.*	256,560
12,500	Network Appliance, Inc.*	491,000
11,700	Nvidia Corp.*	433,017
6,800	SanDisk Corp.*	292,604
118,100	Sun Microsystems, Inc.*	640,102

		16,502,272

Construction & Engineering – 0.1%
3,100	Fluor Corp.	253,115

Construction Materials – 0.1%
3,100	Vulcan Materials Co.	278,597

Containers & Packaging – 0.2%
3,600	Ball Corp.	156,960
3,300	Bemis Co., Inc.	112,134
4,500	Pactiv Corp.*	160,605
2,808	Sealed Air Corp.	182,295
3,600	Temple-Inland, Inc.	165,708

		777,702

Diversified Financials – 9.3%
40,700	American Express Co.	2,469,269
8,180	Ameriprise Financial, Inc.	445,810
13,773	Capital One Financial Corp.	1,058,042
1,156	Chicago Mercantile Exchange Holdings, Inc.	589,271
6,800	CIT Group, Inc.	379,236
166,140	Citigroup, Inc.	9,253,998
20,898	Countrywide Financial Corp.	887,120
14,800	E*Trade Financial Corp.*	331,816
32,800	Fannie Mae	1,947,992
3,300	Federated Investors, Inc. Class B	111,474
5,600	Fidelity National Information Services, Inc.	224,504
5,730	Franklin Resources, Inc.	631,274
23,300	Freddie Mac	1,582,070
14,400	Goldman Sachs Group, Inc.	2,870,640
117,325	J.P. Morgan Chase & Co.	5,666,797
7,200	Janus Capital Group, Inc.	155,448
4,400	Legg Mason, Inc.	418,220
17,900	Lehman Brothers Holdings, Inc.	1,398,348
29,800	Merrill Lynch & Co., Inc.	2,774,380
8,000	Moody’s Corp.	552,480
35,734	Morgan Stanley	2,909,820
9,100	Principal Financial, Inc.	534,170
13,771	SLM Corp.	671,612
11,100	State Street Corp.	748,584
9,100	T. Rowe Price Group, Inc.	398,307
3,952	The Bear Stearns Companies, Inc.	643,306
34,600	The Charles Schwab Corp.	669,164
25,949	Western Union Co.	581,777

		40,904,929

Diversified Telecommunication Services – 3.5%
12,500	ALLTEL Corp.	756,000
130,182	AT&T, Inc.	4,654,007
61,400	BellSouth Corp.	2,892,554
4,000	CenturyTel, Inc.	174,640
11,200	Citizens Communications Co.	160,944
5,240	Embarq Corp.	275,414
7,225	JDS Uniphase Corp.*	120,369
55,163	Qwest Communications International, Inc.*	461,714
97,910	Sprint Nextel Corp.	1,849,520
98,630	Verizon Communications, Inc.	3,672,981
14,681	Windstream Corp.	208,764

		15,226,907

Electric Utilities – 2.8%
22,200	AES Corp.*	489,288
5,700	Allegheny Energy, Inc.*	261,687
7,100	Ameren Corp.	381,483
13,640	American Electric Power Co., Inc.	580,791
10,698	CenterPoint Energy, Inc.	177,373
7,400	CMS Energy Corp.*	123,580
8,600	Consolidated Edison, Inc.	413,402
6,250	Constellation Energy Group, Inc.	430,437
12,050	Dominion Resources, Inc.	1,010,272
5,800	DTE Energy Co.	280,778
11,000	Edison International	500,280
7,000	Entergy Corp.	646,240
22,800	Exelon Corp.	1,411,092

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)

Electric Utilities – (continued)
10,700	FirstEnergy Corp.	$645,210
13,600	FPL Group, Inc.	740,112
11,700	PG&E Corp.	553,761
3,600	Pinnacle West Capital Corp.	182,484
12,700	PPL Corp.	455,168
8,477	Progress Energy, Inc.	416,051
8,600	Public Service Enterprise Group, Inc.	570,868
25,100	Southern Co.	925,186
7,100	TECO Energy, Inc.	122,333
15,680	TXU Corp.	850,013
13,510	Xcel Energy, Inc.	311,541

		12,479,430

Electrical Equipment – 0.5%
6,100	American Power Conversion Corp.	186,599
3,200	Cooper Industries Ltd.	289,376
27,000	Emerson Electric Co.	1,190,430
5,600	Rockwell Automation, Inc.	342,048

		2,008,453

Electronic Equipment & Instruments – 0.5%
13,724	Agilent Technologies, Inc.*	478,281
5,900	Jabil Circuit, Inc.	144,845
4,925	Molex, Inc.	155,778
4,500	PerkinElmer, Inc.	100,035
18,500	Sanmina Corp.*	63,825
34,100	Solectron Corp.*	109,802
8,516	Symbol Technologies, Inc.	127,229
3,200	Tektronix, Inc.	93,344
13,700	Thermo Fisher Scientific, Inc.*	620,473
3,400	Waters Corp.*	166,498

		2,060,110

Energy Equipment & Services – 1.7%
10,780	Baker Hughes, Inc.	804,835
9,600	BJ Services Co.	281,472
33,800	Halliburton Co.	1,049,490
10,200	Nabors Industries Ltd.*	303,756
5,800	National-Oilwell Varco, Inc.*	354,844
4,500	Noble Corp.	342,675
3,500	Rowan Cos., Inc.	116,200
40,000	Schlumberger Ltd.	2,526,400
7,000	Smith International, Inc.	287,490
9,927	Transocean, Inc.*	802,995
11,300	Weatherford International Ltd.*	472,227

		7,342,384

Food & Drug Retailing – 1.1%
28,200	CVS Corp.	871,662
15,100	Safeway, Inc.	521,856
6,773	Supervalu, Inc.	242,135
20,900	Sysco Corp.	768,284
24,300	The Kroger Co.	560,601
33,900	Walgreen Co.	1,555,671
4,900	Whole Foods Market, Inc.	229,957

		4,750,166

Food Products – 1.1%
22,549	Archer-Daniels-Midland Co.	720,666
7,600	Campbell Soup Co.	295,564
17,200	ConAgra Foods, Inc.	464,400
4,600	Dean Foods Co.*	194,488
11,500	General Mills, Inc.	662,400
11,000	H.J. Heinz Co.	495,110
8,600	Kellogg Co.	430,516
4,200	McCormick & Co., Inc.	161,952
25,500	Sara Lee Corp.	434,265
5,700	The Hershey Co.	283,860
8,500	Tyson Foods, Inc.	139,825
7,650	Wm. Wrigley Jr. Co.	395,658

		4,678,704

Gas Utilities – 0.2%
6,200	KeySpan Corp.	255,316
1,700	Nicor, Inc.	79,560
1,300	Peoples Energy Corp.	57,941
8,713	Sempra Energy	488,277

		881,094

Healthcare Equipment & Supplies – 1.7%
6,300	Applera Corp. – Applied Biosystems Group	231,147
1,900	Bausch & Lomb, Inc.	98,914
22,000	Baxter International, Inc.	1,020,580
8,300	Becton, Dickinson and Co.	582,245
8,025	Biomet, Inc.	331,192
40,006	Boston Scientific Corp.*	687,303
3,600	C.R. Bard, Inc.	298,692
6,900	IMS Health, Inc.	189,612
38,900	Medtronic, Inc.	2,081,539
1,700	Millipore Corp.*	113,220
5,000	Patterson Cos., Inc.*	177,550
11,800	St. Jude Medical, Inc.*	431,408
10,000	Stryker Corp.	551,100
8,170	Zimmer Holdings, Inc.*	640,364

		7,434,866

Healthcare Providers & Services – 2.2%
17,792	Aetna, Inc.	768,259
6,500	AmerisourceBergen Corp.	292,240
13,700	Cardinal Health, Inc.	882,691
14,600	Caremark Rx, Inc.	833,806
3,400	CIGNA Corp.	447,338
5,600	Coventry Health Care, Inc.*	280,280
4,600	Express Scripts, Inc.*	329,360
8,100	Health Management Associates, Inc.	170,991
5,800	Humana, Inc.*	320,798
4,400	Laboratory Corp. of America Holdings*	323,268

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
December 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Healthcare Providers & Services – (continued)
2,700	Manor Care, Inc.	$126,684
9,914	McKesson Corp.	502,640
5,300	Quest Diagnostics, Inc.	280,900
15,750	Tenet Healthcare Corp.*	109,777
45,600	UnitedHealth Group, Inc.	2,450,088
21,000	WellPoint, Inc.*	1,652,490

		9,771,610

Hotels, Restaurants & Leisure – 1.5%
15,000	Carnival Corp.	735,750
4,500	Darden Restaurants, Inc.	180,765
6,400	Harrah’s Entertainment, Inc.	529,408
13,000	Hilton Hotels Corp.	453,700
11,500	International Game Technology	531,300
11,400	Marriott International, Inc.	544,008
41,465	McDonald’s Corp.	1,838,143
25,400	Starbucks Corp.*	899,668
2,900	Wendy’s International, Inc.	95,961
7,026	Wyndham Worldwide Corp.*	224,973
8,820	Yum! Brands, Inc.	518,616

		6,552,292

Household Durables – 0.6%
4,200	Centex Corp.	236,334
9,500	D.R. Horton, Inc.	251,655
5,100	Fortune Brands, Inc.	435,489
2,300	Harman International Industries, Inc.	229,793
2,700	KB HOME	138,456
6,000	Leggett & Platt, Inc.	143,400
4,800	Lennar Corp.	251,808
9,633	Newell Rubbermaid, Inc.	278,876
7,500	Pulte Homes, Inc.	248,400
2,000	Snap-on, Inc.	95,280
2,200	The Black & Decker Corp.	175,934
2,700	The Stanley Works	135,783
2,758	Whirlpool Corp.	228,969

		2,850,177

Household Products – 2.1%
17,400	Colgate-Palmolive Co.	1,135,176
15,340	Kimberly-Clark Corp.	1,042,353
107,178	Procter & Gamble Co.	6,888,330
5,300	The Clorox Co.	339,995

		9,405,854

Industrial Conglomerates – 4.3%
24,900	3M Co.	1,940,457
348,900	General Electric Co.	12,982,569
27,875	Honeywell International, Inc.	1,261,065
5,800	Reynolds American, Inc.	379,726
4,200	Textron, Inc.	393,834
67,137	Tyco International Ltd.	2,040,965

		18,998,616

Insurance – 4.7%
11,200	ACE Ltd.	678,384
16,600	Aflac, Inc.	763,600
3,700	AMBAC Financial Group, Inc.	329,559
87,979	American International Group, Inc.	6,304,575
10,250	Aon Corp.	362,235
6,068	Cincinnati Financial Corp.	274,941
14,700	Genworth Financial, Inc.	502,887
10,800	Hartford Financial Services Group, Inc.	1,007,748
9,560	Lincoln National Corp.	634,784
15,200	Loews Corp.	630,344
18,400	Marsh & McLennan Cos., Inc.	564,144
4,650	MBIA, Inc.	339,729
25,900	MetLife, Inc.	1,528,359
3,000	MGIC Investment Corp.	187,620
25,800	Progressive Corp.	624,876
16,100	Prudential Financial, Inc.	1,382,346
3,500	Safeco Corp.	218,925
21,038	The Allstate Corp.	1,369,785
13,900	The Chubb Corp.	735,449
23,290	The St. Paul Travelers Cos., Inc.	1,250,440
3,400	Torchmark Corp.	216,784
11,318	UnumProvident Corp.	235,188
6,000	XL Capital Ltd.	432,120

		20,574,822

Internet & Catalog Retail – 0.1%
10,400	Amazon.com, Inc.*	410,384

Internet Software & Services – 1.4%
39,400	eBay, Inc.*	1,184,758
7,190	Google, Inc.*	3,310,851
7,600	IAC/InterActiveCorp*	282,416
8,500	VeriSign, Inc.*	204,425
41,200	Yahoo!, Inc.*	1,052,248

		6,034,698

IT Consulting & Services – 0.8%
4,100	Affiliated Computer Services, Inc.*	200,244
18,800	Automatic Data Processing, Inc.	925,900
4,800	Cognizant Technology Solutions Corp.*	370,368
6,000	Computer Sciences Corp.*	320,220
17,500	Electronic Data Systems Corp.	482,125
26,049	First Data Corp.	664,770
11,350	Paychex, Inc.	448,779
11,900	Unisys Corp.*	93,296

		3,505,702

Leisure Equipment & Products – 0.2%
3,300	Brunswick Corp.	105,270
9,700	Eastman Kodak Co.	250,260
5,350	Hasbro, Inc.	145,787
12,612	Mattel, Inc.	285,788

		787,105

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)

Machinery – 1.4%
22,100	Caterpillar, Inc.	$1,355,393
1,700	Cummins, Inc.	200,906
7,900	Danaher Corp.	572,276
7,800	Deere & Co.	741,546
7,100	Dover Corp.	348,042
5,000	Eaton Corp.	375,700
14,100	Illinois Tool Works, Inc.	651,279
10,400	Ingersoll-Rand Co., Ltd.	406,952
6,400	ITT Corp.	363,648
8,395	PACCAR, Inc.	544,835
4,300	Pall Corp.	148,565
3,975	Parker Hannifin Corp.	305,598
3,400	Terex Corp.*	219,572

		6,234,312

Media – 3.7%
26,264	CBS Corp. Class B	818,911
17,000	Clear Channel Communications, Inc.	604,180
70,378	Comcast Corp.*	2,979,101
2,300	Dow Jones & Co., Inc.	87,400
7,800	Gannett Co., Inc.	471,588
14,871	Interpublic Group of Cos., Inc.*	182,021
1,400	Meredith Corp.	78,890
4,900	New York Times Co.(a)	119,364
79,100	News Corp.	1,699,068
5,800	Omnicom Group, Inc.	606,332
26,400	The DIRECTV Group, Inc.*	658,416
2,900	The E.W. Scripps Co.	144,826
11,900	The McGraw-Hill Companies, Inc.	809,438
69,829	The Walt Disney Co.	2,393,040
134,798	Time Warner, Inc.	2,935,900
6,287	Tribune Co.	193,514
8,200	Univision Communications, Inc.*	290,444
23,864	Viacom, Inc. Class B*	979,140

		16,051,573

Metals & Mining – 1.0%
29,308	Alcoa, Inc.	879,533
3,051	Allegheny Technologies, Inc.	276,665
6,500	CONSOL Energy, Inc.	208,845
6,700	Freeport-McMoRan Copper & Gold, Inc. Series B	373,391
15,311	Newmont Mining Corp.	691,291
10,400	Nucor Corp.	568,464
9,000	Peabody Energy Corp.	363,690
6,900	Phelps Dodge Corp.	826,068
3,920	United States Steel Corp.	286,709

		4,474,656

Multi-Utilities – 0.4%
42,813	Duke Energy Corp.	1,421,820
11,397	Dynegy, Inc.*	82,514
9,500	NiSource, Inc.	228,950
2,900	Questar Corp.	240,845

		1,974,129

Multiline Retail – 2.2%
3,800	Big Lots, Inc.*	87,096
15,312	Costco Wholesale Corp.	809,546
2,300	Dillard’s, Inc.	80,431
10,787	Dollar General Corp.	173,239
5,300	Family Dollar Stores, Inc.	155,449
17,934	Federated Department Stores, Inc.	683,823
7,600	J.C. Penney Co., Inc.	587,936
11,100	Kohl’s Corp.*	759,573
7,700	Nordstrom, Inc.	379,918
2,800	Sears Holdings Corp.*	470,204
29,000	Target Corp.	1,654,450
83,200	Wal-Mart Stores, Inc.	3,842,176

		9,683,841

Office Electronics – 0.1%
33,300	Xerox Corp.*	564,435

Oil & Gas – 7.8%
15,758	Anadarko Petroleum Corp.	685,788
11,100	Apache Corp.	738,261
14,200	Chesapeake Energy Corp.	412,510
73,853	Chevron Corp.	5,430,411
55,641	ConocoPhillips	4,003,370
14,900	Devon Energy Corp.	999,492
24,130	El Paso Corp.	368,706
8,200	EOG Resources, Inc.	512,090
197,260	Exxon Mobil Corp.	15,116,034
9,200	Hess Corp.	456,044
3,600	Kinder Morgan, Inc.	380,700
11,856	Marathon Oil Corp.	1,096,680
6,000	Murphy Oil Corp.	305,100
29,000	Occidental Petroleum Corp.	1,416,070
4,100	Sunoco, Inc.	255,676
20,100	The Williams Companies, Inc.	525,012
20,300	Valero Energy Corp.	1,038,548
12,600	XTO Energy, Inc.	592,830

		34,333,322

Paper & Forest Products – 0.3%
14,640	International Paper Co.	499,224
5,798	MeadWestvaco Corp.	174,288
8,100	Weyerhaeuser Co.	572,265

		1,245,777

Personal Products – 0.1%
14,800	Avon Products, Inc.	488,992
4,000	Estee Lauder Companies, Inc.	163,280

		652,272

Pharmaceuticals – 6.4%
52,000	Abbott Laboratories	2,532,920
5,100	Allergan, Inc.	610,674
3,700	Barr Pharmaceuticals, Inc.*	185,444
66,500	Bristol-Myers Squibb Co.	1,750,280
33,200	Eli Lilly & Co.	1,729,720
10,700	Forest Laboratories, Inc.*	541,420
4,990	Hospira, Inc.*	167,564

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
December 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Pharmaceuticals – (continued)
98,060	Johnson & Johnson	$6,473,921
8,266	King Pharmaceuticals, Inc.*	131,595
9,900	Medco Health Solutions, Inc.*	529,056
73,300	Merck & Co., Inc.	3,195,880
7,600	Mylan Laboratories, Inc.	151,696
243,884	Pfizer, Inc.	6,316,596
50,000	Schering-Plough Corp.	1,182,000
3,600	Watson Pharmaceuticals, Inc.*	93,708
45,600	Wyeth	2,321,952

		27,914,426

Real Estate – 1.3%
3,300	Apartment Investment & Management Co. (REIT)	184,866
7,100	Archstone-Smith Trust (REIT)	413,291
3,900	Boston Properties, Inc. (REIT)	436,332
6,300	CB Richard Ellis Group, Inc.*	209,160
11,700	Equity Office Properties Trust (REIT)	563,589
9,900	Equity Residential Properites Trust (REIT)	502,425
7,400	Kimco Realty Corp. (REIT)	332,630
6,000	Plum Creek Timber Co., Inc. (REIT)	239,100
8,500	ProLogis (REIT)	516,545
4,000	Public Storage, Inc. (REIT)	390,000
7,298	Realogy Corp.*	221,275
7,500	Simon Property Group, Inc. (REIT)	759,675
7,300	Starwood Hotels & Resorts Worldwide, Inc.	456,250
4,200	Vornado Realty Trust (REIT)	510,300

		5,735,438

Road & Rail – 0.7%
12,252	Burlington Northern Santa Fe Corp.	904,320
15,000	CSX Corp.	516,450
13,300	Norfolk Southern Corp.	668,857
9,000	Union Pacific Corp.	828,180

		2,917,807

Semiconductor Equipment & Products – 2.3%
17,100	Advanced Micro Devices, Inc.*	347,985
12,500	Altera Corp.*	246,000
11,600	Analog Devices, Inc.	381,292
47,300	Applied Materials, Inc.	872,685
15,850	Broadcom Corp.*	512,113
195,100	Intel Corp.	3,950,775
6,700	KLA-Tencor Corp.	333,325
10,000	Linear Technology Corp.	303,200
14,100	LSI Logic Corp.*	126,900
11,200	Maxim Integrated Products, Inc.	342,944
24,100	Micron Technology, Inc.*	336,436
9,300	National Semiconductor Corp.	211,110
3,900	Novellus Systems, Inc.*	134,238
7,400	PMC-Sierra, Inc.*	49,654
5,300	QLogic Corp.*	116,176
6,000	Teradyne, Inc.*	89,760
50,600	Texas Instruments, Inc.	1,457,280
11,800	Xilinx, Inc.	280,958

		10,092,831

Software – 3.3%
19,700	Adobe Systems, Inc.*	810,064
8,100	Autodesk, Inc.*	327,726
6,700	BMC Software, Inc.*	215,740
13,550	CA, Inc.	306,908
6,200	Citrix Systems, Inc.*	167,710
12,900	Compuware Corp.*	107,457
10,500	Electronic Arts, Inc.*	528,780
11,200	Intuit, Inc.*	341,712
292,600	Microsoft Corp.	8,737,036
12,000	Novell, Inc.*	74,400
135,220	Oracle Corp.*	2,317,671
31,318	Symantec Corp.*	652,980

		14,588,184

Specialty Retail – 1.9%
5,372	AutoNation, Inc.*	114,531
1,700	AutoZone, Inc.*	196,452
9,800	Bed Bath & Beyond, Inc.*	373,380
13,850	Best Buy Co., Inc.	681,281
5,000	Circuit City Stores, Inc.	94,900
11,800	Limited Brands, Inc.	341,492
51,700	Lowe’s Companies, Inc.	1,610,455
9,200	Office Depot, Inc.*	351,164
2,400	OfficeMax, Inc.	119,160
4,300	RadioShack Corp.	72,154
24,200	Staples, Inc.	646,140
17,850	The Gap, Inc.	348,075
68,897	The Home Depot, Inc.	2,766,904
3,800	The Sherwin-Williams Co.	241,604
15,000	The TJX Companies, Inc.	427,800
4,800	Tiffany & Co.	188,352

		8,573,844

Textiles & Apparel – 0.4%
12,300	Coach, Inc.*	528,408
3,700	Jones Apparel Group, Inc.	123,691
3,500	Liz Claiborne, Inc.	152,110
6,400	Nike, Inc. Class B	633,792
2,900	VF Corp.	238,032

		1,676,033

Tobacco – 1.5%
71,000	Altria Group, Inc.	6,093,220
5,600	UST, Inc.	325,920

		6,419,140

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)

Trading Companies & Distributors – 0.1%
5,750	Genuine Parts Co.	$272,723
2,600	W.W. Grainger, Inc.	181,844

		454,567

TOTAL COMMON STOCKS
(Cost $310,325,852)		$430,371,542

Units	Expiration Date	Value

Warrant* – 0.0%

Raytheon Co.
1,845	06/16/11	$33,062
(Cost $0)

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Government Obligation(b) – 0.1%

United States Treasury Bill
$550,000	4.83%	03/08/07	$545,130
(Cost $545,130)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT– 98.3%
(Cost $310,870,982)			$430,949,734

Repurchase Agreement(c) – 1.3%

Joint Repurchase Agreement Account II
$5,600,000	5.292%	01/02/07	$5,600,000
Maturity Value: $5,603,293
(Cost $5,600,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $316,470,982)			$436,549,734

Shares	Description	Value

Securities Lending Collateral – 0.3%

1,330,500	Boston Global Investment Trust – Enhanced Portfolio
(Cost $1,330,500)		$1,330,500

TOTAL INVESTMENTS – 99.9%
(Cost $317,801,482)		$437,880,234

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		590,312

NET ASSETS – 100.0%		$438,470,546

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Joint repurchase agreement was entered into on December 29, 2006. Additional Investment information appears on page 43.

Investment Abbreviations:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2006, the following futures contracts were open:

	Number of	Settlement		Unrealized
Type	Contracts Long	Month	Market Value	Gain

S & P 500 Index	119	March 2007	$8,498,980	$9,021

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Performance Summary

December 31, 2006 (Unaudited)

The following graph shows the value, as of December 31, 2006, of a $10,000 investment made in the Fund on January 9, 2006. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index (“Lehman Aggregate Bond Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund. As a result of the reorganization as described on page 53, performance of the Fund prior to January 9, 2006 is not shown.

Core Fixed Income Fund’s Performance

Performance of a $10,000 Investment, Distributions Reinvested January 9, 2006 to December 31, 2006.

Cumulative Total Return from January 9, 2006 through December 31, 2006*	Since Inception

Core Fixed Income Fund	4.03%

*	Performance has not been restated to reflect the impact of payments received for class action settlements recorded this period. If restated, the performance would have been lower.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

December 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date
			Value
Corporate Bonds – 17.1%

Automotive – 0.2%
DaimlerChrysler NA
$550,000	8.500%	01/18/31	$654,738

Banks – 4.3%
Asian Development Bank
5,000,000	1.000	10/01/15	3,560,322
Greater Bay Bancorp Series B
500,000	5.250	03/31/08	498,544
MUFG Capital Finance 1 Ltd.(a)
850,000	6.346	07/29/49	862,655
Nordbanken AB(a)(b)
2,100,000	8.950	11/29/49	2,279,909
Popular North America, Inc.
1,425,000	5.650	04/15/09	1,429,164
Resona Bank Ltd.(a)(b)
1,250,000	5.850	09/29/49	1,220,571
Tokai Preferred Capital Co. LLC(a)(b)
1,250,000	9.980	12/29/49	1,325,663
VTB Capital (Vneshtorgbank)(a)(b)
980,000	5.970	08/01/08	980,490

			12,157,318

Electric – 2.1%
Arizona Public Service Co.
475,000	6.375	10/15/11	487,516
Calenergy, Inc.
1,250,000	7.520	09/15/08	1,293,140
CenterPoint Energy, Inc. Series B
1,000,000	7.250	09/01/10	1,053,625
MidAmerican Energy Holdings Co.
750,000	6.125	04/01/36	756,040
Pacific Gas & Electric Co.
1,800,000	6.050	03/01/34	1,816,757
Progress Energy, Inc.
250,000	5.625	01/15/16	249,418
350,000	7.000	10/30/31	389,734

			6,046,230

Energy – 0.3%
Canadian Natural Resources Ltd.
200,000	6.500	02/15/37	200,641
Kerr-McGee Corp.
550,000	6.950	07/01/24	585,754

			786,395

Entertainment – 0.3%
Time Warner Entertainment Co.
750,000	8.375	03/15/23	876,249
Time Warner, Inc.
100,000	6.500	11/15/36	99,532

			975,781

Environmental – 0.3%
Waste Management, Inc.
750,000	7.375	08/01/10	796,078

Financial Companies – 2.7%
Farmer Mac Guaranteed Notes Trust Series 2006-2(b)
$4,400,000	5.500	07/15/11	$4,480,771
GATX Financial Corp.
1,000,000	8.875	06/01/09	1,073,767
PHH Corp.
1,225,000	6.000	03/01/08	1,225,639
Residential Capital Corp.
1,000,000	6.125	11/21/08	1,004,954

			7,785,131

Food & Beverage – 0.3%
Nabisco, Inc.
1,000,000	7.050	07/15/07	1,008,933

Life Insurance(b) – 0.2%
Phoenix Life Insurance Co.
450,000	7.150	12/15/34	475,998

Media — Cable – 1.0%
Comcast Corp.
625,000	6.450	03/15/37	625,338
Cox Communications, Inc.
1,750,000	4.625	01/15/10	1,712,326
Viacom, Inc.
300,000	5.750	04/30/11	300,153
175,000	6.875	04/30/36	173,019

			2,810,836

Metals & Mining(b) – 0.2%
Xstrata Finance Canada Ltd.
500,000	5.500	11/16/11	499,879

Pipelines – 0.7%
Boardwalk Pipelines LP
400,000	5.875	11/15/16	395,999
Energy Transfer Partners
275,000	5.650	08/01/12	273,843
475,000	5.950	02/01/15	477,693
Enterprise Products Operating LP
450,000	5.600	10/15/14	441,960
325,000	5.000	03/01/15	306,449

			1,895,944

Property/Casualty Insurance – 1.6%
AON Capital Trust A
500,000	8.205	01/01/27	577,666
Arch Capital Group Ltd.
475,000	7.350	05/01/34	522,162
Aspen Insurance Holdings Ltd.
350,000	6.000	08/15/14	344,701
Endurance Specialty Holdings Ltd.
1,000,000	6.150	10/15/15	996,696
Liberty Mutual Group(b)
700,000	6.500	03/15/35	682,273
280,000	7.500	08/15/36	306,340

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date
			Value
Corporate Bonds – (continued)

Property/Casualty Insurance – (continued)
Marsh & McLennan Cos., Inc.
$600,000	5.150%	09/15/10	$589,477
650,000	5.750	09/15/15	639,478

			4,658,793

REIT – 0.4%
iStar Financial, Inc. Series B
1,300,000	5.700	03/01/14	1,288,230

Tobacco – 0.1%
Altria Group, Inc.
125,000	7.750	01/15/27	151,611

Wireless Telecommunications – 1.3%
America Movil SA de CV
1,000,000	5.500	03/01/14	978,300
AT&T Wireless Services, Inc.
675,000	7.875	03/01/11	736,268
500,000	8.750	03/01/31	647,969
Nextel Communications, Inc.
900,000	6.875	10/31/13	913,500
Sprint Capital Corp.
125,000	6.875	11/15/28	125,204
Telecom Italia Capital SA
300,000	4.875	10/01/10	292,197

			3,693,438

Wirelines Telecommunications – 1.1%
Deutsche Telekom International Finance BV
700,000	8.250	06/15/30	859,142
Embarq Corp.
150,000	7.995	06/01/36	156,094
Telecom Italia Capital
225,000	4.000	01/15/10	214,851
800,000	4.950	09/30/14	741,154
Telefonica Europe BV
300,000	7.750	09/15/10	322,213
Verizon Communications, Inc.
750,000	7.510	04/01/09	782,403

			3,075,857

TOTAL CORPORATE BONDS
(Cost $48,855,769)			$48,761,190

Mortgage-Backed Obligations – 57.0%

Adjustable Rate FHLMC(a) – 2.2%
$2,627,532	4.847%	09/01/35	$2,622,430
3,702,481	4.733	10/01/35	3,623,805

			6,246,235

Adjustable Rate FNMA(a) – 4.4%
2,292,084	4.465	05/01/33	2,275,264
1,659,662	3.851	10/01/33	1,657,581
2,824,704	4.585	05/01/35	2,834,418
3,108,354	5.355	09/01/35	3,137,390
2,696,031	4.924	12/01/35	2,683,562

			12,588,215

Adjustable Rate Non-Agency(a) – 16.7%
Bear Stearns Mortgage Funding Trust Series 2006-AR1, Class 2A1
2,435,191	5.540	08/25/36	2,434,066
Countrywide Alternative Loan Trust Series 2005-59, Class 1A2A
1,218,445	5.730	11/20/35	1,222,061
Countrywide Alternative Loan Trust Series 2006-OA10, Class 4A1
2,875,821	5.510	08/25/46	2,876,650
Countrywide Alternative Loan Trust Series 2006-OA16, Class A2
4,817,536	5.540	10/25/46	4,803,608
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR2, Class 2A1A
2,134,108	5.520	11/19/37	2,137,532
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
2,181,903	5.570	04/25/46	2,183,591
Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
2,226,579	5.530	05/25/46	2,227,822
Luminent Mortgage Trust Series 2006-2, Class A1A
2,224,937	5.550	02/25/46	2,225,728
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
1,985,429	5.608	12/25/46	1,986,620
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1C
3,000,000	5.162	12/25/35	2,974,150
Thornburg Mortgage Securities Trust Series 2006-4, Class A2B
2,905,309	5.440	07/25/36	2,905,309
Thornburg Mortgage Securities Trust Series 2006-5, Class A1
2,847,935	5.440	08/25/36	2,849,341
Washington Mutual, Inc. Series 2005-AR10, Class 1A3
2,000,000	4.837	09/25/35	1,982,341
Washington Mutual, Inc. Series 2006-AR11 Class 1A
3,634,494	5.787	09/25/46	3,645,284
Washington Mutual, Inc. Series 2006-AR11, Class 3A1A
971,645	5.747	09/25/46	973,953
Washington Mutual, Inc. Series 2006-AR13, Class 1A
1,880,703	5.707	10/25/46	1,885,992
Washington Mutual, Inc. Series 2006-AR17, Class 1A
964,437	5.647	12/25/46	965,449
Washington Mutual, Inc. Series 2006-AR19, Class 1A
1,000,000	5.567	01/25/47	1,000,000
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
1,815,298	5.605	07/25/36	1,809,197

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date
			Value
Mortgage-Backed Obligations – (continued)

Adjustable Rate Non-Agency(a) – (continued)
WMALT Mortgage Pass-Through Certificates Series 2006-AR7, Class A1A
$1,754,340	5.747%	09/25/46	$1,759,055
WMALT Mortgage Pass-Through Certificates Series 2006-AR9, Class 2A
2,980,013	5.598	11/25/46	2,984,297

			47,832,046

CMBS – Sequential Fixed Rate – 11.3%
Banc of America Commercial Mortgage, Inc. Series 2006-5, Class A4
1,500,000	5.414	09/10/47	1,506,921
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
3,000,000	5.180	09/10/47	2,980,992
Bear Stearns Commercial Mortgage Securities Series 1999-WF2, Class A2
2,700,000	7.080	07/15/31	2,791,120
Bear Stearns Commercial Mortgage Securities Series 2006-T24, Class A4
1,750,000	5.537	10/12/41	1,776,723
Citigroup Commercial Mortgage Trust Series 2006-C5, Class A4
3,000,000	5.431	10/15/49	3,014,428
GE Capital Commercial Mortgage Corp. Series 2002-1A, Class A3
2,700,000	6.269	12/10/35	2,816,248
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class A4
3,000,000	5.334	11/10/45	3,013,260
J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP2, Class A4
1,500,000	4.738	07/15/42	1,440,408
J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB17, Class A4
2,000,000	5.429	12/12/43	2,007,340
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
2,000,000	5.156	02/15/31	1,970,546
Morgan Stanley Dean Witter Capital I Series 2003-TOP9, Class A2
2,700,000	4.740	11/13/36	2,626,125
Morgan Stanley Capital I Series 2006-T21, Class A4
3,500,000	5.162	10/12/52	3,458,138
Wachovia Bank Commercial Mortgage Trust Series 2005-C21, Class A4
3,000,000	5.196	10/15/44	2,985,728

TOTAL CMBS			32,387,977

CMO – 1.6%
Interest Only(a)(e) – 0.0%
FNMA Series 2004-71, Class DI
693,924	0.000	04/25/34	17,658

PAC – 1.4%
FHLMC
3,989,303	6.500	10/01/34	4,086,643

Sequential Fixed Rate – 0.2%
FHLMC Series 2473, Class VM
432,730	6.000	10/15/07	432,379

TOTAL CMO			$4,536,680

FHLB – 2.8%
650	7.500	01/01/07	650
123,528	7.000	08/01/10	126,674
242	7.000	09/01/11	249
17,464	7.000	11/01/11	17,952
33,609	7.000	12/01/11	34,547
134,264	7.500	06/01/15	139,869
324,727	7.000	07/01/16	333,556
1,808,480	5.500	02/01/18	1,810,636
236,276	5.500	09/01/18	236,558
1,089	7.500	10/01/18	1,094
27,626	9.500	08/01/19	29,625
245,988	5.000	02/01/20	241,628
1,195	9.500	08/01/20	1,285
416,784	6.500	10/01/20	428,242
31,091	9.500	02/01/21	33,139
3,181,043	5.000	06/01/23	3,089,338
47,951	6.500	01/01/24	49,114
299,093	6.500	12/01/27	307,329
166,640	6.000	03/01/29	168,546
2,087	6.000	04/01/29	2,111
326,556	6.500	12/01/31	334,216
3,809	6.000	08/01/32	3,848
497,750	7.000	12/01/32	512,513

			7,902,719

FHLMC – 5.9%
129,021	5.500	04/01/18	129,175
222,453	4.500	05/01/18	214,974
52,668	4.500	06/01/18	50,883
212,613	4.500	09/01/18	205,408
155,095	4.500	10/01/18	149,848
159,798	4.500	11/01/18	154,395
1,115,149	4.500	12/01/18	1,077,359
3,853,112	5.000	12/01/18	3,794,046
58,313	4.500	01/01/19	56,337
115,453	4.500	03/01/19	111,528
4,685,287	4.000	06/01/19	4,411,904
5,277,071	5.000	11/01/19	5,196,177
20,998	5.000	05/15/21	20,949
88,177	7.500	12/01/29	91,792
6,407	7.500	11/01/30	6,661
273,271	6.500	12/01/31	280,002
761,542	7.000	05/01/32	784,128

			16,735,566

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
December 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date
			Value
Mortgage-Backed Obligations – (continued)

FNMA – 11.1%
$15,186	6.500%	05/01/08	$15,503
1,674	8.500	07/01/08	1,694
1,248	8.000	04/01/09	1,259
3,738	9.000	02/01/10	3,887
90,618	6.000	08/01/13	92,033
38,613	7.500	01/01/14	38,744
476,787	7.500	08/01/15	494,845
127,761	6.000	04/01/16	129,665
234,678	6.500	05/01/16	240,159
350,056	6.500	09/01/16	358,232
459,376	6.500	11/01/16	470,106
122,861	6.000	12/01/16	124,690
863,935	6.000	02/01/17	876,835
162,724	7.500	04/01/17	169,067
1,298,960	6.000	10/01/17	1,318,356
1,176,422	5.500	02/01/18	1,178,865
363,651	4.500	04/01/18	351,669
3,069,957	4.500	05/01/18	2,968,800
1,290,095	5.000	05/01/18	1,270,901
4,137,596	4.500	06/01/18	4,001,261
217,688	4.500	07/01/18	210,515
123,125	6.500	08/01/18	125,730
514,778	7.000	08/01/18	533,594
4,654,680	4.000	09/01/18	4,395,417
5,815,603	4.500	01/01/19	5,623,977
740	7.000	07/01/25	764
29,485	7.500	10/01/25	30,795
11,541	7.000	11/01/25	11,941
90,471	9.000	11/01/25	98,233
4,262	7.000	08/01/27	4,402
26,688	7.000	09/01/27	27,562
1,062	7.000	01/01/28	1,098
6,905	7.500	03/01/28	7,214
888,973	6.000	02/01/29	899,024
509,416	6.000	03/01/29	514,753
205,040	6.500	03/01/29	210,608
441,364	6.000	05/01/29	445,946
54,403	6.500	05/01/29	55,800
1,265,082	6.000	06/01/29	1,278,215
328,881	6.500	06/01/29	337,457
154,453	6.500	07/01/29	158,418
283,743	6.500	08/01/29	291,247
7,873	7.000	09/01/29	8,116
132,538	6.500	10/01/29	136,057
110,326	8.000	10/01/29	116,940
176,244	6.500	11/01/29	180,923
146,358	6.500	12/01/29	150,115
58,523	7.000	12/01/29	60,477
20,282	7.500	12/01/29	21,168
9,380	7.500	04/01/30	9,750
3,122	8.500	04/01/30	3,354
58,868	7.500	05/01/30	61,206
13,480	8.000	05/01/30	14,023
569	8.500	06/01/30	612
13,357	7.500	08/01/30	13,883
39,621	7.500	09/01/30	41,182
298,139	6.500	04/01/31	305,497
55,627	7.000	05/01/32	57,373
407,848	7.000	06/01/32	419,883
503,971	7.000	08/01/32	518,842
167,315	8.000	08/01/32	176,568

			31,665,250

GNMA – 1.0%
877	6.500	09/15/08	884
84,304	7.000	03/15/12	86,061
67,323	7.000	06/15/23	69,539
22,767	7.000	10/15/25	23,671
38,946	7.000	11/15/25	40,492
4,735	7.000	02/15/26	4,897
21,660	7.000	04/15/26	22,455
9,829	7.000	03/15/27	10,169
1,421	7.000	06/15/27	1,467
26,242	7.000	10/15/27	27,098
213,873	7.000	11/15/27	221,093
12,800	7.000	01/15/28	13,217
80,634	7.000	02/15/28	83,264
38,053	7.000	03/15/28	39,324
14,795	7.000	04/15/28	15,289
1,699	7.000	05/15/28	1,754
36,097	7.000	06/15/28	37,274
57,569	7.000	07/15/28	59,448
169,117	7.000	08/15/28	174,631
67,176	7.000	09/15/28	69,410
11,627	7.000	11/15/28	12,006
6,276	7.500	11/15/30	6,484
4,325	7.000	10/15/31	4,465
1,503	7.000	12/15/31	1,553
67,624	7.500	10/15/32	70,612
1,838,610	6.000	08/20/34	1,860,631

			2,957,188

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $163,205,144)			$162,851,876

Agency Debentures – 15.5%

FHLB
$10,000,000	4.570%	10/17/08	$9,917,420
10,000,000	5.823	05/06/09	10,178,780
1,800,000	4.000	12/30/11	1,716,694
6,990,000	4.875	12/14/12	6,955,966
5,000,000	4.750	11/14/14	4,922,825
FHLMC
3,800,000	4.500	08/22/07	3,779,924
FNMA
5,000,000	4.500	06/01/10	4,919,195

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date
			Value
Agency Debentures – (continued)

Tennessee Valley Authority
$2,000,000	5.375%	04/01/56	$2,034,820

TOTAL AGENCY DEBENTURES
(Cost $44,450,982)			$44,425,624

U.S. Treasury Obligations – 6.4%

United States Treasury Bonds
$3,700,000	4.500%	02/15/36	$3,518,471
United States Treasury Inflation-Protected Securities
769,258	1.875	07/15/13	743,175
1,284,912	2.000	07/15/14	1,247,118
2,075,320	1.875	07/15/15	1,989,713
599,806	2.500	07/15/16	604,351
United States Treasury Notes
6,400,000	4.875	10/31/08	6,403,002
United States Treasury Principal-Only STRIPS(c)
2,400,000	0.000	11/15/21	1,155,960
5,000,000	0.000	11/15/24	2,081,450
1,300,000	0.000	08/15/25	522,029

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $18,137,835)			$18,265,269

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT — 96.0%
(Cost $274,649,730)			$274,303,959

Repurchase Agreement(d) – 3.1%

Joint Repurchase Agreement Account II
$9,000,000	5.292%	01/02/07	$9,000,000
Maturity Value: $9,005,292
(Cost $9,000,000)

TOTAL INVESTMENTS — 99.1%
(Cost $283,649,730)			$283,303,959

OTHER ASSETS IN EXCESS OF
LIABILITIES — 0.9%			2,463,812

NET ASSETS – 100.0%			$285,767,771

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2006.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $9,368,560, which represents approximately 3.3% of net assets as of December 31, 2006.

(c)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Joint repurchase agreement was entered into on December 29, 2006. Additional information appears on page 43.

(e)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

Investment Abbreviations:
CMBS	—	Commercial Mortgage Backed Securities
CMO	—	Collateralized Mortgage Obligations
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
PAC	—	Planned Amortization Class
REIT	—	Real Estate Investment Trust
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At December 31, 2006, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Expiration	Value on		Unrealized
Purchase Contracts	Date	Settlement Date	Current Value	Gain (Loss)

Australian Dollar	03/22/07	$4,416,111	$4,446,174	$30,063
British Pound	03/22/07	3,047,760	3,051,068	3,308
Euro	03/22/07	673,000	679,579	6,579
	03/22/07	900,000	897,569	(2,431)
Japanese Yen	03/22/07	278,379	272,944	(5,435)
New Zealand Dollar	03/22/07	483,363	493,474	10,111
Norwegian Krone	03/22/07	2,478,433	2,443,588	(34,845)
Swedish Krona	03/22/07	1,348,000	1,356,656	8,656
	03/22/07	3,856,741	3,837,508	(19,233)

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS		$17,481,787	$17,478,560	$(3,227)

Open Forward Foreign Currency	Expiration	Value on		Unrealized
Sale Contracts	Date	Settlement Date	Current Value	Gain (Loss)

Australian Dollar	03/22/07	$448,000	$454,419	$(6,419)
British Pound	03/22/07	673,000	677,547	(4,547)
Canadian Dollar	03/22/07	143,239	140,915	2,324
Euro	03/22/07	7,378,898	7,361,325	17,573
Japanese Yen	03/22/07	2,475,000	2,432,082	42,918
Swiss Franc	03/22/07	2,905,793	2,866,008	39,785
	03/22/07	224,000	225,103	(1,103)

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS		$14,247,930	$14,157,399	$90,531

FUTURES CONTRACTS — At December 31, 2006, the following futures contracts were open:

	Number of
	Contracts	Settlement		Unrealized
Type	Long (Short)	Month	Market Value	Gain (Loss)

Eurodollars	18	March 2007	$4,260,600	$(1,562)
Eurodollars	8	June 2007	1,895,400	(2,227)
Eurodollars	14	September 2007	3,322,025	(2,760)
Eurodollars	14	December 2007	3,326,750	(310)
Eurodollars	(4)	March 2008	(951,100)	1,236
Eurodollars	(4)	June 2008	(951,350)	836
U.S. Treasury Bonds	35	March 2007	3,900,312	(39,014)
2 Year U.S. Treasury Notes	(93)	March 2007	(18,974,906)	51,833
5 Year U.S. Treasury Notes	110	March 2007	11,556,875	(89,573)
10 Year U.S. Treasury Notes	96	March 2007	10,317,000	(125,142)

TOTAL			$17,701,606	$(206,683)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Performance Summary

December 31, 2006 (Unaudited)

The following graph shows the value, as of December 31, 2006, of a $10,000 investment made in the Fund on January 9, 2006. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Government/Mortgage Index (“Lehman Gov’t/MBS Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses, but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund. As a result of the reorganization as described on page 53, performance of the Fund prior to January 9, 2006 is not shown.

Government Income Fund’s Performance

Performance of a $10,000 Investment, Distributions Reinvested January 9, 2006 to December 31, 2006.

Cumulative Total Return from January 9, 2006 through December 31, 2006	Since Inception

Government Income Fund	3.86%

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments

December 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – 64.5%

Adjustable Rate FHLMC(a) – 2.0%
$875,844	4.847%	09/01/35	$874,143
926,967	4.733	10/01/35	907,270

			1,781,413

Adjustable Rate FNMA(a) – 4.5%
764,028	4.465	05/01/33	758,422
829,831	3.851	10/01/33	828,790
1,412,352	4.585	05/01/35	1,417,209
898,677	4.924	12/01/35	894,521

			3,898,942

Adjustable Rate Non-Agency(a) – 12.0%
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4
500,000	5.711	09/11/38	516,172
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A3
500,000	5.720	03/15/49	516,187
Citigroup/Deutsche Bank Commercial Mortgage Trust
1,000,000	5.226	07/15/44	997,713
Commercial Mortgage Pass Through Certificates Series 2006-C7, Class A4
1,000,000	5.769	06/10/46	1,036,240
Countrywide Alternative Loan Trust Series 2005-59, Class 1A2A
812,297	5.730	11/20/35	814,707
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR2, Class 2A1A
948,492	5.520	11/19/37	950,014
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
872,761	5.570	04/25/46	873,437
Luminent Mortgage Trust Series 2006-2, Class A1A
889,975	5.550	02/25/46	890,291
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1C
1,000,000	5.162	12/25/35	991,383
Washington Mutual, Inc. Series 2005-AR10, Class 1A3
1,000,000	4.837	09/25/35	991,171
Washington Mutual, Inc. Series 2006-AR13, Class 1A
940,351	5.707	10/25/46	942,996
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
907,649	5.605	07/25/36	904,599

			10,424,910

CMBS – 3.5%
Sequential Fixed Rate – 3.5%
Banc of America Commercial Mortgage, Inc. Series 2006-4 Class A4
1,000,000	5.634	07/10/46	1,020,798
Banc of America Commercial Mortgage, Inc. Series 2006-5, Class A4
1,000,000	5.414	09/10/47	1,004,614
Commercial Mortgage-Pass Through Certificates Series 2006-C8, Class A4
1,000,000	5.306	12/10/46	995,164

TOTAL CMBS			3,020,576

CMO – 19.5%
Interest Only(a)(c) – 0.0%
FNMA Series 2004-47, Class EI
429,228	0.000	06/25/34	15,195
FNMA Series 2004-62, Class DI
181,818	0.000	07/25/33	7,019

			22,214

Non-Agency CMO(a) – 2.1%
Washington Mutual, Inc. Series 2006-AR11, Class 3A1A
971,642	5.747	09/25/46	973,950
WMALT Mortgage Pass-Through Certificates Series 2006-AR7, Class A1A
877,170	5.747	09/25/46	879,527

			1,853,477

PAC – 16.4%
FNMA Series 2003-32, Class PD
5,525,348	4.000	07/25/22	5,480,632
FNMA Series 2003-70, Class BS
4,336,957	4.000	04/25/22	4,283,003
FNMA Series 2719, Class GC
4,580,000	5.000	06/15/26	4,529,390

			14,293,025

Principal Only(d) – 1.0%
FHLMC Series 235, Class PO
563,908	0.000	02/01/36	423,638
FNMA Series 363, Class 1
540,559	0.000	11/01/35	407,252

			830,890

TOTAL CMO			16,999,606

FHLMC – 7.6%
514	7.500	02/01/07	514
1,901,334	4.500	12/01/18	1,836,902
1,874,130	4.000	06/01/19	1,764,776
1,608,444	4.500	06/01/19	1,553,937
1,588	8.000	06/01/19	1,594
13,831	10.000	03/01/21	15,070
26,423	6.500	06/01/23	27,315
1,346,091	6.500	10/01/34	1,378,936

			6,579,044

FNMA – 15.4%
2,542	7.500	03/01/07	2,551
749	8.000	04/01/09	755
93,244	5.000	11/01/17	91,956
410,198	5.000	12/01/17	404,533
356,340	5.000	01/01/18	351,419

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

FNMA – (continued)
$1,033,583	5.000%	02/01/18	$1,019,310
301,927	5.000	03/01/18	297,586
45,456	4.500	04/01/18	43,958
470,920	5.000	04/01/18	463,991
383,742	4.500	05/01/18	371,098
177,960	5.000	05/01/18	175,341
517,198	4.500	06/01/18	500,156
951,373	5.000	06/01/18	937,374
27,211	4.500	07/01/18	26,314
28,048	5.000	07/01/18	27,635
1,861,872	4.000	09/01/18	1,758,167
866,351	4.500	09/01/18	837,804
27,222	4.500	10/01/18	26,325
1,103,173	4.500	11/01/18	1,066,822
586,771	5.000	11/01/18	578,136
133,197	4.500	12/01/18	128,808
859,015	5.000	12/01/18	846,375
27,482	4.500	01/01/19	26,576
38,669	4.500	03/01/19	37,395
967,555	5.000	04/01/19	953,317
899,408	5.000	06/01/19	886,173
321,896	4.500	09/01/19	311,290
91,903	4.500	03/01/20	88,875
240,443	4.500	04/01/20	232,520
26,110	8.000	09/01/21	27,537
121,589	7.500	05/01/36	125,984
567,722	7.500	06/01/36	588,243
201,295	7.500	07/01/36	208,571

			13,442,895

GNMA – 0.0%
3,030	6.500	06/15/09	3,072
19,380	7.000	06/15/12	20,001

			23,073

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $56,287,837)			$56,170,459

Agency Debentures – 27.3%

FHLB
$7,000,000	3.500%	04/06/09	$6,760,691
4,500,000	4.000	12/19/11	4,272,152
9,500,000	4.000	12/30/11	9,060,330
FNMA
3,000,000	3.860	02/22/08	2,956,338
Tennessee Valley Authority
700,000	5.375	04/01/56	712,187

TOTAL AGENCY DEBENTURES
(Cost $24,009,261)			$23,761,698

U.S. Treasury Obligations – 7.2%

United States Treasury Inflation-Protected Securities
$219,788	1.875%	07/15/13	212,336
428,304	2.000	07/15/14	415,706
518,876	1.875	07/15/15	497,473
United States Treasury Notes
1,900,000	4.875	10/31/08	1,900,891
2,200,000	4.500	09/30/11	2,180,664
800,000	5.125	05/15/16	824,031
United States Treasury Principal-Only STRIPS(b)
200,000	0.000	08/15/25	80,312
400,000	0.000	11/15/26	151,376

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $6,267,704)			$6,262,789

TOTAL INVESTMENTS – 99.0%
(Cost $86,564,802)			$86,194,946

OTHER ASSETS IN EXCESS OF
LIABILITIES – 1.0%			867,627

NET ASSETS – 100.0%			$87,062,573

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2006.

(b)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(d)	Security represents cash flow payments of principal on the underlying security. The actual effective yield of this security is different than the stated interest rate.

Investment Abbreviations:
CMBS	—	Commercial Mortgage Backed Securities
CMO	—	Collateralized Mortgage Obligations
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
PAC	—	Planned Amortization Class
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments (continued)
December 31, 2006

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2006, the following futures contracts were open:

	Number of
	Contracts	Settlement		Unrealized
Type	Long(Short)	Month	Market Value	Gain (Loss)

Eurodollars	4	March 2007	$946,800	$(614)
Eurodollars	4	June 2007	947,700	(1,114)
Eurodollars	10	September 2007	2,372,875	(1,971)
Eurodollars	10	December 2007	2,376,250	(221)
Eurodollars	(2)	March 2008	(475,550)	618
Eurodollars	(4)	June 2008	(951,350)	837
U.S. Treasury Bonds	72	March 2007	8,023,500	(101,671)
2 Year U.S. Treasury Notes	(31)	March 2007	(6,324,969)	17,254
5 Year U.S. Treasury Notes	(34)	March 2007	(3,572,125)	18,282
10 Year U.S. Treasury Notes	(12)	March 2007	(1,289,625)	13,853

TOTAL			$2,053,506	$(54,747)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments

December 31, 2006

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost
Bank Note – 1.5%

National City Bank
$3,000,000	4.79%	01/16/2007	$3,000,000

Commercial Paper and Corporate Obligations – 30.3%

Adirondack Corp.
$5,000,000	5.30%	01/23/2007	$4,983,805
Atlantic Asset Securitization Corp.
3,000,000	5.28	03/20/2007	2,965,712
Charta LLC
5,000,000	5.29	02/01/2007	4,977,224
Davis Square Funding VI (Delaware) Corp.
5,000,000	5.29	01/11/2007	4,992,653
Falcon Asset Securitization Corp.
3,000,000	5.34	01/22/2007	2,990,655
G Street Finance (Delaware) Corp.
5,000,000	5.30	01/23/2007	4,983,805
George Street Finance LLC
5,000,000	5.26	01/12/2007	4,991,964
Irish Life & Permanent PLC
2,400,000	5.26	01/18/2007	2,394,039
KLIO III Funding Corp.
5,000,000	5.27	02/07/2007	4,972,918
Liberty Street Funding Corp.
5,000,000	5.32	01/02/2007	4,999,261
Three Pillars Funding LLC
7,355,000	5.26	02/23/2007	7,298,044
Tulip Funding Corp.
3,000,000	5.38	01/29/2007	2,987,447
United Parcel Service of America, Inc.
2,000,000	5.21	07/31/2007	1,938,927
Westpac Banking Corp.
5,000,000	5.21	05/07/2007	4,908,825

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$60,385,279

Eurodollar Certificates of Deposit – 3.0%

Northern Rock PLC
$5,000,000	5.34%	01/31/2007	$5,000,000
Societe Generale
1,000,000	5.30	01/03/2008	1,000,000

TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT			$6,000,000

Master Demand Note – 2.0%

Merrill Lynch Mortgage Capital, Inc.
$4,000,000	5.43%	01/03/2007	$4,000,000

Medium Term Notes – 3.0%

UBS AG Stamford
$1,000,000	5.40%	11/28/2007	$1,000,000
Wal-Mart Stores, Inc.(a)
5,000,000	5.50	07/16/2007	5,001,730

TOTAL MEDIUM TERM NOTES			$6,001,730

Variable Rate Obligations(b) – 32.6%

Caja Madrid
$5,000,000	5.37%	01/19/2007	$5,000,000
Credit Suisse First Boston, Inc.
5,000,000	5.35	02/20/2007	5,000,000
Crown Point Capital Co. LLC
5,000,000	5.30	03/08/2007	4,999,817
HBOS Treasury Services PLC
5,000,000	5.32	01/08/2007	5,000,000
IBM Corp.(a)
10,000,000	5.36	01/08/2007	10,000,000
Lehman Brothers Holdings, Inc.
5,000,000	5.34	02/26/2007	5,000,000
Lexington Parker Capital Corp.
5,000,000	5.32	01/10/2007	4,999,991
Merrill Lynch & Co., Inc.
2,000,000	5.36	01/16/2007	2,000,000
National City Bank of Indiana
5,000,000	5.35	01/04/2007	4,999,992
Nordea Bank AB(a)
4,000,000	5.36	01/11/2007	4,000,000
Societe Generale
5,000,000	5.30	01/31/2007	4,999,518
Suntrust Bank
5,000,000	5.32	01/02/2007	5,000,083
Wells Fargo & Co.
4,000,000	5.34	01/03/2007	4,000,000

TOTAL VARIABLE RATE OBLIGATIONS			$64,999,401

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)
December 31, 2006

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost
Yankee Certificates of Deposit – 16.8%

Barclays Bank PLC
$11,000,000	5.33%	01/16/2007	$11,000,000
DePfa Bank PLC
6,500,000	5.33	01/30/2007	6,500,000
Deutsche Bank AG
2,000,000	4.80	01/29/2007	2,000,000
2,000,000	5.09	02/28/2007	2,000,000
1,000,000	5.40	11/21/2007	1,000,000
Norinchukin Bank NY
5,000,000	5.39	01/19/2007	5,000,000
6,000,000	5.37	04/11/2007	6,000,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT			$33,500,000

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 89.2%			$177,886,410

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(c) – 11.0%

Joint Repurchase Agreement Account II
$22,000,000	5.292%	01/02/2007	$22,000,000
Maturity Value: $22,012,936

TOTAL INVESTMENTS – 100.2%			$199,886,410

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			(447,507)

NET ASSETS – 100.0%			$199,438,903

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $19,001,730, which represents approximately 9.5% of net assets as of December 31, 2006.

(b)	Variable or floating rate security index is based on either Federal Funds, U.S. Treasury Bill, or London Interbank Offered Rate (“LIBOR”).

(c)	Joint repurchase agreement was entered into on December 29, 2006. Additional information appears on page 43.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Schedule of Investments

December 31, 2006

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2006, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Principal
Fund	Amount

Equity Index	$5,600,000

Core Fixed Income	9,000,000

Money Market	22,000,000

Repurchase	Principal	Interest	Maturity	Maturity
Agreements	Amount	Rate	Date	Value

ABN Amro, Inc.	$500,000,000	5.32%	01/02/07	$500,295,556

Banc of America Securities LLC	750,000,000	5.32	01/02/07	750,443,333

Barclays Capital PLC	525,000,000	5.32	01/02/07	525,310,333

Bear Stearns	500,000,000	5.32	01/02/07	500,295,556

Deutsche Bank Securities, Inc.	750,000,000	5.31	01/02/07	750,442,500

Greenwich Capital Markets	300,000,000	5.32	01/02/07	300,177,333

Morgan Stanley & Co.	500,000,000	5.32	01/02/07	500,295,556

UBS Securities LLC	700,000,000	5.18	01/02/07	700,402,889

UBS Securities LLC	700,000,000	5.22	01/02/07	700,406,000

UBS Securities LLC	850,000,000	5.32	01/02/07	850,502,444

Wachovia Capital Markets	250,000,000	5.32	01/02/07	250,147,778

TOTAL	$6,325,000,000			$6,328,719,278

At December 31, 2006, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 7.23%, due 01/12/07 to 11/01/16; Federal Home Loan Mortgage Association, 3.50% to 9.00%, due 02/01/07 to 01/01/37; Federal National Mortgage Association, 0.00% to 11.50%, due 07/01/07 to 01/01/37 and Government National Mortgage Association, 4.50% to 9.00%, due 10/15/09 to 12/20/36. The aggregate market value of the collateral, including accrued interest, was $6,462,454,814.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

December 31, 2006

	Growth	Equity	Core	Government	Money
	Opportunities	Index	Fixed Income	Income	Market
	Fund	Fund	Fund	Fund	Fund
Assets:

Investment in securities, at value (identified cost $211,070,738, $310,870,982, $274,649,730, $86,564,802, and $177,886,410, respectively) — including $4,071,820, $1,291,082, $0, $0, and $0 of securities on loan, respectively	$215,311,390	$430,949,734	$274,303,959	$86,194,946	$177,886,410
Repurchase agreement, at value (cost $0, $5,600,000, $9,000,000, $0 and $22,000,000, respectively)	—	5,600,000	9,000,000	—	22,000,000
Securities lending collateral, at value (cost $4,207,025, $1,330,500, $0, $0 and $0, respectively)	4,207,025	1,330,500	—	—	—
Cash	264,799	212,411	152,848	—	70,545
Foreign currencies, at value (identified cost $1,015, $0, $0, $0, and $0, respectively)	963	—	—	—	—
Receivables:
Interest and dividends, at value	62,834	597,356	2,090,280	611,310	1,240,196
Investment securities sold	—	1,798,158	712,460	1,166,625	—
Fund shares sold	29,628	—	—	933	348,374
Forward foreign currency exchange contracts, at value	—	—	161,317	—	—
Variation margin	—	—	95,613	45,257	—
Reimbursement from adviser	4,983	—	—	—	—
Securities lending income	2,194	197	—	—	—

Total assets	219,883,816	440,488,356	286,516,477	88,019,071	201,545,525

Liabilities:

Due to Custodian	—	50,575	—	747,338	—
Payables:
Payable upon return of securities loaned	4,207,025	1,330,500	—	—	—
Fund shares repurchased	141,172	319,412	387,732	17,430	931,652
Investment securities purchased	—	—	—	—	1,000,000
Amounts owed to affiliates	211,599	127,262	131,837	50,699	83,227
Forward foreign currency exchange contracts, at value	—	—	74,013	—	—
Variation margin	—	32,130	—	—	—
Accrued expenses	73,345	157,931	155,124	141,031	91,743

Total liabilities	4,633,141	2,017,810	748,706	956,498	2,106,622

Net Assets:

Paid-in capital	206,690,028	417,214,730	295,373,301	91,249,276	199,440,771
Accumulated undistributed net investment income (loss)	—	37,834	(62,855)	—	—
Accumulated net realized gain (loss) on investment, futures and foreign currency related transactions	4,320,047	(98,869,791)	(9,077,525)	(3,762,100)	(1,868)
Net unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	4,240,600	120,087,773	(465,150)	(424,603)	—

NET ASSETS	$215,250,675	$438,470,546	$285,767,771	$87,062,573	$199,438,903

Total Service Shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized)	35,466,865	39,732,970	28,744,944	8,738,011	199,438,903
Net asset value, offering and redemption price per share:	$6.07	$11.04	$9.94	$9.96	$1.00

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Year Ended December 31, 2006

	Growth	Equity	Core	Government	Money
	Opportunities	Index	Fixed Income	Income	Market
	Fund	Fund	Fund	Fund	Fund
Investment income:

Interest (including securities lending income of $21,417, $10,303, $0, $0 and $0, respectively)	$92,830	$248,678	$15,090,941	$4,292,551	$11,013,108
Dividends(a)	1,215,581	8,431,676	—	—	—

Total income	1,308,411	8,680,354	15,090,941	4,292,551	11,013,108

Expenses:

Management fees	2,374,002	1,386,803	1,220,308	504,973	761,881
Distribution and Service fees	589,010	1,117,634	755,470	232,390	542,038
Transfer agent fees	92,434	175,392	118,557	36,469	85,061
Custody and accounting fees	80,568	207,655	160,029	70,455	45,696
Professional fees	55,522	56,136	59,899	56,605	55,182
Printing fees	24,244	31,307	33,679	24,590	23,942
Trustee fees	15,083	15,083	15,083	15,083	15,083
Other	7,070	7,042	7,185	6,289	6,873

Total expenses	3,237,933	2,997,052	2,370,210	946,854	1,535,756

Less — expense reductions	(525,304)	(1,169,162)	(735,343)	(311,383)	(466,029)

Net expenses	2,712,629	1,827,890	1,634,867	635,471	1,069,727

NET INVESTMENT INCOME (LOSS)	(1,404,218)	6,852,464	13,456,074	3,657,080	9,943,381

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions (including commissions recaptured of $5,699, $21,979, $0, $0 and $0, respectively)	91,040,144	24,667,404	(4,113,712)	(1,412,995)	—
Futures transactions	—	409,981	498,002	217,017	—
Foreign currency related transactions	31,561	—	(535,947)	—	—
Net change in unrealized gain (loss) on:
Investments	(76,856,321)	31,716,110	2,734,239	1,122,503	—
Futures	—	9,021	(206,683)	(54,747)	—
Translation of assets and liabilities denominated in foreign currencies	(52)	—	87,304	—	—

Net realized and unrealized gain (loss) on investment, futures and foreign currency related transactions	14,215,332	56,802,516	(1,536,797)	(128,222)	—

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,811,114	$63,654,980	$11,919,277	$3,528,858	$9,943,381

(a)	For the Growth Opportunities Fund, foreign taxes withheld on dividends were $91.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Growth Opportunities		Equity Index

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005
From operations:

Net investment income (loss)	$(1,404,218)	$(1,385,951)	$6,852,464	$7,153,922
Net realized gain (loss) from investment, futures and foreign currency related transactions	91,071,705	40,227,353	25,077,385	604,471
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(76,856,373)	(2,140,031)	31,725,131	13,306,879

Net increase in net assets resulting from operations	12,811,114	36,701,371	63,654,980	21,065,272

Distributions to shareholders:

From net investment income	—	—	(6,863,196)	(7,221,232)
From net realized gain	(89,741,828)	(66,125,528)	—	—
Tax return of capital	—	—	—	—

Total distributions to shareholders	(89,741,828)	(66,125,528)	(6,863,196)	(7,221,232)

From capital transactions:

Proceeds from sales of shares	565,388	1,523,762	6,907,077	15,944,208
Reinvestment of dividends and distributions	89,741,828	66,125,528	6,863,196	7,221,232
Cost of shares repurchased	(71,951,318)	(63,757,175)	(121,920,092)	(142,459,001)

Net increase (decrease) in net assets resulting from share transactions	18,355,898	3,892,115	(108,149,819)	(119,293,561)

Payment from previous investment manager of merged fund	2,462	—	241,488	—

Net increase (decrease) in net assets resulting from capital transactions	18,358,360	3,892,115	(107,908,331)	(119,293,561)

TOTAL DECREASE	(58,572,354)	(25,532,042)	(51,116,547)	(105,449,521)

Net assets:

Beginning of year	273,823,029	299,355,071	489,587,093	595,036,614

End of year	$215,250,675	$273,823,029	$438,470,546	$489,587,093

Accumulated undistributed (distribution in excess of) net investment income	$—	$—	$37,834	$37,406

Summary of share transactions:

Shares sold	61,670	668,774	642,626	6,111,008
Impact of conversion of shares due to merger	(105,942,206)	—	(127,249,407)	—
Shares issued on reinvestment of dividends and distributions	14,544,860	31,789,823	619,981	2,707,229
Shares repurchased	(8,003,266)	(28,593,655)	(12,847,336)	(53,625,297)

NET INCREASE (DECREASE)	(99,338,942)	3,864,942	(138,834,136)	(44,807,060)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Core Fixed Income		Government Income		Money Market

For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005

$13,456,074	$14,804,890	$3,657,080	$3,645,011	$9,943,381	$6,625,258
(4,151,657)	(42,163)	(1,195,978)	(291,847)	—	(1,868)
2,614,860	(8,164,069)	1,067,756	(1,607,735)	—	—

11,919,277	6,598,658	3,528,858	1,745,429	9,943,381	6,623,390

(13,428,582)	(17,062,085)	(3,790,127)	(3,996,071)	(9,943,381)	(6,646,008)
—	—	—	—	—	—
—	—	—	—	—	(56,233)

(13,428,582)	(17,062,085)	(3,790,127)	(3,996,071)	(9,943,381)	(6,702,241)

6,755,685	13,661,274	5,206,721	3,171,313	122,952,588	109,105,489
13,428,582	17,062,085	3,790,127	3,996,071	9,965,929	6,702,241
(65,768,167)	(89,617,770)	(24,444,204)	(31,008,367)	(155,695,349)	(158,191,711)

(45,583,900)	(58,894,411)	(15,447,356)	(23,840,983)	(22,776,832)	(42,383,981)

—	—	2,488	—	—	—

(45,583,900)	(58,894,411)	(15,444,868)	(23,840,983)	(22,776,832)	(42,383,981)

(47,093,205)	(69,357,838)	(15,706,137)	(26,091,625)	(22,776,832)	(42,462,832)

332,860,976	402,218,814	102,768,710	128,860,335	222,215,735	264,678,567

$285,767,771	$332,860,976	$87,062,573	$102,768,710	$199,438,903	$222,215,735

$(62,855)	$(485,359)	$—	$23,840	$—	$—

1,414,696	12,685,160	521,937	2,946,864	122,952,588	109,105,487
(281,251,666)	—	(85,825,236)	—	—	—
1,366,538	15,973,918	383,634	3,735,449	9,965,929	6,702,241
(8,050,378)	(83,108,605)	(3,162,454)	(28,811,809)	(155,695,349)	(158,191,711)

(286,520,810)	(54,449,527)	(88,082,119)	(22,129,496)	(22,776,832)	(42,383,983)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from											Ratios assuming
		investment operations											no expense reductions
						Distributions					Ratio of
	Net asset					to shareholders			Net assets	Ratio of	net investment		Ratio of
	value,	Net		Net realized	Total from	from net	Net asset		at end of	net expenses	loss		total expenses	Portfolio
	beginning	investment		and unrealized	investment	realized	value, end	Total	year	to average	to average		to average	turnover
	of year	loss		gain (loss)	operations	gains	of year	return(b)	(in 000s)	net assets	net assets		net assets	rate

FOR THE YEARS ENDED DECEMBER 31,(c)

2006	$9.69	$(0.06	) (a)	$0.68	$0.62	$(4.24)	$6.07	5.74%	$215,251	1.15%	(0.60	)%(d)	1.37%	82%
2005	10.90	(0.05	) (e)(g)	1.54	1.49	(2.70)	9.69	14.68	273,823	1.15	(0.50)		1.15	27
2004(f)	10.13	(0.07	) (g)	1.78	1.71	(0.94)	10.90	18.62	299,355	1.14	(0.70)		1.15	38
2003(f)	7.25	(0.07	) (g)	2.95	2.88	—	10.13	39.72	296,204	1.11	(0.70)		1.13	46
2002(f)	9.25	(0.07	) (g)	(1.93)	(2.00)	—	7.25	(21.62)	287,593	1.05	(0.70)		1.06	41

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Growth Opportunities Fund first began operations as the Allmerica Select Capital Appreciation Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such acquisition, the Goldman Sachs Growth Opportunities Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(d)	Ratio of net investment loss assuming no expense reductions is (0.82)%.
(e)	Investment income per share reflects a special dividend of $0.005 for the Predecessor AIT Fund.

(f)	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change.

(g)	Calculated based on the SEC methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

																Ratios
																assuming no
		Income (loss) from				Distributions										expense
		investment operations				to shareholders										reductions
														Ratio of
	Net asset											Net assets	Ratio of	net investment		Ratio of
	value,	Net		Net realized	Total from	From net	From net		Net asset			at end of	net expenses	income		total expenses	Portfolio
	beginning	investment		and unrealized	investment	investment	realized	Total	value, end	Total		year	to average	to average		to average	turnover
	of year	income		gain (loss)	operations	income	gains	distributions	of year	return(b)		(in 000s)	net assets	net assets		net assets	rate

FOR THE YEARS ENDED DECEMBER 31,(c)

2006	$9.71	$0.16	(a)	$1.34	$1.50	$(0.17)	$—	$(0.17)	$11.04	15.49	% (i)	$438,471	0.41%	1.53	%(d)	0.67%	4%
2005	9.43	0.13	(e)(h)	0.28	0.41	(0.13)	—	(0.13)	9.71	4.38		489,587	0.52	1.35		0.52	7
2004(f)	8.69	0.14	(h)	0.74	0.88	(0.14)	—	(0.14)	9.43	10.32		595,037	0.50	1.53		0.52	4
2003(f)	6.88	0.10	(g)(h)	1.81	1.91	(0.10)	—	(0.10)	8.69	27.83		666,455	0.45	1.37		0.50	23
2002(f)	9.62	0.10	(h)	(2.19)	(2.09)	(0.10)	(0.55)	(0.65)	6.88	(22.22)		342,683	0.45	1.16		0.47	10

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Equity Index Fund first began operations as the Allmerica Equity Index Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such acquisition, the Goldman Sachs Equity Index Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(d)	Ratio of net investment income assuming no expense reductions is 1.27%.
(e)	Investment income per share reflects a special dividend of $0.028 for the Predecessor AIT Fund.

(f)	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change.

(g)	Net investment income per share before expense reductions was $0.099.
(h)	Calculated based on the SEC methodology.

(i)	Total return reflects the impact of a payment from previous investment manager of a merged fund to compensate for possible adverse effects of trading activity of certain contract holders of the merged fund prior to January 9, 2006 received this year. Excluding such payments, the total return would have been 15.39%.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from					Distributions										Ratios assuming no
		investment operations					to shareholders										expense reductions
															Ratio of
	Net asset												Net assets	Ratio of	net investment		Ratio of
	value,	Net		Net realized		Total from	From net	From net		Net asset			at end of	net expenses	income		total expenses	Portfolio
	beginning	investment		and unrealized		investment	investment	realized	Total	value, end	Total		year	to average	to average		to average	turnover
	of year	income		gain (loss)		operations	income	gains	distributions	of year	return(b)		(in 000s)	net assets	net assets		net assets	rate(e)

FOR THE YEARS ENDED DECEMBER 31,(c)

2006	$9.98	$0.44	(a)	$(0.03	)(i)	$0.41	$(0.45)	$—	$(0.45)	$9.94	4.23	%(h)	$285,768	0.54%	4.49	%(d)	0.78%	265%
2005	10.29	0.42	(g)	(0.24)		0.18	(0.49)	—	(0.49)	9.98	1.84		332,861	0.64	4.05		0.64	110
2004	10.58	0.41	(g)	—		0.41	(0.56)	(0.14)	(0.70)	10.29	3.98		402,219	0.64	3.78		0.64	113
2003	10.72	0.38	(g)	(0.03	)(f)	0.35	(0.49)	—	(0.49)	10.58	3.31		530,199	0.63	3.42		0.63	192
2002	10.46	0.51	(g)	0.32		0.83	(0.57)	—	(0.57)	10.72	8.14		620,074	0.58	4.85		0.58	130

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Core Fixed Income Fund first began operations as the Allmerica Select Investment Grade Income Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such acquisition, the Goldman Sachs Core Fixed Income Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(d)	Ratio of net investment income assuming no expense reductions is 4.25%.
(e)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 259% for the year ended December 31, 2006. Prior year ratios include the effect of mortgage dollar roll transactions.

(f)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period. This is due to the timing of sales and repurchases of Fund shares in relation to the fluctuating market values of the investments of the Fund.

(g)	Calculated based on the SEC methodology.
(h)	Total return reflects the impact of payments received for class action settlements received this year. Excluding such payment, the total return would have been 3.81%.

(i)	Reflects an increase of $0.04 due to payments received for class action settlements received this year.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

															Ratio assuming no
		Income (loss) from				Distributions									expense reductions
		investment operations				to shareholders
													Ratio of		Ratio of
	Net asset										Net assets	Ratio of	net investment		total expenses
	value,	Net		Net realized	Total from	From net	From net		Net asset		at end of	net expenses	income to		to average	Portfolio
	beginning	investment		and unrealized	investment	investment	realized	Total	value, end	Total	year	to average	average		net	turnover
	of year	income		gain (loss)	operations	income	gains	distributions	of year	return(b)	(in 000s)	net assets	net assets		assets	rate(e)

FOR THE YEARS ENDED DECEMBER 31,(c)

2006	$9.98	$0.39	(a)	$0.01	$0.40	$(0.42)	$—	$(0.42)	$9.96	4.05%	$87,063	0.68%	3.96	%(d)	1.02%	523%
2005	10.19	0.32	(f)	(0.16)	0.16	(0.37)	—	(0.37)	9.98	1.55	102,769	0.74	3.18		0.74	44
2004	10.39	0.28	(f)	(0.07)	0.21	(0.39)	(0.02)	(0.41)	10.19	2.12	128,860	0.73	3.02		0.73	77
2003	10.63	0.28	(f)	(0.10)	0.18	(0.42)	—	(0.42)	10.39	1.67	20,018	0.71	2.82		0.71	55
2002	10.13	0.39	(f)	0.53	0.92	(0.42)	—	(0.42)	10.63	9.28	291,995	0.68	3.48		0.68	79

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. The Goldman Sachs Government Income Fund first began operations as the Allmerica Government Bond Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such acquisition, the Goldman Sachs Government Income Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(d)	Ratio of net investment income assuming no expense reductions is 3.62%.
(e)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 447% for the year ended December 31, 2006. Prior year ratios include the effect of mortgage dollar roll transactions.

(f)	Calculated based on the SEC methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

												Ratios assuming no
												expense reductions
										Ratio of
	Net asset							Net assets	Ratio of	net investment		Ratio of
	value,	Net				Net asset		at end of	net expenses	income		total expenses
	beginning	investment		Distributions		value, end	Total	year	to average	to average		to average
	of year	income		to shareholders		of year	return(b)	(in 000s)	net assets	net assets		net assets

FOR THE YEARS ENDED DECEMBER 31,(c)

2006	$1.00	$0.05	(a)	$(0.05)		$1.00	4.65%	$199,439	0.49%	4.59	%(d)	0.71%
2005	1.00	0.03	(e)	(0.03	)(f)	1.00	2.75	222,194	0.55	2.65		0.55
2004	1.00	0.01	(e)	(0.01)		1.00	0.91	264,679	0.52	0.88		0.52
2003	1.00	0.01	(e)	(0.01)		1.00	0.80	377,155	0.53	0.82		0.53
2002	1.00	0.02	(e)	(0.02)		1.00	1.66	704,805	0.45	1.63		0.45

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. The Goldman Sachs Money Market Fund first began operations as the Allmerica Money Market Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such acquisition, the Goldman Sachs Money Market Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund.
(d)	Ratio of net investment income assuming no expense reductions is 4.37%.
(e)	Calculated based on the SEC methodology.

(f)	Distribution from net realized gain on investments and return of capital amounted to less than $0.0005.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements

December 31, 2006

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”) as an open-end, management investment company. The Trust includes the Goldman Sachs Growth Opportunities Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Money Market Fund (collectively, the “Funds” or individually a “Fund”). On January 9, 2006, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) previously approved by the Trust’s Board of Trustees, all of the assets, subject to liabilities, of Allmerica Investment Trust’s (“AIT”) Select Capital Appreciation, Equity Index, Select Investment Grade Income, Government Bond and Money Market Funds (collectively the “Predecessor AIT Funds” or individually the “Predecessor AIT Fund”) were transferred to the newly formed Goldman Sachs Variable Insurance Trust’s (“VIT”) Growth Opportunities, Equity Index, Core Fixed Income, Government Income and Money Market Funds, respectively, in exchange for beneficial interest of the Funds Service Class Shares of equal value on the close of business on January 6, 2006. The Predecessor AIT Funds were the accounting survivor in the reorganization and as such, the financial statements and financial highlights reflect the financial information of the Predecessor AIT Funds through January 8, 2006. Each Fund is a diversified portfolio under the Act.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official close price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

     The Money Market Fund uses the amortized-cost method, as permitted by Rule 2a-7 under the Act, for valuing portfolio securities, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date (net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds). Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Certain mortgage security paydown gains and losses are recorded as interest income (loss) and are included in interest income in the accompanying Statements of Operations. Original issue discounts (OID) on debt securities are accreted to interest income over the life of the security with a corresponding increase in the cost basis of that security. Market discounts

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
and market premiums on debt securities are accreted/amortized to interest income over the expected life of the security with a corresponding adjustment in the cost basis of that security.
     Pursuant to applicable law and procedures adopted by the Trust’s Board of Trustees, securities transactions in portfolio securities (including futures transactions) may be effected from time to time through Goldman Sachs or an affiliate. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually for the Growth Opportunities and Equity Index Funds, declared and paid quarterly for the Core Fixed Income and Government Income Funds and declared daily and paid monthly for the Money Market Fund. Capital gains distributions, if any, are declared and paid annually for all Funds. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
     In addition, distributions paid by the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Forward Foreign Currency Exchange Contracts — The Core Fixed Income Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 2006, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

G. Forward Sales Contracts — The Core Fixed Income and Government Income Funds may enter into forward security sales of mortgage-backed securities in which the Funds sell securities in the current month for delivery of securities, defined by pool-stipulated characteristics, on a specified future date. The value of the contract is recorded as a liability on the Fund’s records with the difference between its market value and cash proceeds received being recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold.

H. Futures Contracts — The Funds, except the Money Market Fund, may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.

     The use of futures contracts involve, to varying degrees, elements of market risk and counterparty which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

I. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

J. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

K. Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds for which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index (“CPI”). The adjustments for interest income due to inflation are reflected in interest income in the Statements of Operations. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

L. Commission Recapture — The Growth Opportunities and Equity Index Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) on investments in the Statements of Operations.

3. AGREEMENTS

Effective January 9, 2006, GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), assumed the role of investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under this Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”), computed daily and payable monthly, equal to an annual percentage rate of the Funds’ average daily net assets.
     The Agreement for the following Funds provide for Management fees at annual rates equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

	1.00%	First $	2 Billion
Growth Opportunities	0.90%	Over $	2 Billion

	0.40%	First $	1 Billion
	0.36%	Next $	1 Billion
Core Fixed Income	0.34%	Over $	2 Billion

	0.54%	First $	1 Billion
	0.49%	Next $	1 Billion
Government Income	0.47%	Over $	2 Billion

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3. AGREEMENTS (continued)

     The Agreement for the Equity Index Fund provides for a Management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. If the Fund’s average daily net assets are between $300 million and $400 million, 0.05% of the Management fee will be waived on a voluntary basis. If the Fund’s average daily net assets exceed $400 million, 0.10% of the Management fee will be waived on a voluntary basis. These waivers may be modified or terminated at any time without shareholder approval.
     As authorized by the Management Agreement, GSAM has entered into a Sub-advisory Agreement with SSgA Funds Management, Inc. (“SSgA”) who serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, computed daily and payable monthly, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion.
     The Agreement for the Money Market Fund provides for a Management fee at an annual rate equal to 0.35% of the Fund’s average daily net assets.
     Prior to January 9, 2006, Allmerica Financial Investment Management Services, Inc., a wholly-owned subsidiary of Allmerica Financial Life Insurance and Annuity Company (“AFLIAC”), served as investment manager and administrator to the Trust. For these services and under the terms of the management agreement, the Funds paid a monthly fee, calculated and accrued daily, at an annual rate based upon the following fee schedules:

	Percentage of Average Daily Net Assets

	First	Next	Next	Next	Next	Over
Fund	$100,000,000	$150,000,000	$250,000,000	$250,000,000	$250,000,000	$1,000,000,000

Growth Opportunities (formerly AIT Select Capital Appreciation Fund)	1.00%	0.90%	0.80%	0.70%	0.70%	0.65%
Government Income (formerly AIT Government Bond Fund)	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Money Market (formerly AIT Money Market Fund)	0.35%	0.30%	0.30%	0.25%	0.20%	0.20%

	First	Next	Over
Fund	$50,000,000	$200,000,000	$250,000,000

Equity Index (formerly AIT Equity Index Fund)	0.35%	0.30%	0.25%

	First	Next	Over
Fund	$50,000,000	$50,000,000	$100,000,000

Core Fixed Income (formerly AIT Select Investment Grade Income Fund)	0.50%	0.45%	0.40%

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3. AGREEMENTS (continued)

     During the year ended December 31, 2006, AFLIAC made voluntary contributions in the amount of $2,462, $241,488, and $2,488 to the Growth Opportunities, Equity Index, and Government Income Funds, respectively, to compensate for possible adverse effects of trading activity by certain contract holders prior to January 9, 2006.

In connection with the reorganization of the Funds of the Allmerica Investment Trust on January 9, 2006, GSAM has contractually agreed to reimburse the following Funds as necessary to limit the total annual operating expenses of the Funds to the following levels until June 2007:

Fund

Growth Opportunities	1.144%

Equity Index	0.404%

Core Fixed Income	0.544%

Government Income	0.684%

Money Market	0.494%

     GSAM has also voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service Fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder meeting and other extraordinary expenses exclusive of any offset arrangements) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Funds. GSAM has agreed to maintain this expense limitation reduction on a voluntary basis. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the period January 9, 2006 through December 31, 2006, the Other Expense limitations for the Growth Opportunities Fund, Equity Index Fund, Core Fixed Income Fund, Government Income Fund, and Money Market Fund as an annual percentage rate of average daily net assets were 0.004%, 0.064%, 0.004%, 0.004%, and 0.004%, respectively.
     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.04% of the average daily net assets of the Funds.
     The Trust has adopted, on behalf of the Service Shares of the Funds, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has voluntarily agreed to waive distribution and service fees for Service Shares so as not to exceed 0.10% of average daily net assets for the Growth Opportunities, Equity Index, Core Fixed Income, Government Income and Money Market Funds. These waivers may be modified or terminated at any time at the option of Goldman Sachs.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3. AGREEMENTS (continued)

     For the year ended December 31, 2006, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

	Fee Waivers		Expense Credits
					Other	Total
		Distribution	Custody	Transfer	Expense	Expense
Fund	Management	and Service	Fee	Agent Fee	Reimbursement	Reductions

Growth Opportunities	$—	$348	$3	$7	$167	$525

Equity Index	478	661	4	13	13	1,169

Core Fixed Income	—	447	23	9	256	735

Government Income	—	137	4	3	167	311

Money Market	—	321	2	6	137	466

     At December 31, 2006, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Growth Opportunities	$186	$19	$7	$212

Equity Index	75	37	15	127

Core Fixed Income	98	24	10	132

Government Income	40	8	3	51

Money Market	59	17	7	83

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2006, were as follows:

			Sales and
		Purchases	Maturities of	Sales and Maturities
	Purchases of	(Excluding	U.S. Government	(Excluding U.S.
	U.S. Government and	U.S. Government and	and Agency	Government and
Fund	Agency Obligations	Agency Obligations)	Obligations	Agency Obligations)

Growth Opportunities	$—	$347,879,090	$—	$194,081,578

Equity Index	—	17,593,606	—	117,262,855

Core Fixed Income	581,420,535	153,879,611	579,666,097	179,682,519

Government Income	456,504,345	18,889,742	468,614,798	12,865,333

     For the year ended December 31, 2006, Goldman Sachs earned approximately $4,200, $2,000, $24,200, and $8,600 of brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Growth Opportunities, Equity Index, Core Fixed Income, and Government Income Funds, respectively.

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Growth Opportunities and Equity Index Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price, or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended December 31, 2006, are reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $2,400 and $100 represents compensation earned by the Growth Opportunities and Equity Index Funds from lending their securities to Goldman Sachs. For the year ended December 31, 2006, BGA earned approximately $2,700 and $1,600 in fees as securities lending agent for the Growth Opportunities and Equity Index Funds, respectively. At December 31, 2006, the Growth Opportunities and Equity Index Funds loaned securities having a market value of $4,071,820 and $1,291,082 that were collateralized by cash in the amount of $4,207,025 and $1,330,500, respectively.

6. LINE OF CREDIT FACILITY

The Funds participate in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of the Funds’ total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the year ended December 31, 2006, the Funds did not have any borrowings under this facility.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

	Growth
	Opportunities	Equity Index	Core Fixed Income	Government Income	Money Market

Distributions paid from:
Ordinary income	$9,315,607	$6,863,196	$13,428,582	$3,790,127	$9,943,381
Net long-term capital gains	80,426,221	—	—	—	—

Total taxable distributions	$89,741,828	$6,863,196	$13,428,582	$3,790,127	$9,943,381

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

	Growth
	Opportunities	Equity Index	Core Fixed Income	Government Income	Money Market

Distributions paid from:
Ordinary income	$4,773,256	$7,221,232	$17,062,085	$3,996,071	$6,646,008
Net long-term capital gains	61,352,272	—	—	—	—

Total taxable distributions	$66,125,528	$7,221,232	$17,062,085	$3,996,071	$6,646,008

As of December 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth
	Opportunities	Equity Index	Core Fixed Income	Government Income	Money Market

Undistributed ordinary income — net	$4,459,095	$—	$24,449	$—	$—
Undistributed long-term capital gains	580,365	—		—	—

Total undistributed earnings	$5,039,460	$—	$24,449	$—	$—

Capital loss carryforward*(1):
Expiring 2007	—	(92,037)	—	—	—
Expiring 2008	(285,234)	(26,761,314)	—	—	—
Expiring 2009	—	(13,380,657)	—	—	—
Expiring 2010	—	(14,005,437)	—	—	—
Expiring 2011	—	(16,843,955)	—	—	—
Expiring 2012	—	(7,271,316)	(1,472,715)	(1,242,253)	—
Expiring 2013	—	—	(657,789)	(1,135,876)	—
Expiring 2014	—	—	(7,130,150)	(1,392,726)	(1,868)

Total capital loss carryforward	(285,234)	(78,354,716)	(9,260,654)	(3,770,855)	(1,868)

Timing differences	—	10,700	—	(42,177)	—
Unrealized gains (losses) — net	3,806,421	99,599,832	(369,325)	(373,671)	—

Total accumulated earnings (losses) — net	$8,560,647	$21,255,816	$(9,605,530)	$(4,186,703)	$(1,868)

*	Expiration occurs on December 31 of the year indicated. Utilization of these losses may be limited under the Internal Revenue Code.

(1)	The Growth Opportunities and Equity Index Funds utilized $142,617 and $17,142,819, respectively, of capital losses in the current fiscal year.

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

7. TAX INFORMATION (continued)

At December 31, 2006, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Growth		Core	Government
	Opportunities	Equity Index	Fixed Income	Income

Tax Cost	$215,711,942	$338,280,402	$283,673,284	$86,568,617

Gross unrealized gain	12,718,735	104,363,876	1,529,619
Gross unrealized loss	(8,912,262)	(4,764,044)	(1,898,944)	452,193 (825,864)

Net unrealized security gain (loss)	$3,806,473	$99,599,832	$(369,325)	$(373,671)

Net unrealized loss on other investments	(52)	—	—	—

Net unrealized gain (loss)	$3,806,421	$99,599,832	$(369,325)	$(373,671)

The amortized cost for the Money Market Fund stated in the accompanying statements of assets and liabilities also represents aggregate cost for U.S. federal income tax purposes.

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains on Section 1256 futures contracts and forward foreign currency contracts recognized for tax purposes.

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in tax treatment of foreign currency transactions, paydown losses, taxable overdistributions, tax treatment of certain debt obligations, net operating losses and the write-off of capital loss carryforwards acquired in previous reorganizations that cannot be utilized due to Internal Revenue Code limitations. The cumulative timing differences consist primarily of post-October capital losses and deferred distributions from underlying fund investments.

			Accumulated
			Undistributed Net
		Accumulated Net	Investment
Fund	Paid-in Capital	Realized Gain (Loss)	Income

Growth Opportunities	$—	$(1,404,218)	$1,404,218
Equity Index	(34,623,293)	34,612,133	11,160
Core Fixed Income	—	(395,012)	395,012
Government Income	(16,522)	(92,685)	109,207

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

8. OTHER MATTERS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. These Funds, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, the plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of this ruling such that it must be incorporated no later than the last day on which a NAV is calculated preceding the Funds’ 2007 semi-annual report. At this time, the investment adviser is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required.

Notes to Financial Statements (continued)
December 31, 2006

 GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

8. OTHER MATTERS (continued)

Mergers and Reorganizations — At a meeting held on July 12, 2005, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the Predecessor AIT Funds into the Goldman Sachs Funds (the “Funds”). The acquisition was completed January 9, 2006 as of the close of business on January 6, 2006.

     Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor AIT Funds’ were transferred into the Funds’ Service Share Class, in a tax-free exchange as follows:

			Predecessor Fund’s
	Exchanged Shares	Value of	Shares Outstanding
The Fund/Predecessor AIT Fund	of Survivor Issued	Exchanged Shares	as of January 6, 2006

Goldman Sachs Growth Opportunities/ AIT Select Capital Appreciation	28,131,531	$281,315,315	134,161,366

Goldman Sachs Equity Index/ AIT Equity Index	50,110,652	501,106,524	177,469,590

Goldman Sachs Core Fixed Income/ AIT Select Investment Grade Income	33,304,201	333,042,015	314,849,722

Goldman Sachs Government Income/ AIT Government Bond	10,218,399	102,183,989	96,128,724

Goldman Sachs Money Market/ AIT Money Market	219,573,618	219,573,618	219,573,618

     The following chart shows the Funds’ and Predecessor AIT Funds’ aggregate net assets (immediately before and after the completion of the acquisition) and the Predecessor AIT Funds’ unrealized appreciation.

		Predecessor AIT
	Funds’ Aggregate Net	Fund’s Aggregate	Predecessor AIT	Funds Aggregate Net
	Assets Before	Net Assets Before	Fund’s Unrealized	Assets Immediately
The Fund/Predecessor AIT Fund	Reorganization	Reorganization	Appreciation	After Reorganization

Goldman Sachs Growth Opportunities/ AIT Select Capital Appreciation	$—	$281,315,315	$—	$281,315,315

Goldman Sachs Equity Index/ AIT Equity Index	—	501,106,524	—	501,106,524

Goldman Sachs Core Fixed Income/ AIT Select Investment Grade Income	—	333,042,015	—	333,042,015

Goldman Sachs Government Income/ AIT Government Bond	—	102,183,989	—	102,183,989

Goldman Sachs Money Market/ AIT Money Market	—	219,573,618	—	219,573,618

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Goldman Sachs Variable Insurance Trust

We have audited the accompanying statements of assets and liabilities of Goldman Sachs Growth Opportunities Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Money Market Fund (five of the funds comprising the Goldman Sachs Variable Insurance Trust) (the “Funds”), including the schedules of investments, as of December 31, 2006, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the years presented through December 31, 2005 were audited by other auditors whose report, dated February 17, 2006, expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, audited by us, referred to above present fairly, in all material respects, the financial position of Goldman Sachs Growth Opportunities Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Money Market Fund at December 31, 2006, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2007

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2006

          As a shareholder of Service Shares of the Funds you incur these types of costs: ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only, as a shareholder of a Fund you do not incur any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Growth Opportunities Fund			Equity Index Fund			Core Fixed Income Fund			Government Income Fund			Money Market Fund

			Expenses Paid			Expenses Paid			Expenses Paid			Expenses Paid			Expenses Paid
	Beginning	Ending	for the	Beginning	Ending	for the	Beginning	Ending	for the	Beginning	Ending	for the	Beginning	Ending	for the
	Account Value	Account Value	6 months ended	Account Value	Account Value	6 months ended	Account Value	Account Value	6 months ended	Account Value	Account Value	6 months ended	Account Value	Account Value	6 months ended
Share Class	7/1/06	12/31/06	12/31/06*	7/1/06	12/31/06	12/31/06*	7/1/06	12/31/06	12/31/06*	7/1/06	12/31/06	12/31/06*	7/1/06	12/31/06	12/31/06*

Service
Actual	$1,000.00	$1,073.50	$5.93	$1,000.00	$1,127.00	$2.13	$1,000.00	$1,051.10	$2.71	$1,000.00	$1,043.90	$3.45	$1,000.00	$1,024.90	$2.49
Hypothetical 5% return	1,000.00	1,019.49 +	5.78	1,000.00	1,023.20 +	2.02	1,000.00	1,022.56 +	2.67	1,000.00	1,021.83 +	3.41	1,000.00	1,022.75 +	2.48

*	Expenses are calculated using each Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/06. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Service Class

Growth Opportunities	1.15%
Equity Index	0.41
Core Fixed Income	0.54
Government Income	0.68
Money Market	0.49

+	Hypothetical expenses are based on each Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Director, Emerging Markets Group, Ltd (2004-2006) Director, Elderhostel, Inc. (2006-Present) Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Patrick T. Harker Age: 48	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (58 Portfolios).

Trustees and Officers (Unaudited) (continued)
 GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Interested Trustee

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2006, the Trust consisted of 65 portfolios and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios, including the Funds described in this Annual Report.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President	Since 2002	Managing Director, Goldman Sachs (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (August 2001-December 2006).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College.

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 44	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President Goldman Sachs (1999-2006); Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2006, 7.99% and 100% of the dividends paid from net investment company taxable income by the Growth Opportunities and Equity Index Funds, respectively, qualify for the dividends received deduction available to corporations.

       Pursuant to Section 852 of the Internal Revenue Code, the Growth Opportunities Fund designates $80,426,221 as capital gain dividends paid during the year ended December 31, 2006.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. Fitzpatrick, Vice President
Patrick T. Harker	James A. McNamara, Vice President
Mary Patterson McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Peter V. Bonanno, Secretary
Richard P. Strubel

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

Copyright 2007 Goldman, Sachs & Co. All rights reserved.

VITAR/07-317

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust:
Table 1 – Items 4(a) -4(d)

	2006	2005	Description of Services Rendered
Audit Fees:

• Ernst & Young LLP (“E&Y”)	$290,350	$112,000	Financial statement audits

Audit-Related Fees

• E&Y	$24,000	$0	17f-2 procedures relating to VIT Equity Index Fund

Tax Fees

• E&Y	$53,600	$28,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns
All Other Fees	$0	$0

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Variable Insurance Trust’s service affiliates * that were pre-approved by the Goldman Sachs Variable Insurance Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2006	2005	Description of Services Rendered
Audit-Related Fees

• E&Y	$0	$0

Tax Fees

• E&Y	$0	$0

All Other Fees

• E&Y	$0	$0

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) – Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Variable Insurance Trust (“GSVIT”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GSVIT’s service affiliates listed in Table 2 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GSVIT for the 12 months ended December 31, 2006 and December 31, 2005 were approximately $53,600 and $28,400, respectively.

The aggregate non-audit fees billed to GSVIT’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2006 and December 31, 2005 were approximately $55.9 million and $49.0 million, respectively.

Items 4(h) — GSVIT’s Audit Committee has considered whether the provision of non-audit services to GSVIT’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial officers is incorporated by reference to Exhibit 11(a)(1) of the Registrant’s Form N-CSR filed on March 8, 2004 (accession number 0000950123-04-002976)

(a)(2)	Exhibit 99.CERT Exhibit 99.906CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ Kaysie Uniacke

By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kaysie Uniacke
By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 28, 2007

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: February 28, 2007